    As filed with the Securities and Exchange Commission on April 29, 2002

                                                      Registration No.333- 89875

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                       Post-Effective Amendment No. 3 To
                                   FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                   TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT
                             (Exact name of trust)

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                              (Name of depositor)

                            2001 Third Avenue South
                           Birmingham, Alabama 35233
         (Complete address of depositor's principal executive offices)

     (Name and complete address
     of agent for service)                               Copy to:

     John H. Livingston, Esq.                   Frederick R. Bellamy, Esq.
     United Investors Life Insurance Company    Sutherland Asbill & Brennan LLP
     2001 Third Avenue South                    1275 Pennsylvania Avenue, N.W.
     Birmingham, Alabama 35233                  Washington, DC 20004-2415


It is proposed that this filing will become effective (check appropriate box):

     [_]  immediately upon filing pursuant to paragraph (b) of Rule 485
     [x]  on May 1, 2002 pursuant to paragraph (b) of Rule 485
     [_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [_]  on _______________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
     [_] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.


Title of securities being registered: Variable Life Insurance Policies

                                   Prospectus
                                  May 1, 2002

   Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Titanium Investor variable life insurance policy which is issued by:

United Investors Life Insurance Co.
2001 Third Avenue South
Birmingham, Alabama 35233

   The SEC maintains an Internet website (http://www.sec.gov) that contains material incorporated by reference into this prospectus and other information.

   Variable life insurance policies involve certain risks, and you may lose some or all of your investment.
.. We do not guarantee how any of the subaccounts will perform.
.. The policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the policy.
.. Neither the U.S. Government nor any Federal agency insures your investment in the policy.

   There is no guaranteed cash surrender value for amounts allocated to the variable subaccounts. If the net cash surrender value (the policy value less any surrender charge and less any loan balance) is insufficient to cover the charges due under the policy, the policy may terminate without value.

   Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                              TITANIUM INVESTORSM
                       VARIABLE UNIVERSAL LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE LIFE
INSURANCE POLICY
  issued by
United Investors Life Insurance Company
  through
Titanium Universal Life Variable Account

   The policy offers 32 funding choices--one fixed account (paying a guaranteed minimum fixed rate of interest) and 31 variable subaccounts which invest in the following mutual fund portfolios:

AIM Variable Insurance Funds
..AIM V.I. Capital Appreciation Fund--Series I Shares
..AIM V.I. Core Equity Fund--Series I Shares
..AIM V.I. Growth Fund--Series I Shares
..AIM V.I. International Growth Fund--Series I Shares
..AIM V.I. Premier Equity Fund--Series I Shares
The Alger American Fund
..Alger American Growth Portfolio--Class O Shares
..Alger American Income & Growth Portfolio--Class O Shares
..Alger American Leveraged AllCap Portfolio--Class O Shares
..Alger American MidCap Growth Portfolio--Class O Shares
..Alger American Small Capitalization Portfolio--Class O Shares
Dreyfus Variable Investment Fund
..Dreyfus VIF-Appreciation Portfolio--Initial Shares
..Dreyfus VIF-Money Market Portfolio
..Dreyfus VIF-Quality Bond Portfolio--Initial Shares
The Dreyfus Socially Responsible Growth Fund, Inc.
..The Dreyfus Socially Responsible Growth Fund, Inc.--Initial Shares
Evergreen Investments
..Evergreen VA Equity Index Fund
..Evergreen VA Foundation Fund
..Evergreen VA Global Leaders Fund
..Evergreen VA Small Cap Value Fund
INVESCO Variable Investment Funds, Inc.
..INVESCO VIF-Core Equity Fund
..INVESCO VIF-Technology Fund
..INVESCO VIF-Utilities Fund
MFS(R) Variable Insurance TrustSM
..MFS(R) Emerging Growth Series
..MFS(R) Investors Trust Series
..MFS(R) Research Series
..MFS(R) Total Return Series
Deutsche Asset Management VIT Funds
..Scudder VIT EAFE(R) Equity Index Fund
..Scudder VIT Small Cap Index Fund
Strong Variable Insurance Funds, Inc.
..Strong Mid Cap Growth Fund II
Strong Opportunity Fund II, Inc.
..Strong Opportunity Fund II
Franklin Templeton Variable Insurance Products Trust
..Templeton Foreign Securities Fund--Class 2
 (formerly Templeton International Securities Fund)
..Templeton Global Asset Allocation Fund--Class 2
 (formerly Templeton Asset Strategy Fund)
VARIABLE LIFE INSURANCE POLICIES:
 ARE NOT FDIC INSURED         ARE NOT BANK GUARANTEED           MAY LOSE VALUE

                                                                UI-215, Ed. 5-02

Table of Contents
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Summary.....................................................................   1
  The Policy................................................................   1
  Payment of Premiums.......................................................   1
  Funding Choices...........................................................   1
  Charges and Deductions....................................................   2
  Taxes.....................................................................   6
  Cash Benefits.............................................................   6
  Death Benefit.............................................................   6
  Termination...............................................................   7
  Other Information.........................................................   7
  Inquiries.................................................................   8

Titanium Universal Life Variable Account....................................   9
  The Portfolios............................................................   9

Fixed Account...............................................................  14

The Policy..................................................................  14
  Applying for a Policy.....................................................  14
  State Variations..........................................................  14
  Conditional Receipt.......................................................  15
  "Free Look" Right to Cancel the Policy....................................  15
  Premiums..................................................................  15
  Transfers.................................................................  17
  Dollar-Cost Averaging.....................................................  18
  Automatic Asset Rebalancing...............................................  18
  Surrender of the Policy...................................................  19
  Withdrawals...............................................................  19
  Loan Benefits.............................................................  19
  Requesting Payments.......................................................  20
  Policy Changes............................................................  21
  Reports to Owners.........................................................  21
  Other Policy Provisions...................................................  22
  Assignment and Change of Owner............................................  22

Death Benefits..............................................................  22
  Amount of Death Benefit Payable...........................................  23
  Death Benefit Options.....................................................  23
  Adjustable Term Insurance Rider and Target Face Amount....................  24
  Changing the Death Benefit Option.........................................  25
  Changing the Face Amount..................................................  25
  Effect of Withdrawals on the Death Benefit................................  26
  Beneficiary...............................................................  26
  Supplemental Benefits.....................................................  26

Charges and Deductions......................................................  27
  Premium Expense Charges...................................................  28
  Mortality and Expense Risk Charge.........................................  28
  Monthly Deduction.........................................................  29
  Surrender Charge..........................................................  29
  Transaction Charges.......................................................  31

   Other Charges............................................................. 31
   Cost of Insurance......................................................... 31
   Reduction in Charges for Certain Groups................................... 32

Policy Values................................................................ 32
   Policy Value.............................................................. 32
   Variable Account Value.................................................... 33
   Fixed Account Value....................................................... 34

Tax Considerations........................................................... 35
   Introduction.............................................................. 35
   Tax Status of the Policy.................................................. 35
   Tax Treatment of Policy Benefits.......................................... 35
   Taxation of United Investors.............................................. 38
   Employment-Related Benefit Plans.......................................... 38

Other Information............................................................ 38
   United Investors Life Insurance Company................................... 38
   Sale of the Policies...................................................... 38
   Changing the Variable Account............................................. 39
   Voting of Portfolio Shares................................................ 39
   Addition, Deletion, or Substitution of Investments........................ 40
   Other Information......................................................... 41
   Litigation................................................................ 41
   Legal Matters............................................................. 41
   Experts................................................................... 41
   Financial Statements...................................................... 41

Appendix A: Hypothetical Illustrations and Performance Information........... 42
Appendix B: Directors and Officers of United Investors....................... 54
Appendix C: Glossary......................................................... 56
Appendix D: State Variations................................................. 58
Appendix E: Financial Statements............................................ F-1


--------------------------------------------------------------------------------

This prospectus generally describes only the variable portion of the policy, except where the fixed account is specifically mentioned.

Buying this policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance policy. (See "Other Information" in the Summary.)

Certain terms and phrases used in this prospectus are explained in "Appendix C" (the Glossary).

Summary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   This is a summary of some of the more important points that you should know and consider before purchasing the Titanium Investor variable life insurance policy.
The Policy
   The Titanium Investor flexible premium variable life insurance policy issued by United Investors Life Insurance Company consists of either:

  .  an individual policy that we issue to you; or

  . a group contract that we issue to the contract holder and an individual certificate that we issue to you.

   This prospectus describes your individual policy or certificate (both are referred to as the policy in this prospectus). Among other things, the policy:

(a) provides insurance protection on the life of the insured until the policy's maturity date.

(b) allows you to vary the amount and timing of the premiums you pay and to change the amount of the death benefit payable under the policy.

(c) provides the opportunity for policy value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d) permits you to borrow against the policy value, to make withdrawals, or to surrender the policy completely. Loans and withdrawals will affect the policy value and may affect the death benefit and termination of the policy. Loans, withdrawals and surrenders may be taxable and subject to a 10% tax penalty before age 59 1/2.

   In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral generally allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

   You may divide your Titanium Investor policy value among the fixed account and 31 variable subaccounts which invest in specified portfolios of underlying mutual funds. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the variable subaccounts is not guaranteed. Instead, your investment in the variable subaccounts will go up or down with the performance of the particular mutual fund portfolios you select (and the deduction of charges). You will lose money on policy value allocated to the variable subaccounts if performance is negative or not sufficiently positive to cover the charges under the policy.

Payment of Premiums

   Although you select a premium payment plan, you are not required to follow it. (The minimum initial premium and planned premium depend on the age, sex, and risk class of the insured, on the face amount of the policy, and on any supplemental benefit riders to the policy.) Within limits, you can vary the frequency and amount of premium payments and can skip planned premiums. However, the policy can lapse and terminate without value even if you pay the planned premiums. Extra premiums may be required to prevent policy termination under certain circumstances.

Funding Choices

   We deduct premium expense charges from each premium payment, and then we allocate the net premium among the variable subaccounts and the fixed account according to your written instructions.

   You may allocate each premium (and your existing policy value) among variable subaccounts which invest in the following 31 mutual fund portfolios:

   AIM Variable Insurance Funds
  . AIM V.I. Capital Appreciation Fund--Series I Shares
  . AIM V.I. Core Equity Fund--Series I Shares
  . AIM V.I. Growth Fund--Series I Shares
  . AIM V.I. International Growth Fund--Series I Shares

  . AIM V.I. Premier Equity Fund--Series I Shares
   The Alger American Fund
  . Alger American Growth Portfolio--Class O Shares
  . Alger American Income & Growth Portfolio--Class O Shares
  . Alger American Leveraged AllCap Portfolio--Class O Shares
  . Alger American MidCap Growth Portfolio--Class O Shares
  . Alger American Small Capitalization Portfolio--Class O Shares
   Dreyfus Variable Investment Fund
  . Dreyfus VIF-Appreciation Portfolio--Initial Shares
  . Dreyfus VIF-Money Market Portfolio
  . Dreyfus VIF-Quality Bond Portfolio--Initial Shares
  The Dreyfus Socially Responsible Growth Fund, Inc.
  . The Dreyfus Socially Responsible Growth Fund, Inc.--Initial Shares Evergreen Investments
  . Evergreen VA Equity Index Fund
  . Evergreen VA Foundation Fund
  . Evergreen VA Global Leaders Fund
  . Evergreen VA Small Cap Value Fund
  INVESCO Variable Investment Funds, Inc.
  . INVESCO VIF-Core Equity Fund
  . INVESCO VIF-Technology Fund
  . INVESCO VIF-Utilities Fund
  MFS(R) Variable Insurance TrustSM
  . MFS(R) Emerging Growth Series
  . MFS(R) Investors Trust Series
  . MFS(R) Research Series
  . MFS(R) Total Return Series
  Deutsche Asset Management VIT Funds
  . Scudder VIT EAFE(R) Equity Index Fund
  . Scudder VIT Small Cap Index Fund
  Strong Variable Insurance Funds, Inc.
  . Strong Mid Cap Growth Fund II
  Strong Opportunity Fund II, Inc.
  . Strong Opportunity Fund II
  Franklin Templeton Variable Insurance Products Trust
  . Templeton Foreign Securities Fund--Class 2
  . Templeton Global Asset Allocation Fund--Class 2

   You may also allocate each premium (and your existing policy value) to the fixed account. We guarantee your fixed account allocation will earn at least 3.5% interest per year.

Charges and Deductions

   We deduct a 2.5% premium expense charge from each premium payment for state and local taxes and a 1.5% premium expense charge for the estimated cost of the Federal income tax treatment of deferred acquisition costs. In addition, we deduct a 4% sales charge from each premium payment, until premiums paid equal 10 target premiums (or the premiums paid allocated to an increase in the policy's base face amount equal 10 target premiums for the increase). The total of these charges is 8% of each premium until the sales charge limit is reached, and 4% thereafter. The target premium is specified in your policy's data page, and discussed in the "Premium Expense Charge" section of this prospectus. A new target premium is calculated if you increase the policy's base face amount.

   We also make certain periodic deductions from your policy value. Each month, we deduct a "monthly deduction" from your policy value, which is the sum of the following:

(a) the cost of insurance charge;

(b) the monthly administrative charge (currently $6.00, and guaranteed not to exceed $30.00 for the first policy year and $10.00 for renewal years); and

(c) any supplemental benefit or rider charges.

   Each day, we deduct a charge from the assets in the variable subaccounts for certain mortality and expense risks we bear under the policy. This charge is at an effective annual rate of 0.75% of those assets during the first ten policy years, 0.50% during the second ten policy years, and 0.25% thereafter. We guarantee not to increase this mortality and expense risk charge above these annual rates.

   We deduct a surrender charge from the policy value upon a full surrender before the 14th policy anniversary (or the 14th anniversary of any increase in the policy's base face amount). The surrender charge consists of two charges: the administrative surrender charge and the sales surrender charge.

   The administrative surrender charge is $4 per $1,000 of base face amount for the first 9 policy years (or for the 9 years following an increase in the policy's base face amount), and then decreases annually to zero at the 14th policy anniversary.

   The sales surrender charge for the first 2 policy years (or for the 2 years following an increase in the policy's base face amount) is:

  . 26% of premium paid up to one target premium, plus

  . 6% of premium paid above one target up to two target premiums, plus

  . 5% of premium paid above two target premiums.

   The sales surrender charge for policy years 3 through 9 (or for years 3 through 9 following an increase in the policy's base face amount) is:

  . 46% of premium paid up to one target premium, plus

  . 44% of premium paid above one target up to two target premiums.

   The sales surrender charge then decreases annually to zero at the 14th policy anniversary.

   We also deduct a portion of the surrender charge if you reduce the base face amount of the policy, or if a withdrawal causes the base face amount to be reduced. See the "Surrender Charge" section of this prospectus.

   There is also a $25 transaction charge for transactions in excess of the following limits:

.. each withdrawal after the 1st in a policy year (the charge is limited to 2% of the withdrawal);

.. each transfer between subaccounts and/or the fixed account after the 12th in a policy year;

..  each requested policy illustration after the 1st in a policy year.

   In addition, investment management fees, operating expenses, and in some cases 12b-1 fees are deducted from each portfolio of the underlying mutual funds. See the table below for a summary of these portfolio expenses for the last year.
                         Portfolio Annual Expenses(/1/)
                       (% of net assets of the portfolio)

                                                                          Total(/2/) Portfolio
                                                      Other(/2/) Expenses       Expenses
                            Management Fee(/2/) 12b-1     (after any        (after waiver or
  Portfolio                 (after any waiver)  Fees    reimbursement)       reimbursement)
----------------------------------------------------------------------------------------------
  AIM Variable Insurance
   Funds
  . AIM V.I. Capital
    Appreciation Fund--
    Series I Shares                 0.61%       None          0.24%               0.85%
  . AIM V.I. Core Equity
    Fund--Series I Shares           0.61%       None          0.21%               0.82%
  . AIM V.I. Growth Fund--
    Series I Shares                 0.62%       None          0.26%               0.88%
  . AIM V.I. International
    Growth Fund--Series I
    Shares                          0.73%       None          0.32%               1.05%
  . AIM V.I. Premier
    Equity Fund--Series I
    Shares                          0.60%       None          0.25%               0.85%
----------------------------------------------------------------------------------------------
  The Alger American Fund
  . Alger American Growth
    Portfolio--Class O
    Shares                          0.75%       None          0.06%               0.81%
  . Alger American Income
    & Growth Portfolio--
    Class O Shares                 0.625%       None         0.095%               0.72%
  . Alger American
    Leveraged AllCap
    Portfolio--Class O
    Shares                          0.85%       None          0.07%               0.92%
  . Alger American MidCap
    Growth Portfolio--
    Class O Shares                  0.80%       None          0.08%               0.88%
  . Alger American Small
    Capitalization
    Portfolio--Class O
    Shares                          0.85%       None          0.07%               0.92%
----------------------------------------------------------------------------------------------
  Dreyfus Variable
   Investment Fund
  . Dreyfus VIF--
    Appreciation
    Portfolio--Initial
    Shares                          0.75%       None          0.03%               0.78%
  . Dreyfus VIF--Money
    Market Portfolio                0.50%       None          0.08%               0.58%
  . Dreyfus VIF--Quality
    Bond Portfolio--
    Initial Shares                  0.65%       None          0.10%               0.75%
----------------------------------------------------------------------------------------------
  The Dreyfus Socially
   Responsible Growth
   Fund, Inc.
  . The Dreyfus Socially
    Responsible Growth
    Fund, Inc.--Initial
    Shares                          0.75%       None          0.03%               0.78%
----------------------------------------------------------------------------------------------
  Evergreen Investments
  . Evergreen VA Equity
    Index Fund                      0.08%       None          0.22%               0.30%
  . Evergreen VA
    Foundation Fund                 0.75%       None          0.18%               0.93%
  . Evergreen VA Global
    Leaders Fund                    0.72%       None          0.28%               1.00%
  . Evergreen VA Small Cap
    Value Fund                      0.80%       None          0.20%               1.00%
----------------------------------------------------------------------------------------------
  INVESCO Variable
   Investment Funds, Inc.
  . INVESCO VIF--Core
    Equity Fund(/3/)                0.75%       None          0.34%               1.09%
  . INVESCO VIF--
    Technology Fund(/3/)            0.75%       None          0.32%               1.07%
  . INVESCO VIF--Utilities
    Fund(/3/)                       0.60%       None          0.77%               1.37%

--------------------------------------------------------------------------------

                                                                               Total(/2/) Portfolio
                                                           Other(/2/) Expenses       Expenses
                            Management Fee(/2/) 12b-1          (after any        (after waiver or
  Portfolio                 (after any waiver)  Fees         reimbursement)       reimbursement)
---------------------------------------------------------------------------------------------------
  MFS(R) Variable
   Insurance TrustSM(/4/)
  . MFS(R) Emerging Growth
    Series                         0.75%         None             0.12%                0.87%
  . MFS(R) Investors Trust
    Series                         0.75%         None             0.15%                0.90%
  . MFS(R) Research Series         0.75%         None             0.15%                0.90%
  . MFS(R) Total Return
    Series                         0.75%         None             0.14%                0.89%
---------------------------------------------------------------------------------------------------
  Deutsche Asset
   Management VIT Funds
  . Scudder VIT EAFE(R)
    Equity Index Fund(/5/)         0.30%        None              0.35%                0.65%
  . Scudder VIT Small Cap
    Index Fund(/5/)                0.17%        None              0.28%                0.45%
---------------------------------------------------------------------------------------------------
  Strong Variable Insur-
   ance Funds, Inc.
  . Strong Mid Cap Growth
    Fund II(/6/)                   0.75%        None              0.45%                1.20%
---------------------------------------------------------------------------------------------------
  Strong Opportunity Fund
  II, Inc.
  . Strong Opportunity
    Fund II(/7/)                   0.75%        None              0.35%                1.10%
---------------------------------------------------------------------------------------------------
  Franklin Templeton Vari-
   able Insurance Products
   Trust
  . Templeton Foreign Se-
    curities Fund--Class
    2(/8/)                         0.68%        0.25%(/9/)        0.22%                1.15%
  . Templeton Global Asset
    Allocation Fund--Class
    2                              0.61%        0.25%(/9/)        0.20%                1.06%

(/1/) These expenses are deducted directly from the assets of the underlying mutual fund portfolios and therefore reduce their net asset value. The investment advisor of each underlying mutual fund supplied the above information, and we have not independently verified it. The expenses shown are those incurred for the year ended December 31, 2001. Current or future expenses may be greater or less than those shown. See the underlying mutual funds' prospectus for more complete information.
(/2/) With respect to certain portfolios, the portfolio's investment advisor is waiving part or all of its Management Fee and reimbursing part or all of the Other Expenses. Absent the waivers or reimbursements, the 2001 expenses of these portfolios would have been as indicated below:

                                                                          Total Portfolio
                                                          Other Expenses  Annual Expenses
                             Management Fee    12b-1       (before any   (before waiver or
  Portfolio                (before any waiver) Fees       reimbursement)  reimbursement)
------------------------------------------------------------------------------------------
  Evergreen VA Equity In-
   dex Fund                       0.32%         None           0.22%           0.54%
  Evergreen VA Global
   Leaders Fund                   0.87%         None           0.28%           1.15%
  Evergreen VA Small Cap
   Value Fund                     0.87%         None           0.20%           1.07%
  INVESCO VIF--Utilities
   Fund                           0.60%         None           0.55%           1.15%
  Scudder VIT EAFE(R) Eq-
   uity Index Fund                0.45%         None           0.35%           0.80%
  Scudder VIT Small Cap
   Index Fund                     0.35%         None           0.28%           0.63%
  Strong Mid Cap Growth
   Fund II                        0.75%         None           0.65%            1.4%
  Strong Opportunity Fund
   II                             0.75%         None           0.65%            1.4%
  Templeton Foreign Secu-
   rities Fund--Class
   2(/8/)                         0.69%        0.25%(/9/)      0.22%           1.16%

(/3/) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.
(/4/) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had those fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:
   0.86% for Emerging Growth Series
   0.89% for Investors Trust Series
   0.89% for Research Series
   0.88 for Total Return Series

(/5/) The investment advisor, Deutsche Asset Management, Inc. has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time.
(/6/) As compensation for its advisory services, the fund pays Strong Capital Management, Inc. ("Strong") a monthly management fee at an annual rate of 0.75% of the fund's average daily net asset value. Strong has voluntarily agreed to waive the management fee and/or absorb the fund's other expenses so that the total annual fund operating expenses are capped at 1.20%. Strong has no current intention to, but may in the future, discontinue or modify any fee waivers or expense absorptions after any appropriate notice to the fund's shareholders. A cap on total annual fund operating expenses lowers the fund's overall expense ratio and increases the fund's return to investors.
(/7/) As compensation for its advisory services, the fund pays Strong a monthly management fee at an annual rate of 0.75% of the fund's average daily net asset value. Strong has voluntarily agreed to waive the management fee and/or absorb the fund's other expenses so that the total annual fund operating expenses are capped at 1.10%. Strong has no current intention to, but may in the future, discontinue or modify any fee waivers or expense absorptions after any appropriate notice to the fund's shareholders. A cap on total annual fund operating expenses lowers the fund's overall expense ratio and increases the fund's return to investors.
(/8/) Templeton Investment Counsel, LLC had agreed in advance to make an estimated reduction of 0.01% of its management fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without this reduction, the total annual Fund operating expenses would be 1.16%.
(/9/) The Fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the Fund's prospectus.

Taxes

   We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. (See "Tax Status of the Policy.") Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan or withdrawal, surrender the policy, or we pay the maturity benefit. There is less guidance, and therefore more risk, with respect to policies issued on a substandard basis. Under certain circumstances, a policy could be treated as a modified endowment contract. See "Tax Considerations" for a discussion of when distributions, such as withdrawals, surrenders and loans, from policy value could be subject to Federal income tax and penalty tax. Modified endowment contracts receive less favorable tax treatment than other life insurance policies.

Cash Benefits

   Your policy value is the sum of the amounts allocated to the variable subaccounts (variable account value) and the amount allocated to the fixed account (fixed account value). The cash surrender value (the policy value less any applicable surrender charge) may be substantially less than the premiums paid.

   Policy Loans. You may take loans in aggregate amounts of up to 90% of the policy's cash surrender value. Policy loans reduce the amount available for allocations and transfers. Policy loans may have tax consequences. (See "Tax Considerations.")

   Full Surrender. You may surrender the policy at any time for its net cash surrender value. The net cash surrender value is the cash surrender value less any loan balance. Surrendering the policy may have tax consequences. (See "Tax Considerations.")

   Withdrawal. You generally may make a withdrawal from the net cash surrender value at any time during the insured's life, provided that the policy has sufficient net cash surrender value remaining. Withdrawals may have tax consequences. (See "Tax Considerations.")

Death Benefit

   You must select one of two death benefit options under the policy:

(a) Option A: the greater of the policy's base face amount or a multiple of its policy value; or

(b) Option B: the greater of (i) the policy's base face amount plus its policy value or (ii) a multiple of its policy value.

The total death benefit equals the base death benefit above, plus any amounts provided by the adjustable term insurance rider and any other riders payable on the death of the insured.

   Subject to certain limits, you may change the policy's face amount and death benefit option. Changing the policy's face amount or death benefit option may have tax consequences.

   The policy's no-lapse guarantee feature will keep the policy in force during the first three policy years even if there is insufficient net cash surrender value to pay the cost of insurance and other periodic charges. The no-lapse guarantee remains effective during the first three policy years so long as cumulative premiums paid on the policy, less gross withdrawals and any outstanding loan balance, equals or exceeds the cumulative no-lapse monthly premiums for the number of months the policy has been in force.

   An optional death benefit guarantee rider is available, which provides that the base face amount will remain in force if you pay a certain level of premiums. This rider allows you to choose one of two guarantee periods at the time of application:

..  to the later of the insured's age 65 or 10 years, or

..  for the lifetime of the insured, or to the maturity date.

Each guarantee period requires the payment of higher premiums, and the guarantee does not apply to any rider benefits. As long as the guarantee is in force, we will deduct a monthly charge for the rider from your policy value. This optional benefit rider is not available in all states. (See "Appendix D.")

Termination

   There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable subaccounts (to which policy value is allocated) is not sufficiently positive to cover the charges deducted under the policy.

   If the net cash surrender value (based on the policy value) becomes insufficient to cover the monthly deduction when due, and the no-lapse guarantee or an optional death benefit guarantee is not in effect, then the policy will terminate without value after a grace period, even if all planned premiums have been paid in full and on schedule. Additional premium payments will be necessary during the grace period to keep the policy in force if this occurs.

Other Information

   Free Look: For a limited time after the policy's effective date, you may cancel the policy and receive a full refund of all premiums paid.

   Supplemental Benefits: Your policy may have one or more supplemental benefits which are attached to the policy by rider. Each is subject to its own requirements as to eligibility and additional cost. In addition to the optional death benefit guarantee rider previously described, other benefits currently available under the policy are:

..  accelerated death benefit rider;

..  accidental death benefit rider;

..  additional insured term insurance rider;

..  adjustable term insurance rider;

..  change of person insured rider;

..  children's term insurance rider;

..  disability waiver of monthly deductions rider;

..  disability waiver of specified premium rider; and

..  option to purchase additional insurance rider.

   Other supplemental benefits may also be available, and all benefits may not be available in all states.

   Transfers: Within certain limits, you (or your registered representative, if written authorization is on file) may transfer all or part of your policy value among the variable subaccounts and the fixed account.

   Dollar-Cost Averaging: You may have automatic transfers of a predetermined amount made from the fixed account or the money market variable subaccount to other variable subaccounts. Certain minimums and other restrictions apply.

   Automatic Asset Rebalancing: You may have automatic transfers occur at selected intervals that will reallocate your policy value according to your premium allocation percentage for new premiums. Certain minimums and other restrictions apply.

   Illustrations: Sample projections of hypothetical death benefits and policy values are in "Appendix A" to this prospectus. These projections may help you:

(a) understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b) compare the policy to other life insurance policies.

   The projections also show the value of the annual premiums accumulated with interest and demonstrate that the cash surrender value may be low (compared to the premiums plus accumulated interest) if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment.

Tax-Free "Section 1035" Exchanges

   You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

   Financial Information: Our financial statements and those for the Variable Account are in "Appendix E" to this prospectus.

   State Variations: Certain provisions of your policy may be different than the general description in this prospectus because of legal requirements in your state. All riders and options are not available in all states (See "Appendix D"). Contact your registered representative or our administrative office for specific information.

Inquiries

   If you have questions about your policy or need to make changes, contact your registered representative who sold you the policy, or contact us at our administrative office:

  United Investors Life Insurance Company
  Administrative Office
  2001 Third Avenue South (35233)
  P.O. Box 10287
  Birmingham, Alabama 35202-0287
  Telephone: (800) 340-3787

--------------------------------------------------------------------------------

   The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

   NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the underlying mutual funds' prospectuses carefully before investing.

                    Titanium Universal Life Variable Account
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The variable subaccounts are divisions of the Titanium Universal Life Variable Account (the "Variable Account"). We established the Variable Account as a segregated asset account on September 15, 1999. The Variable Account will receive and invest the premiums allocated to the variable subaccounts. Our Variable Account is currently divided into 31 subaccounts. Each subaccount invests exclusively in shares of a single mutual fund portfolio. Income, gains and losses arising from the assets of each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount of the Variable Account or arising out of any other business we may conduct.

   The assets in the Variable Account are our property. However, the assets allocated to the variable subaccounts under the policy attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct.

   The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). It meets the definition of a "separate account" under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

The Portfolios

   Each subaccount of the Variable Account invests exclusively in shares of a particular mutual fund portfolio. The assets of each portfolio are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

   The investment objectives and policies of each mutual fund portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the prospectuses of the portfolios which accompany this prospectus.

   The following 31 mutual fund portfolios are currently offered to policy owners through the subaccounts of the Variable Account:

  Portfolio                Investment Objectives and Certain Policies
----------------------------------------------------------------------------------------------
  AIM V.I. Capital         Seeks growth of capital. Invests principally in common stock of
  Appreciation Fund        companies believed to be likely to benefit from new or innovative
  (Series I Shares)        products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.
----------------------------------------------------------------------------------------------
  AIM V.I. Core Equity     Seeks growth of capital with a secondary objective of current
  Fund* (Series I Shares)  income. Invests at least 80% of its net assets in equity securities, including convertible securities, of established companies that have long-term, above-average growth in earnings and dividends, and growth companies that have potential for above-
                           average growth in earnings and dividends.
----------------------------------------------------------------------------------------------
  AIM V.I.                 Seeks growth of capital. Invests principally in seasoned and better
  Growth Fund (Series I    capitalized companies considered to have strong earnings momentum.
  Shares)
----------------------------------------------------------------------------------------------
  AIM V.I.                 Seeks long-term growth of capital. Invests in a diversified
  International            portfolio of international equity securities whose issuers are
  Growth Fund* (Series I   considered to have strong earnings momentum. The fund intends to
  Shares)                  invest at least 70% of its total assets in marketable equity securities of foreign companies, emphasizing investment in companies in the developed countries of Western Europe and the
                           Pacific Basin.
----------------------------------------------------------------------------------------------

  Portfolio                Investment Objectives and Certain Policies
----------------------------------------------------------------------------------------------
  AIM V.I.                 Seeks long-term growth of capital. Income is a secondary objective.
  Premier Equity Fund*     Invests normally, at least 80% of its net assets in equity
  (Series I Shares)        securities, including convertible securities. The portfolio managers focus on undervalued equity securities.
----------------------------------------------------------------------------------------------
  Alger American           Seeks long-term capital appreciation. It focuses on growing
  Growth Portfolio--Class  companies that generally have broad product lines, markets,
  O Shares                 financial resources and depth of management. Under normal
                           circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.
----------------------------------------------------------------------------------------------
  Alger American           Primarily seeks to provide a high level of dividend income; its
  Income &                 secondary goal is to provide capital appreciation. The portfolio
  Growth Portfolio--Class  invests in dividend paying equity securities, such as common or
  O Shares                 preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.
----------------------------------------------------------------------------------------------
  Alger American           Seeks long-term capital appreciation. Under normal circumstances,
  Leveraged AllCap         the portfolio invests in the equity securities of companies of any
  Portfolio--Class O       size which demonstrate promising growth potential. The portfolio
  Shares                   can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.
----------------------------------------------------------------------------------------------
  Alger American           Seeks long-term capital appreciation. It focuses on mid-size
  MidCap Growth            companies with promising growth potential. Under normal
  Portfolio--Class O       circumstances, the portfolio invests primarily in the equity
  Shares                   securities of companies having a market capitalization within the range of companies in the S&P(R) MidCap 400 Index.
----------------------------------------------------------------------------------------------
  Alger American           Seeks long-term capital appreciation. It focuses on small, fast-
  Small                    growing companies that offer innovative products, services or
  Capitalization           technologies to a rapidly expanding marketplace. Under normal
  Portfolio--Class O       circumstances, the portfolio invests primarily in the equity
  Shares                   securities of small capitalization companies. A small
                           capitalization company is one that has a market capitalization within the range of the Russell 2000(R) Growth Index or the S&P(R)
                           SmallCap 600 Index.
----------------------------------------------------------------------------------------------
  Dreyfus VIF-             Seeks long-term capital growth consistent with the preservation of
  Appreciation             capital; current income is a secondary goal. The portfolio invests
  Portfolio--              in common stocks focusing on "blue chip' companies with total
  Initial Shares           market values of more than $5 billion at the time of purchase.
----------------------------------------------------------------------------------------------
  Dreyfus VIF-Money        Seeks as high a level of current income as is consistent with the
  Market Portfolio         preservation of capital and the maintenance of liquidity. As a money market, the portfolio is subject to maturity, quality and diversification requirements designed to help maintain a stable share price of $1.00. The portfolio invests in a diversified portfolio of high-quality, short-term debt securities.
----------------------------------------------------------------------------------------------
  Dreyfus VIF-Quality      Seeks to maximize current income as is consistent with the
  Bond Portfolio--Initial  preservation of capital and the maintenance of liquidity. The
  Shares                   portfolio invests at least 80% of net assets in bonds that, when purchased, are rated A or better, or are at the unrated equivalent as determined by Dreyfus, and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

  Portfolio            Investment Objectives and Certain Policies
------------------------------------------------------------------------------------------
  Dreyfus Socially     Seeks to provide capital growth, with current income as a secondary
  Responsible          goal. To pursue these goals, the fund normally invests at least 80%
  Growth Fund, Inc.--  of its assets in the common stock of companies that Dreyfus
  Initial Shares       believes meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.
------------------------------------------------------------------------------------------
  Evergreen VA         Seeks investment results that achieve price and yield performance
  Equity Index Fund    similar to the Standard and Poor's 500 Price Index (S&P 500 Index).
                       The fund's investment advisor uses a passive management approach and purchases all or a representative composite of the stocks comprising the S&P 500 Index which is an un-managed index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general.
------------------------------------------------------------------------------------------
  Evergreen VA         Seeks capital growth and current income. The fund invests
  Foundation Fund      principally in a combination of equity and debt securities. Common stocks are selected on potential for capital growth. Fixed income securities are selected based on investment advisor's projections of interest rates, varying amounts and maturities in order to achieve capital protection and, when possible, capital growth.
                       Under normal circumstances, the fund anticipates that at least 25%
                       of its net assets will consist of fixed income securities.
------------------------------------------------------------------------------------------
  Evergreen VA         Seeks to provide investors with long-term capital growth. The fund
  Global Leaders       normally invests at least 65% of its assets in a diversified
  Fund                 portfolio of companies located in the world's major industrialized countries. The fund will make investments in no less than three countries, which may include the U.S., but may invest more than 25%
                       of its assets in one country. The fund invests in the best 100 companies which are selected by the investment advisor based on qualitative and quantitative criteria such as high return on equity, consistent earnings growth and established market presence.
------------------------------------------------------------------------------------------
  Evergreen VA         Seeks capital growth in the value of its shares. The fund invests
  Small Cap Value      primarily in common stocks of small companies (i.e., companies
  Fund                 whose market capitalizations fall within the range tracked by the
                       Russell 2000(R) Index, at the time of purchase). The fund seeks to limit the investment risk of small company investing by seeking stocks that trade below what the manager considers their intrinsic value. The fund looks specifically for various growth triggers, or catalysts, that will bring the stock's price into line with its actual or potential value, such as new products, new management, changes in regulation and/or restructuring potential.
------------------------------------------------------------------------------------------
  INVESCO VIF-         The Fund normally invests at least 65% (80% effective July 31,
  Core Equity**        2002) of its assets in common stocks. At least 50% of common stocks
  Fund                 which the Fund holds will be dividend-paying common and preferred stocks. Stocks selected for the Fund generally are expected to produce income and consistent, stable returns. Although the Fund focuses on the stocks of larger companies with a history of paying dividends, it also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to stocks that can be traded easily in the United States; it may, however, invest in foreign securities in the form of American
                       Depository Receipts (ADRs). The Fund will normally invest up to 5%
                       of its assets in debt securities, generally corporate bonds that are rated investment grade or better.

  Portfolio               Investment Objectives and Certain Policies
---------------------------------------------------------------------------------------------
  INVESCO VIF-            Seeks capital appreciation and invests in strong growth companies
  Technology Fund         engaged in various technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, internet, IT services and consulting, software, telecommunications equipment and services, IT infrastructure and networking. The fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a fund share may rise or fall rapidly.
---------------------------------------------------------------------------------------------
  INVESCO VIF-            Seeks capital appreciation and income through investments in
  Utilities Fund          companies that produce, generate, transmit or distribute natural gas or electricity, and in companies that provide telecommunication services including local, long distance and wireless, and excluding broadcasting. In general, the fund emphasizes strongly managed companies that INVESCO believes will generate above-average growth rates for the next three to five years.
---------------------------------------------------------------------------------------------
  MFS(R) Emerging         Seeks to provide long-term growth of capital. The series normally
  Growth Series           invests at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.
---------------------------------------------------------------------------------------------
  MFS(R) Investors Trust  Seeks mainly to provide long-term growth of capital and secondarily
  Series                  to provide reasonable current income. The series normally invests at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series generally focuses on companies with larger market capitalizations that are believed to have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.
---------------------------------------------------------------------------------------------
  MFS(R) Research         Seeks to provide long-term growth of capital and future income. The
  Series                  series normally invests at least 80% of its net assets in common stocks and related securities, such as preferred stocks,
                          convertible securities and depositary receipts. The series focuses on companies believed to have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management.
---------------------------------------------------------------------------------------------
  MFS(R) Total            Seeks mainly to provide above-average income (compared to a
  Return Series           portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income. The series is a "balanced fund" and invests in a combination of equity and fixed income securities.
---------------------------------------------------------------------------------------------
  Scudder VIT             Seeks to replicate, as closely as possible, before expenses, the
  EAFE(R) Equity          performance of the Morgan Stanley Capital International (MSCI)
  Index Fund***           EAFE(R) Index, which emphasizes stocks of companies in major markets in Europe, Australia and the Far East. EAFE(R) is a trademark and the exclusive property of MSCI, and has been licensed for use by the Fund's investment advisor.
---------------------------------------------------------------------------------------------
  Scudder VIT             Seeks to replicate, as closely as possible, before expenses, the
  Small Cap Index         performance of the Russell 2000(R) Small Stock Index which
  Fund***                 emphasizes stocks of small U. S. companies. Russell 2000(R) is a trademark of the Frank Russell Company and has been licenced for use by the fund's investment advisor.

  Portfolio               Investment Objectives and Certain Policies
---------------------------------------------------------------------------------------------
  Strong Mid Cap          The Mid Cap Growth Fund II invests, under normal conditions, at
  Growth Fund II          least 65% of its assets in stocks of medium-capitalization companies that the fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The fund defines
                          "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the
                          Russell Midcap Index at the time of investment.
---------------------------------------------------------------------------------------------
  Strong Opportunity      The Opportunity Fund II invests, under normal conditions, primarily
  Fund II                 in stocks of medium-capitalization companies that the fund's manager believes are underpriced, yet have attractive growth prospects. The manager bases the analysis on a company's "private market value"--the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The manager determines a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when its price no longer compares favorably with the company's private market value.
---------------------------------------------------------------------------------------------
  Templeton Foreign       Seeks long-term capital growth. Under normal market conditions, the
  Securities Fund--Class  Fund invests at least 80% of its total net assets in foreign
  2****                   securities, including emerging markets.
---------------------------------------------------------------------------------------------
  Templeton Global Asset  Seeks high total return. Under normal market conditions, the Fund
  Allocation Fund--Class  invests in equity securities of companies in any country, debt
  2****                   securities of companies and governments of any country, and in money market instruments. The mix of investments will be adjusted to seek to capitalize on total return potential produced by changing economic conditions throughout the world.

* Effective May 1, 2002, the following Funds' name changed from AIM V.I. Growth and Income Fund, AIM V.I. International Equity Fund and AIM V.I. Value Fund to AIM V.I. Core Equity Fund, AIM V.I. International Growth Fund, and AIM V.I. Premier Equity Fund, respectively.
** Effective May 1, 2002, the INVESCO VIF-Equity Income Fund changed its name to INVESCO VIF-Core Equity Fund. The objective of the Fund also changed.
*** Effective May 1, 2002, Deutsche VIT EAFE(R) Equity Index changed its name to Scudder VIT EAFE(R) Equity Index Fund and Deutsche VIT Small Cap Index Fund changed its name to Scudder VIT Small Cap Index Fund.
**** Effective May 1, 2002, the Templeton Asset Strategy Fund changed its name to Templeton Global Asset Allocation Fund and the Templeton International Securities Fund changed its name to Templeton Foreign Securities Fund.

   Each mutual fund portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the portfolios which accompany this prospectus.

   These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor or manager and the same investment objectives and policies, and a very similar name.

   We may receive payments or revenues from some or all of the mutual fund portfolios or their investment advisors. The amount we receive, if any, may be different for different portfolios, and may depend on how much of our policy value is invested in the applicable portfolios. Currently, these payments or revenues range from 0.15% to 0.25% of our investment in the portfolios.

Fixed Account
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the "fixed account." It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

   The fixed account is part of our general account assets. It is not a separate account. Amounts allocated to the fixed account are credited with interest at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 3.5%. The current interest rate is the guaranteed minimum interest rate plus any excess interest rate. The current interest rate is determined periodically. The current interest rate will be guaranteed for at least a one-year period. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 3.5% per year. We may credit interest at a rate in excess of 3.5% per year, but any excess interest credited will be determined in our sole discretion. The policy owner assumes the risk that interest credited to the fixed account may not exceed 3.5% per year. The fixed account may not be available in all states.

   Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the fixed account.

   As the policy owner, you determine the allocation of policy value to the fixed account. There are significant limits on your right to transfer policy value into and out of the fixed account. (See "Transfers.")

The Policy
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Applying for a Policy

   To purchase a policy, you must complete an application, submit it to our administrative office (at the address listed in the "Inquiries" section of this prospectus), and pay an initial premium which varies by age, sex and risk class. (See "Premiums" below.) The initial premium must be paid prior to the policy's effective date. (We will only accept a premium that complies with our underwriting rules.) Coverage becomes effective as of the policy's effective date. If the proposed insured dies before the policy's effective date, our sole obligation will be to return the premium paid plus any interest earned on it (unless a conditional receipt is in effect).

   There may be delays in our receipt of applications that are outside of our control because of the failure of the registered representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays will affect when your policy can be issued and when your premium payment is allocated among the variable subaccounts and the fixed account.

   Generally, we will issue a policy covering an insured up to attained age 75 (on the policy's effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We may, in our sole discretion, issue a policy covering an insured over age 75. We reserve the right not to accept an application for any lawful reason.

State Variations

   Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Some of these variations are noted in "Appendix D" to this prospectus. See your registered representative or contact our administrative office for additional information that may be applicable to your state.

Conditional Receipt

   You may be given a "conditional receipt" when you apply for a policy, if you pay an initial premium (or a "conditional deposit") equal to at least one no-lapse monthly premium. However, even if you are given a conditional receipt, no life insurance will take effect earlier than the policy delivery date unless all of the conditions of the conditional receipt are met. These conditions are specified in the conditional receipt. If these conditions are not met, then we have no liability except to return the initial premium.

   The maximum amount of insurance available under a conditional receipt is $500,000. Until we approve the application and issue the policy (on its effective date), your premium is not invested (in either the variable or the fixed account) and you have no policy value.

   The terms of the conditional receipt may depend on requirements of your state, and it may have a different name.

"Free Look" Right to Cancel the Policy

   During the "free look" period, you may cancel your policy and receive a refund of all premiums paid. The "free look" period expires the later of:

  (a) 20 days after you receive your policy; or

  (b) 45 days after you sign the application for the policy.

   Some states may require a longer period or a different refund amount. In order to cancel the policy, you must return it by mail or other delivery to our administrative office or to the registered representative who sold it to you before the end of the "free look" period.

Premiums

   The premium amounts sufficient to fund a policy depend on a number of factors, such as:

  (a) the age, sex and risk class of the proposed insured;

  (b) the face amount of the policy;

  (c) any supplemental benefits under the policy; and

  (d) the investment performance of the portfolios you choose.

   The initial premium must be at least equal to the no-lapse monthly premium. After the initial premium is paid, additional premiums may be paid at any time. We currently require that any additional premiums be at least $25.00 (or the no-lapse monthly premium, if less). We will give you 90 days' advance written notice if we change this minimum.

   Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See "Tax Considerations.")

   Planned Premiums. When you apply for a policy, you select a quarterly, semi-annual or annual premium payment plan. You may also arrange for premiums to be paid monthly, quarterly, semi-annually or annually via automatic deduction from your checking account or other payment methods approved by us. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned premiums (subject to the minimum noted above), or skip a planned premium entirely. However, paying the planned premiums does not mean that your policy will never lapse. (See "Premiums to Prevent Termination" below.) You can change the amount of planned premiums and payment arrangements, or switch payment frequencies, whenever you want by providing satisfactory written instructions to our administrative office. Such changes will be effective upon our receipt of the instructions. If you increase the policy's face amount, then a change in the amount of planned premiums may be advisable, depending on the policy value at that time and the amount of the increase requested. (See "Changing the Face Amount.")

   Premiums to Prevent Termination. If the investment performance of the policy's variable subaccounts is not sufficient, your policy may terminate without value. Policy termination depends on (i) whether the net cash surrender value is sufficient to cover the monthly deduction when due and (ii) whether the no-lapse guarantee or an optional death benefit guarantee is in effect.

   If the no-lapse guarantee or an optional death benefit guarantee is not in effect on a monthly processing date and either

  (a) the net cash surrender value is less than the monthly deduction, or

  (b) the loan balance exceeds the cash surrender value,

then the policy will enter a grace period and terminate without value unless additional premiums are paid. (See "Monthly Deduction" and "No-Lapse Guarantee.") This can occur even if you have paid all planned premiums in full and on time.

   You will have a 61-day grace period to pay a premium sufficient to cover the monthly deduction. We will send notice of the amount required to be paid during the grace period to your last known address (and to any assignee of record). The grace period will begin when the notice is sent, and your policy will remain in effect during the grace period. (See "Amount of Death Benefit Payable" and "Effect of Policy Loan.") The payment required (called the "grace period premium") will not exceed:

  (a) the amount by which the loan balance exceeds the cash surrender value;
  plus

  (b) any accrued and unpaid monthly deductions as of the date of the notice;
  plus

  (c) an amount sufficient to cover the next two monthly deductions.

   If the grace period premium has not been paid before the end of the 61-day grace period, your policy will terminate. It will have no value, and no benefits will be payable. (See "Other Policy Provisions" for a discussion of your reinstatement rights.) If the insured should die during the grace period before the grace period premium is paid, the death benefit will still be payable to the beneficiary, although the amount paid will reflect a reduction for any monthly deductions due on or before the date of the insured's death and for any loan balance.

   No-Lapse Guarantee. During the first three policy years, the policy will continue in force so long as total premiums paid, less gross withdrawals and any loan balance, are at least equal to the cumulative amount of no-lapse monthly premiums for the number of policy months the policy has been in force. If this requirement is met, the policy will remain in force regardless of the sufficiency of net cash surrender value to cover monthly deductions. If the no-lapse monthly premium changes after the policy's effective date, the total premium amount required will be based on each no-lapse monthly premium amount and the number of months for which each applies. Your no-lapse monthly premium will be specified on your policy data page.

   The cash surrender value at the third policy anniversary may be zero or less. If so, then payment of additional premiums will be required to prevent the policy from lapsing.

   Optional Death Benefit Guarantee. An optional death benefit guarantee rider is also available, that will extend the period during which the base face amount will remain in effect even if your net cash surrender value is insufficient to pay monthly deductions. The guarantee does not apply to any rider benefits, including the adjustable term insurance rider, and these additional benefits may lapse even though the base face amount remains in force. One of two guarantee periods may be chosen when you apply for the policy:

  (a) to the later of the insured's age 65 or 10 policy years, or

  (b) for the lifetime of the insured, or to the maturity date.

   Each guarantee requires the payment of premiums each month higher than the no-lapse monthly premium. We include the higher required premium in your policy for whichever guarantee period you choose, and will send revised policy pages if the required premium changes due to a change in your benefits. At the end of the first three years, and each monthly processing date thereafter, the guarantee will not stay in effect unless total premiums paid, less gross withdrawals and any loan balance, equals or exceeds the cumulative amount of required monthly premiums for the number of policy months the policy has been in force. If the death benefit guarantee rider terminates due to insufficient premium payments, it may not be restored or reinstated by payment of additional premiums.

   As long the death benefit guarantee rider is in force, we will deduct an additional monthly charge for the guarantee from your policy value. This charge is currently $0.005 per $1,000 of base face amount each month. We can increase this charge, but it is guaranteed not to exceed $0.01 per $1,000 of base face amount each month. This optional benefit can only be added when we issue your policy, and is not available in all states. (See "Appendix D.")

   Crediting Premiums to the Policy. On the policy's effective date, the initial net premium will be credited to the policy and allocated among the variable subaccounts and the fixed account according to the premium allocations that you select. Any additional net premium received will be credited to the policy on the date we receive it, or the next business day thereafter (if the day we receive it is not a business day, or if it is received after 4 p.m. Eastern time).

   Net Premium Allocations. When you apply for a policy, you specify the percentage (from 0% to 100%) of net premium payments to be allocated to each variable subaccount and to the fixed account. You can change the allocation percentages at any time by sending satisfactory written instructions to our administrative office. You or your registered representative may also make telephone requests (if we have your written authorization for telephone requests on file). The change will apply to all premiums received after we receive your instructions, unless you instruct otherwise. Net premium payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Transfers

   You may transfer all or part of your variable account value to one or more of the other variable subaccounts or to the fixed account. There is a $25 charge for each transfer after twelve in a policy year. You may transfer amounts from the fixed account to one or more variable subaccounts only once each policy year. We also reserve the right to limit the maximum amount you can transfer out of the fixed account to the greater of:

  (a) 25% of the prior policy anniversary's unloaned fixed account value; or

  (b) the amount of the prior policy year's transfer.

   The minimum amount that may be transferred out of a variable subaccount or the fixed account is $100 or, if less, the policy value in the variable subaccount or in the fixed account. The amount remaining must be at least $100, or we will transfer the total value.

   Transfer requests may be made by satisfactory written requests, or you or your registered representative may make telephone requests (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request at our administrative office if it is received by 4:00 p.m. Eastern time; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See "Requesting Payments.") We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

   If we allow telephone requests, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don't occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

   The policies are first and foremost life insurance policies, designed primarily for death benefit protection and perhaps also for retirement or other long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to an underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in our judgment, an underlying portfolio or other policy owners would potentially be adversely affected, or if an underlying portfolio objects to or would reject our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in our view, have abused or appear likely to abuse the transfer privilege. We also reserve the right to require that all transfer requests be made by the owner personally, and not by the registered representative or by any other third party holding a power of attorney. In addition, we can require that each transfer request be made by a separate communication, and we can require that a transfer be submitted in writing and manually signed by the owner.

Dollar-Cost Averaging

   The dollar-cost averaging program permits you to systematically transfer an amount from the fixed account or the money market variable subaccount to the other variable subaccounts on a periodic basis prior to the policy's maturity date. The amount transferred may be (1) a specified dollar amount from each account, or (2) a percentage of the value in each account, or (3) an amount determined from a beginning date to an ending date you select, by reducing the value in each account to zero over the specified period. Dollar-cost averaging may occur on the same day of the month either monthly, quarterly, semi-annually, or annually. (If that day of the month does not fall on a business day, then transfers will be made on the next following business day.) Transfers will be made at the unit values determined on the date of each transfer.

   The minimum automatic transfer of a specified dollar amount is $100. If the transfer is to be made to more than one variable subaccount, a minimum of $25 must be transferred to each variable subaccount selected.

   The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

   You may elect to participate in the dollar-cost averaging program at any time by sending a written request to our administrative office. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the fixed account or money market variable subaccount you are transferring from is depleted, or until you cancel your participation in the program by written request or by telephone. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12 free transfers discussed above. We reserve the right to modify or discontinue offering the dollar-cost averaging program at any time and for any reason. Another method of dollar-cost averaging is for you to allocate monthly premiums directly to the variable subaccounts you desire.

Automatic Asset Rebalancing

   Automatic asset rebalancing allows you to set up transfers to occur at selected intervals that will reallocate your policy value according to your current premium allocation percentages. After the transfers, the ratio of the value in each investment option to the value for all the investment options included in automatic rebalancing will equal the percentages chosen by you for each investment option. You may change your allocation percentages for automatic rebalancing at any time. Automatic rebalancing may occur on the same day of the month either quarterly, semi-annually, or annually. If you select the fixed account or the money market variable subaccount in the dollar-cost averaging program, you may not include that option in your automatic asset rebalancing program.

   Automatic asset rebalancing provides you with a method for maintaining a consistent approach to investing your policy value over time, and simplifies asset allocation among those investments that you and your advisor have determined represent the appropriate mix at any particular time. You should consider, however, that transfers will be made from investments which have outperformed other investment options since the last reallocation of your policy value to less successful investment options. Automatic rebalancing does not assure a higher or lower investment return over short or long term horizons.

   You may elect to participate in the automatic rebalancing program at any time by sending a written request to our administrative office. Once elected, automatic rebalancing remains in effect from the date we receive your request until you cancel your participation in the program by written request or by telephone. There is no additional charge for automatic rebalancing. A transfer under this program is not counted as a transfer for purposes of the 12 free transfers discussed above. We reserve the right to modify or discontinue offering automatic rebalancing at any time and for any reason.

Surrender of the Policy

   You may surrender your policy at any time for its net cash surrender value. (See "Requesting Payments.") The net cash surrender value is the policy value minus any surrender charge and minus any loan balance. A surrender charge may apply. (See "Surrender Charge.") Your policy will terminate and cease to be in force when it is surrendered. It cannot later be reinstated if it has been surrendered for its net cash surrender value. Surrendering the policy may have tax consequences. (See "Tax Considerations.")

Withdrawals

   You may make withdrawals under your policy at any time during the insured's life and before the policy has terminated. (See "Requesting Payments.") Requests for withdrawals must be made in writing. The minimum withdrawal amount is $500. The net cash surrender value remaining after a withdrawal must be at least $500.

   For each withdrawal after the first in a policy year, there is a transaction charge equal to the lesser of $25 or 2% of the withdrawal amount. If death benefit option A is in effect, a withdrawal may reduce the base face amount of your policy. (See "Effect of Withdrawals on the Death Benefit.") A portion of the surrender charge will be deducted based on the amount of the decrease in base face amount caused by the withdrawal. (See "Surrender Charge.") The amount of the withdrawal plus any applicable surrender charge and transaction charge is called the gross withdrawal.

   When you request a withdrawal, you should tell us what funding choices the policy value should be deducted from. If you provide no directions, the gross withdrawal will be deducted from your policy value in the variable subaccounts and the fixed account on a pro rata basis. Withdrawals may have tax consequences. (See "Tax Considerations.")

Loan Benefits

   You may borrow up to 90% of your cash surrender value at any time by submitting a written request to our administrative office. (This percentage may vary in some states.) The cash surrender value is the policy value less any applicable surrender charge. Outstanding loans, including accrued interest, reduce the amount available for new loans. The minimum loan amount is $100. Your policy may terminate if the loan balance becomes greater than the cash surrender value. (See "Premiums to Prevent Termination.") Policy loans may have income tax consequences. (See "Tax Considerations.")

   When a loan is made, an amount equal to the requested loan and any loan interest must remain in the fixed account or be transferred from variable subaccounts to the fixed account. The amount to be transferred will be deducted from each variable subaccount in the same proportion that the value of each variable subaccount bears to your variable account value unless you specify one or more variable subaccounts from which the loan is to be made.

   Interest. We will charge interest daily on any outstanding loan at an effective annual rate of 4.75%. Interest is due and payable at the end of each policy year while a loan is outstanding. Interest paid on a policy loan generally is not tax-deductible. If, on any policy anniversary, interest accrued since the last policy anniversary has not been paid, the amount of the interest is added to the loan and becomes part of the outstanding loan balance. Interest will be deducted from the variable subaccounts in the same proportion that the value of each variable subaccount bears to your variable account value. On each monthly processing date, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

   We may also credit additional interest (currently up to an effective annual rate of 0.75%) on any preferred loan amount. Preferred loans are available each policy year following the tenth policy anniversary. The amount available as a preferred loan is 10% of the net policy value, which is the policy value minus any existing loan balance. The policy value will be determined at the time of the loan. If you do not borrow the maximum preferred loan amount in a policy year, the unused amount is not available to increase the preferred loan amount in any subsequent policy year.

   Loan Repayment. You may repay all or part of your loan balance at any time while the insured is living and the policy is in force. Loan repayments must be at least $100 each (or the outstanding loan balance, if less). Upon repayment of the loan balance, the portion of the repayment allocated to a variable subaccount will be transferred from the fixed account to increase the value in that variable subaccount. The repayment will be allocated among the variable subaccounts and the fixed account based on the instructions for net premium allocations then in effect unless you give us other instructions. Any payment received when a loan is outstanding will be treated as a premium unless you tell us it is a loan repayment.

   Effect of Policy Loan. A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable subaccounts may be less than or greater than the net interest rate credited on the amount transferred to the fixed account securing the loan. First, by comparison to a policy under which no loan has been made, your policy value will be less if this fixed account net interest rate is less than the investment return of the applicable variable subaccounts and greater if the fixed account net interest rate is higher than the investment return of the applicable variable subaccounts.

   Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

   Third, your policy will terminate if the loan balance exceeds the cash surrender value on any monthly processing date and the no-lapse guarantee or an optional death benefit guarantee is not in effect. We will send you, and any assignee of record, notice of the termination. You will have a 61-day grace period to pay a sufficient additional premium to avoid termination. If your policy terminates, there may be tax consequences.

   Loans under modified endowment contracts are treated as distributions for tax purposes. Loans under policies that are not modified endowment contracts are generally not treated as distributions (see the "Tax Considerations" section of this prospectus) except that the tax treatment of the preferred loan amount is unclear, so consult your tax advisor before taking a loan.

Requesting Payments

   Written requests for payment must be sent to our administrative office or given to an authorized United Investors registered representative for forwarding to this office. We will ordinarily pay any death benefit, loan amount, withdrawal amounts or the net cash surrender value within seven days after we receive (at our administrative office) all the documents required for such a payment. Other than the death benefit, which is determined as of the date of the insured's death, the amount of any payment will be determined as of the date our administrative office receives all required documents.

   Telephone requests may be allowed by us in certain circumstances.

   We may delay making a payment of any amount from the variable subaccounts or processing a transfer request if:

  (a) the disposal or valuation of the Variable Account's assets is not reasonably practicable because

    (i) the New York Stock Exchange is closed for other than a regular holiday or weekend,

    (ii)  trading is restricted by the SEC, or

    (iii)  the SEC declares that an emergency exists; or

  (b) the SEC by order permits postponement of payment to protect our policy owners.

We may defer payment of proceeds from the fixed account for up to six months from the date we receive the request. If we defer payment for more than 30 days, we will pay interest on the amount deferred at an effective annual rate of at least 3.5%. However, we will not defer payment of a withdrawal or policy loan requested to pay a premium due on a United Investors policy. We also may defer making payments attributable to a premium check that has not cleared your bank.

   Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or "freeze' your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, make loans, or continue making payments under your death benefit option. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator.

   The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors representative can explain these options to you. None of these options varies with the investment performance of a variable subaccount because they are all forms of fixed-benefit annuities.

Policy Changes

   We may make changes in the policy at any time if we believe the changes are necessary:

  (a) to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

  (b) to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject; or

  (c) to reflect a change in the operation of the Variable Account, if allowed by the policy.

Only an officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our officers to be valid.

Reports to Owners

   At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each portfolio underlying a variable subaccount in which you have policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums (except for premiums paid by automatic deduction from your checking account), make a withdrawal, make transfers, or take out a policy loan. Other items (e.g., monthly deductions and premiums paid by automatic deduction from your checking account) will be confirmed only in the annual or other periodic report.

Other Policy Provisions

   The policy contains provisions addressing the following matters:

   Dividends. The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

   Incontestability. After the policy has been in force during the insured's lifetime for a period of two years from the policy's effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the face amount, for two years after the reinstatement date or effective date of the increase.

   Suicide Exclusion. The policy limits the death benefit if the insured dies by suicide, generally within two years after the policy's effective date or effective date of the increase. In this instance, our liability will be limited to the total premiums paid less any withdrawals and any loan balance.

   Reinstatement. The policy may be reinstated at any time within five years after the policy has terminated at the end of the grace period. To reinstate the policy, the policy owner must:

  (a) submit an application for reinstatement;

  (b) provide evidence of insurability satisfactory to us;

  (c) agree to the reduction of the policy value by any loan balance; and

  (d) pay the premium required to reinstate the policy.

The reinstatement date for the policy will be the monthly processing date on or following the day we approve the application for reinstatement. (See the policy form for additional information.) The policy cannot be reinstated if you have surrendered it for the net cash surrender value.

   Misstatement of Age or Sex. The death benefit will be adjusted if the insured's age or sex has been misstated in the application. The benefits paid will be those which the last monthly cost of insurance charge would have provided at the correct age and sex.

   Automatic Continuation of Benefits. If premium payments cease, insurance under the policy and any supplemental benefits provided by rider will continue as provided under the grace period provisions described under "Premiums to Prevent Termination." Any supplemental benefits added by a rider will not continue beyond the termination date described in the rider.

   Entire Contract. The entire contract is made up of the policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

Assignment and Change of Owner

   You may assign the policy subject to its terms. We will not be deemed to know of an assignment unless we receive a written copy of it at our administrative office. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. (See "Tax Considerations.") You may change the policy owner by sending a written request to us while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any action we have taken before we receive the request. A change of policy owner may have tax consequences. (See "Tax Considerations.") A change of policy owner does not change the beneficiary designation. (See "Beneficiary.") Any such assignment or change must be in a written form acceptable to us.

Death Benefits
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   If the insured dies while the policy is in force and prior to the policy's maturity date, we will pay the death benefit when we receive satisfactory proof at our administrative office of the insured's death. (See "Requesting Payments.") The death benefit will be paid to the beneficiary.

Amount of Death Benefit Payable

   The amount of death benefit payable is:

  (a) the base death benefit determined under the death benefit option in effect on the date of the insured's death; plus

  (b) any supplemental benefits provided by riders, including the adjustable term insurance rider; minus

  (c) any loan balance on that date; minus

  (d) any past due monthly deductions (if death occurred during a grace period).

   Under certain circumstances, the amount of the death benefit may be further adjusted. (See "Incontestability" and "Misstatement of Age or Sex.")

Death Benefit Options

   The base death benefit depends on the base face amount, the policy value on the date of death, and the death benefit option in effect on the date of death. The base face amount is the amount of insurance chosen by you for the policy at issue, or as subsequently increased or decreased by you.

   Death Benefit Option A. The base death benefit under option A is the greater of:

  (1) the base face amount at the beginning of the policy month when the death occurs; or

  (2) the policy value on the date of death, multiplied by the applicable death benefit factor from the table of death benefit factors below.

   Under option A, the base death benefit ordinarily will not change.

   Death Benefit Option B. The base death benefit under option B is the greater of:

  (1) the base face amount at the beginning of the policy month when the death occurs, plus the policy value on the date of death; or

  (2) the policy value on the date of death, multiplied by the applicable death benefit factor from the table of death benefit factors below.

   Under option B, the base death benefit will vary directly with your policy value.

   (To see how and when investment performance of the policy may begin to affect the death benefit, please see the hypothetical illustrations.)

   Death Benefit Factors. The death benefit factor is a multiple that ranges between two-and-one-half times and one times the policy value. It is 2.50 up to the insured's attained age 40 and declines thereafter as the insured's age increases, as specified in the following table.

                         Table of Death Benefit Factors

  Attained             Attained            Attained            Attained
    Age       Factor     Age      Factor     Age      Factor     Age      Factor
  --------    ------   --------   ------   --------   ------   --------   ------
     41        2.43      51        1.78      61        1.28       71       1.13
     42        2.36      52        1.71      62        1.26       72       1.11
     43        2.29      53        1.64      63        1.24       73       1.09
     44        2.22      54        1.57      64        1.22       74       1.07
     45        2.15      55        1.50      65        1.20     75-90      1.05
     46        2.09      56        1.46      66        1.19       91       1.04
     47        2.03      57        1.42      67        1.18       92       1.03
     48        1.97      58        1.38      68        1.17       93       1.02
     49        1.91      59        1.34      69        1.16       94       1.01
     50        1.85      60        1.30      70        1.15      95+       1.00

   The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

Adjustable Term Insurance Rider and Target Face Amount

   An adjustable term insurance rider is available to add death benefit coverage on the primary insured, above the base face amount, up to a "target" face amount (initially chosen by you, within certain limits). The target face amount is the sum of the base face amount and the initial adjustable term insurance rider amount. The amount of the rider at each monthly processing date will be determined so that the sum of the rider amount and the base death benefit is equal to:

  (1) the target face amount, if the death benefit option is A; or
  (2) the target face amount plus the policy value, if the death benefit option is B.

   The rider amount will decrease when the base death benefit begins increasing to maintain the required multiple of the policy value as described above. The adjustable term insurance rider amount may also increase again if the base death benefit decreases as the policy ages.

   If the base death benefit becomes greater than or equal to the target face amount, the amount of the adjustable term insurance rider will become zero. If the rider amount reduces to zero, the rider will not terminate, but will remain attached to the policy in the event that the base death benefit declines below the target face amount again at a later date. The maximum adjustable term insurance rider amount that we will issue is limited to nine times the base face amount.

   The relationship of the death benefit to the target face amount also depends on the death benefit option (in each case, the death benefit will still be reduced by any loan balance or unpaid monthly deductions):

  . Option A: The death benefit is the greater of (1) the base death benefit, or (2) the target face amount.

  . Option B: The death benefit is the greater of (1) the base death benefit, or (2) the target face amount plus the policy value.

   It may be to your economic advantage to use the adjustable term insurance rider as a part of your insurance coverage. Since target premiums, percentage of premium sales loads, and surrender charges are only associated with the base face amount, use of the adjustable term insurance rider can lower the charges associated with the policy. Use of the adjustable term insurance rider may reduce sales compensation. However, there is an extra charge for this rider (i.e., it increases the cost of insurance charge described below) and the optional death benefit guarantee will not apply to any insurance amount provided by the adjustable term insurance rider.

   Calculation of Death Benefit Example. Assume your base face amount is $150,000, the initial adjustable term insurance rider amount is $100,000, death benefit option A is in effect, and there are no loans or unpaid monthly deductions. The target face amount is therefore $250,000, and assuming the policy value changes as shown below, the following amounts will result:

         Death Benefit  Policy  Base Death    Adjustable Term      Death
   Age      Factor      Value    Benefit   Insurance Rider Amount Benefit
   ---   -------------  ------  ---------- ---------------------- -------
   55        1.50      $ 95,000  $150,000         $100,000        $250,000
   56        1.46       105,000   153,300           96,700         250,000
   57        1.42       107,000   151,940           98,060         250,000

Changing the Death Benefit Option

   You select the death benefit option when you apply for the policy. After the policy has been in force at least one year, you may change the death benefit option on your policy, subject to the following rules:

  (a) each change must be submitted by written request received by our administrative office;

  (b) once you change the death benefit option, you cannot change it again for one year;

  (c) if you change the death benefit option from A to B, the total death benefit will remain the same, and the policy's base face amount will be decreased by an amount equal to the policy value on the date of the change;

  (d) if you change the death benefit option from B to A, the total death benefit will remain the same, and the base face amount will be increased by an amount equal to the policy value on the date of the change. The risk class for the last face amount portion to go into effect which is still in force will apply to the base face amount increase.

   The effective date of the change will be the monthly processing date on or following the date when we approve the request for the change. We will send you revised policy data pages reflecting the new death benefit option and the effective date of the change. We do not impose a surrender charge for any decrease in the base face amount occurring as a result of the change, and there is no change to the target premium. Changing the death benefit option may have tax consequences. You should consult a tax advisor before changing the death benefit option.

Changing the Face Amount

   You select the policy's base face amount and adjustable term insurance rider amount, if any, when you apply for the policy. After the policy has been in force at least one year, you may change the base face amount or the adjustable term insurance rider amount on any monthly processing date subject to the following requirements. Any change in amount must be at least $10,000, and the minimum base face amount after the first policy year is $50,000. Once you change the base face amount or the adjustable term insurance rider amount, you cannot change either amount again for one year. No change will be permitted that may disqualify your policy as a life insurance contract under the Internal Revenue Code. Changing the face amount of the policy may have tax consequences. You should consult a tax advisor before changing the face amount.

   Increasing the Face Amount. To increase the policy's base face amount or adjustable term insurance rider amount, you must:

  (a) submit an application for the increase;

  (b) submit proof satisfactory to us that the insured is an insurable risk;
      and

  (c) pay any additional premium that is required.

   No increases can be made after the insured reaches attained age 75. An increase will take effect on the monthly processing date on or following the day we approve the application for the increase.

   The risk class that applies for any increase may be different from the risk class that applies for the policy's initial base face amount or any other increase. An increase in the base face amount or the adjustable term insurance rider amount will result in an increase in the no-lapse monthly premium. An increase in the base face amount will also increase the target premium and result in additional administrative and sales surrender charges. (See "Impact of Changes in Base Face Amount on Surrender Charge.") If the face amount is increased, the cost of insurance will also increase due to the increased death benefit.

   Decreasing the Face Amount. You may decrease the policy's base face amount or adjustable term insurance rider amount by submitting a written request. The base face amount may not be decreased below the policy's minimum base face amount. The no-lapse monthly premium for your policy will be reduced to reflect the decrease. Any decrease will take effect on the later of:

  (a) the monthly processing date on or following the day we receive the request; or

  (b) the monthly processing date one year after the date of the last change in face amount.

   A face amount decrease will be used to reduce the face amount in the following order:

  (a) the amount of any adjustable term insurance rider will be reduced until it is equal to zero;

  (b) any previous base face amount increases then in effect will be reduced, starting with the latest increase and continuing in the reverse order in which the increases were made;

  (c) the policy's initial base face amount will be reduced.

   We will deduct a charge from the policy value each time the policy's base face amount is decreased. (See "Impact of Changes in Base Face Amount on Surrender Charge.")

Effect of Withdrawals on the Death Benefit

   A withdrawal will affect your policy's death benefit in the following respects:

  (a) If death benefit option A is in effect, the policy's base face amount will be reduced by the gross withdrawal amount. If the base face amount reflects increases in the policy's initial base face amount, any withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the policy's initial base face amount.

  (b) If death benefit option B is in effect, the total death benefit is also reduced by the gross withdrawal amount, but the policy's base face amount is not affected.

Beneficiary

   You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a satisfactory written request to us. The change will take effect on the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured's death, we will pay the death benefit proceeds to you, if living, or to your estate.

Supplemental Benefits

   Your policy may have supplemental benefits which are attached to the policy by rider. A charge will be deducted monthly from your policy value for most supplemental benefits. Each supplemental benefit is subject to its own requirements as to eligibility and cost. You may cancel supplemental benefits at any time. More details will be included in your policy if you choose any of these benefits. Some of the supplemental benefits listed below may not be available in all states, and from time to time, we may make available supplemental benefits other than those listed below. Contact your registered representative or our administrative office for a complete list of the supplemental benefits available in your state.

   Terms and conditions for each supplemental benefit are specified in the applicable rider; the following are only brief descriptions.

   Accelerated Death Benefit Rider. This benefit allows accelerated payment of up to 75% of the death benefit (in a lump sum only) while the insured is still alive, if the insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a shorter period is required by state law). There is no charge for this rider prior to the time the accelerated benefits are paid.

   Accidental Death Benefit Rider. This benefit will be paid if the insured dies as a result of an accident before age 70.

   Additional Insured Term Insurance Rider. This benefit allows you to provide for death benefits on up to five family members (spouse and/or children).

   Adjustable Term Insurance Rider. This rider is available to add death benefit coverage on the primary insured to your policy. The initial amount of coverage is chosen by you within certain limits, and will reduce to keep the target face amount level if the base death benefit increases due to Internal Revenue Code requirements. (See "Death Benefits.")

   Change of Person Insured Rider. This benefit allows you to change the person insured under the policy. Satisfactory evidence of insurability must be provided for the proposed new insured. Future charges under the policy will change, but the policy value will remain the same as of the date of the change. Changing the person insured under the policy may have tax consequences. There is no additional charge for this rider.

   Children's Term Insurance Rider. This benefit allows you to add death benefit coverage for your children.

   Death Benefit Guarantee Rider. This rider provides that your base face amount will remain in force regardless of the sufficiency of the net cash surrender value for the guarantee period you selected at the time of application, provided certain conditions are met. Both available guarantee periods require the payment of higher premiums, and the guarantee does not apply to any rider benefits. As long as the guarantee is in force, we will deduct a monthly charge from your policy value. This charge is currently $0.005 per $1,000 of base face amount, and is guaranteed never to exceed $0.01 per $1,000 of base face amount. (See "Optional Death Benefit Guarantee" and "Appendix D" for state variations.)

   Disability Waiver of Monthly Deduction Rider. The benefit provides for waiver of monthly deductions after the insured has been totally disabled for six months. The disability must commence after the policy's effective date and prior to age 60. The waiver continues as long as total disability continues. If you add this rider to your policy, you may not add the disability waiver of specified premium rider.

   Disability Waiver of Specified Premium Rider. This benefit provides that we credit a specified premium amount monthly to your policy after the insured has been totally disabled for six months. At the time of application, you select the amount of premium to be credited, subject to our limits. The disability must commence after the policy's effective date and prior to age 60. The waiver continues as long as total disability continues. If you add this rider to your policy, you may not add the disability waiver of monthly deduction rider.

   Option to Purchase Additional Insurance Rider. This rider will allow you to increase your base face amount without providing evidence of insurability. Increases are limited in amount and timing.

Charges and Deductions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   We deduct the charges described below from your premiums or your policy value. Certain of the charges depend on a number of variables, and some of them are illustrated in the hypothetical illustrations in "Appendix A" to this prospectus. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policy. We intend to make a profit from these charges.

Services and benefits we provide include:

  (a) the death benefits, cash and loan benefits provided by the policy;

  (b) funding choices, including net premium allocations, dollar-cost averaging programs, and automatic asset rebalancing programs;

  (c) administration of various elective options under the policy (including riders); and

  (d) the distribution of various reports to policy owners.

Costs and expenses we incur include:

  (a) those associated with underwriting applications and changes in face amount and riders;

  (b) various overhead and other expenses associated with providing the services and benefits provided by the policy (and riders);

  (c) sales and marketing expenses;

  (d) Federal, state and local premium and other taxes and fees; and

  (e) other costs of doing business, such as complying with Federal and state regulatory requirements.

Risks we assume include the risks that:

  (a) insureds may die sooner than estimated, resulting in the payment of greater death benefits than expected; and

  (b) the costs of providing the services and benefits under the policy (and riders) will exceed the charges deducted.

Premium Expense Charges

   We deduct premium expense charges from each premium before allocating the resulting net premium to the policy value. These charges consist of three types:

  (a) 2.5% of each premium is deducted for state premium taxes (premium taxes may vary from state to state, ranging from zero to 4%, and the 2.5% rate approximates the average expense we incur for these premium taxes);

  (b) 1.5% of each premium is deducted for our estimate of the cost of the Federal income tax treatment of deferred acquisition costs; and

  (c) 4% of each premium is deducted as a sales load, until premiums paid equal 10 times the target premium for the policy.

   The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the sales load part of the premium expense charge, and to calculate the sales surrender charge (discussed below). A target premium is determined for the initial base face amount, and an additional target premium is determined for each increase in the base face amount, based on the insured's age, sex, and risk class. The target premium may be more or less than the no-lapse monthly premium depending on any additional benefits that have been added to the policy. Your specific target premium will be specified on the policy data page of your policy.

   An addition to the target premium will be made when the base face amount is increased, and a new sales load will be deducted in determining the net premium. The new sales load will equal 4% of the premiums paid after the effective date of the increase which are allocated to the increase, until the premiums allocated to the increase equal 10 times the increase in the target premium. Premiums paid after the effective date of the increase will be allocated in proportion to the target premium for each portion of the base face amount.

Mortality and Expense Risk Charge

   We deduct a daily charge from assets in the variable subaccounts for certain mortality and expense risks we bear. This charge is at an effective annual rate of 0.75% of the Variable Account assets during the first ten policy years, 0.50% during the second ten years, and 0.25% thereafter. We guarantee not to increase the mortality and expense risk charge above these annual rates. The mortality and expense risk charge does not apply to fixed account assets. We expect a profit from this charge. Our profit, if any, from this charge may be used for any purpose, including distribution expenses.

Monthly Deduction

   We deduct a monthly deduction from your policy value on the policy's effective date and on each monthly processing date. This charge is deducted from the Variable Account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

  (a) the cost of insurance charge discussed below;

  (b) a monthly policy charge (currently this is $6.00 per month; it may increase to a maximum charge of $30.00 per month for the first policy year and $10.00 per month for renewal years); and

  (c) charges for any supplemental benefits added by riders to the policy. (See "Supplemental Benefits.")

Surrender Charge

   If you surrender the policy before the beginning of the 15th policy year, we will deduct a surrender charge based on its base face amount at issue. We also deduct the surrender charge if you surrender the policy before the beginning of the 15th year following an increase in its base face amount (based on the amount of the increase). The surrender charge will be deducted before any surrender proceeds are paid. A portion of the surrender charge will also be deducted for any base face amount decreases you request, or if the base face amount decreases due to a withdrawal from your policy value. (See "Impact of Changes in Base Face Amount on Surrender Charge.")

   The surrender charge consists of two types of charges, an administrative surrender charge and a sales surrender charge. The administrative surrender charge is $4.00 per $1,000 of base face amount for the first nine policy years (or the first nine years after a base face amount increase) and declines each year thereafter until it reaches zero after the fifteenth year:

  Policy Year:            1-9       10       11       12       13       14    15 & up
-------------------------------------------------------------------------------------
  Charge per $1,000      $4.00    $3.33    $2.67    $2.00    $1.33    $0.67    $0.00
  of Base Face Amount:

   The sales surrender charge is a percentage of actual premiums paid up to a maximum based on target premiums. The percentages of premium are:

    Policy Years 1-2: 26% of premium paid up to one target premium, plus 6% of premium paid above one target premium up to two target premiums, plus 5% of premium paid above two target premiums.

    Policy Years 3-9: 46% of premium paid up to one target premium, plus 44% of premium paid above one target premium up to two target premiums.

   The sales surrender charge at the end of the 9th policy year (after the issue date or the date of an increase in the base face amount) will be reduced to zero at the beginning of the 15th policy year by reducing the charge each year by one-sixth of the amount of the charge in effect at the end of the 9th policy year.

   Calculation of Surrender Charge Example. Assume the base face amount on your policy is $100,000 and the insured is age 50 when the policy was issued. The target premium for the policy is $1,880. Assuming that you pay a $2,500 premium at the beginning of each policy year, the resulting surrender charge for each policy year is:

                         Administrative                     Sales                       Total
       Policy              Surrender                      Surrender                   Surrender
        Year                 Charge                        Charge                      Charge
       ------            --------------                   ---------                   ---------
         1                    $400                          $ 526                       $ 926
         2                     400                            664                       1,064
         3                     400                          1,692                       2,092
         4                     400                          1,692                       2,092
         5                     400                          1,692                       2,092
         6                     400                          1,692                       2,092
         7                     400                          1,692                       2,092
         8                     400                          1,692                       2,092
         9                     400                          1,692                       2,092
        10                     333                          1,410                       1,743
        11                     267                          1,128                       1,395
        12                     200                            846                       1,046
        13                     133                            564                         697
        14                      67                            282                         349
        15                       0                              0                           0

   Impact of Changes in Base Face Amount on Surrender Charge. If you request a decrease to the base face amount while surrender charges are in effect, or take a withdrawal that decreases the base face amount, we will deduct a portion of the surrender charge. Decreases in the base face amount as a result of a death benefit option change do not cause a surrender charge deduction. Similarly, increases in the base face amount as a result of death benefit option changes do not result in an increase in the maximum surrender charge. All other increases in the base face amount will increase the maximum surrender charge.

   For decreases that cause a portion of the surrender charge to be deducted, the calculation of the charge varies for each type of surrender charge. The administrative surrender charge deduction will be in proportion to the amount of the base face amount decrease, and the future administrative surrender charge will be reduced by the amount of the deduction.

   The amount of the sales surrender charge deduction will depend on the relationship of the premiums paid to the target premium for each portion of the base face amount. When the decrease is made, the target premium for each portion of the base face amount will be reduced in proportion to the amount of the base face amount decrease. If the new target premium for each portion of the base face amount is greater than or equal to the premiums paid which have been allocated to that portion, there will be no deduction, although the future maximum sales surrender charge will be lower than before the decrease occurred. If the new target premium for each portion of the base face amount is less than the premiums paid which have been allocated to that portion, the deduction will be the difference between the sales surrender charge before the decrease and the sales surrender charge after the decrease. The sales surrender charge after the decrease will be recalculated as if the new target premium for each portion of the base face amount had always been in effect for that portion.

   In the example above, if you choose to decrease the base face amount in the 9th policy year from $100,000 to $75,000 (a 25% reduction), the administrative surrender charge will be reduced from $400 to $300. Based on the premium paid and the new target premium of $1,410, the sales surrender charge will reduce from $1,692 to $1,269, which is also a 25% decrease. The combined reduction in surrender charges of $523 will be deducted from your policy value. Future surrender charges after the decrease will also be reduced by 25% from the amounts shown in the chart above.

Transaction Charges

   We may charge you for exceeding a certain number of policy transactions in a policy year.

   Withdrawals. For each withdrawal after the first in a policy year, we will deduct the lesser of $25 or 2% of the withdrawal amount from your policy value.

   Transfers between Subaccounts and/or the Fixed Account. We will deduct $25 for each transfer after the 12th in a policy year. Transfers under the dollar cost averaging and the automatic asset rebalancing program are not counted against the limit of 12 free transfers.

   Policy Illustrations. The first illustration of policy values you request each policy year will be free. For subsequent illustration requests each policy year, we will deduct $25 from your policy value.

Other Charges

   In most cases, there is an additional charge for each rider that you elect.

   For information about the investment advisory fees and other expenses incurred by the portfolios, see the "Summary" of this prospectus and the accompanying prospectuses for the underlying mutual funds.

Cost of Insurance Charge

   The cost of insurance is the primary charge for the death benefit provided by your policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from policy to policy and from monthly processing date to monthly processing date. The cost of insurance charge is equal to (a) multiplied by the result of (b) minus (c) where:

  (a) is the cost of insurance rate divided by 1,000;

  (b) is the death benefit at the beginning of the policy month; and

  (c) is the policy value at the beginning of the policy month.

   The amount by which the death benefit exceeds the policy value is called the net amount at risk.

   The policy value used in this calculation is the policy value before deduction of the monthly cost of insurance charge (for both the base face amount and the adjustable term insurance rider) and the cost of insurance for any disability waiver of monthly deductions rider, but after monthly deductions for any other riders and charges. If there is any adjustable term rider amount or if there have been any increases in the base face amount separate charges will be calculated for each portion of the death benefit.

   The cost of insurance rate is the rate applied to the net amount at risk to determine the monthly cost of insurance charge. The cost of insurance rate is based on the insured's attained age, sex, and applicable risk class as well as the size of the base face amount and the duration of the policy. We currently place insureds in the following risk classes (available for male or female) when we issue the policy (or approve an increase in the base face amount), based on our underwriting:

   .  Preferred;

   .  Standard Non-Tobacco;

   .  Standard Tobacco;

   .  Substandard Non-Tobacco; and

   .  Substandard Tobacco.

   The original risk class applies to the policy's initial face amount. If an increase in face amount is approved, a different risk class may apply to the increase, based on the insured's circumstances at the time of the increase. If you have selected death benefit option A, and if there have been any increases in the base face amount, the policy value will be considered a part of the initial base face amount when the charge is calculated. If the policy value exceeds the initial base face amount, the excess will be considered part of the increases in base face amount in the order of the increases.

   We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policy. The maximum cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Male or Female, Smoker or Non-Smoker, or for substandard classes, a multiple of the tables and/or a flat addition to the tables. (See "Hypothetical Illustrations" in "Appendix A" for examples showing the effects of the cost of insurance charge.)

Reduction in Charges for Certain Groups

   We may waive or reduce the administrative charges, the premium expense charges, the transaction charges and the surrender charges on policies that have been sold to:

  (a) our employees and sales representatives, or those of our affiliates or distributors of the policy; or

  (b) individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

Policy Values
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Policy Value

   The policy value serves as a starting point for calculating values under a policy. The policy value is the sum of the variable account value and the fixed account value credited to the policy. The policy value is determined first on the policy's effective date and thereafter on each business day. On the maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy value will vary to reflect:

  (a) the investment performance of the variable subaccounts to which amounts have been allocated;

  (b) interest credited on amounts allocated to the fixed account and loan balance;

  (c) charges;

  (d) transfers;

  (e) withdrawals; and

  (f) policy loans (including loan repayments).

The policy value may be more or less than premiums paid.

   The cash surrender value is the policy value reduced by any surrender charge.

   The net cash surrender value is the cash surrender value reduced by any loan balance. You will receive only the net cash surrender value if you surrender your policy.

Variable Account Value

   The variable account value is the sum of the values of the variable subaccounts under the policy. The variable account value will reflect both the positive and negative investment performance of the variable subaccounts chosen by you in the policy application. On the policy's effective date, the value of each variable subaccount is equal to:

  (a) the initial net premium allocated to that variable subaccount; minus

  (b) the portion of the first month's monthly deduction allocated to that variable subaccount.

On any business day thereafter, the value of each variable subaccount is equal to:

  (a) the value of the variable subaccount on the preceding business day, multiplied by the appropriate net investment factor (described below) for the current business day; plus

  (b) the sum of all net premiums allocated to the variable subaccount since the previous business day; plus

  (c) the sum of all loan repayments allocated to the variable subaccount since the previous business day; plus

  (d) the amount of any transfers from other variable subaccounts or the fixed account to the variable subaccount since the previous business day; minus

  (e) the amount of any transfers to other variable subaccounts or to the fixed account, including amounts transferred to secure a policy loan, from the variable subaccount since the previous business day; minus

  (f) the portion of any gross withdrawals, policyholder transaction charges, or charges for any face amount decreases allocated to the variable subaccount since the previous business day; minus

  (g) the portion of the monthly deduction allocated to the variable subaccount since the previous business day.

   Unit Values. When you allocate an amount to a variable subaccount, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable subaccount. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable subaccount by (ii) the variable subaccount's unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

  (a) the allocated portion of the monthly deduction or other charges is taken from the variable subaccount;

  (b) a policy loan is taken from the variable subaccount;

  (c) an amount is transferred from the variable subaccount; or

  (d) a withdrawal is taken from the variable subaccount.

The number of the variable subaccount's units may also decrease if the policy's face amount is decreased because a portion of the surrender charge might be deducted.

   A variable subaccount's unit value is an index we use to measure investment performance. Each variable subaccount's unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. Each variable subaccount's unit value was arbitrarily set at $10.00 when the variable subaccount was established. The unit value is determined on each business day by multiplying the unit value for the variable subaccount on the prior business day by the variable subaccount's net investment factor for the current business day.

   Net Investment Factor. The net investment factor is an index used to measure the investment performance of a variable subaccount from one business day to the next. The net investment factor for any variable subaccount for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

  (a) is:

    (1) the net asset value per share of the portfolio shares held in the variable subaccount determined at the end of the current business day; plus

    (2) the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable subaccount, if the "ex-dividend" date occurs during the current business day; plus or minus

    (3) a per share charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable subaccount;

  (b) is:

    (1) the net asset value per share of the portfolio shares held in the variable subaccount, determined at the end of the last prior business day; plus or minus

    (2) the charge or credit for any taxes reserved for the last prior business day; and

  (c) is a deduction for the current mortality and expense risk charge for the number of days since the last prior business day.

Fixed Account Value

   On the policy's effective date, the fixed account value is equal to:

  (a) the initial net premium allocated to the fixed account; minus

  (b) the portion of the first month's monthly deduction allocated to the fixed account.

   On any monthly processing date thereafter, the fixed account value is equal to:

  (a) the fixed account value on the preceding monthly processing date; plus

  (b) the sum of all net premiums allocated to the fixed account since the previous monthly processing date; plus

  (c) the sum of all policy loan repayments allocated to the fixed account since the previous monthly processing date; plus

  (d) total interest credited to the fixed account since the previous monthly processing date; plus

  (e) the amount of any transfers from the variable subaccounts to the fixed account, including amounts transferred to secure policy loans, since the previous monthly processing date; minus

  (f) the amount of any transfers from the fixed account to the variable subaccounts since the previous monthly processing date; minus

  (g) the portion of any gross withdrawals, policyholder transaction charges, or charges for any face amount decreases allocated to the fixed account since the previous monthly processing date; minus

  (h) the portion of the monthly deduction allocated to the fixed account since the previous monthly processing date.

Tax Considerations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following discussion is general and is not intended as tax advice.

Introduction

   The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policies should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if the maximum permissable amount of premiums is paid under such a policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

   In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premium payments and policy values, have not been explicitly addressed in published rulings. While we believe that the policies do not give policy owners investment control over Variable Account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the underlying mutual funds will satisfy these diversification requirements.

   The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

   In General. We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

   Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."

   Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. Under our current procedures, the policy owner will be notified at the time a policy is issued whether, according to our calculations, the policy is or is not classified as a modified endowment contract based on the premium then received. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a modified endowment contract.

   Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules:

  (1) First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the "investment in the policy" (described below) at such time.

  (2) Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

  (3) Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

      (a) is made on or after the policy owner reaches actual age 59 1/2;

      (b) is attributable to the policy owner's becoming disabled; or

      (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

   If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax advisor should be consulted about such loans.

   Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   Investment in the Policy. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

   Loans. Interest paid on a policy loan generally is not tax-deductible. If a policy loan is outstanding when a policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

   Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

   Withholding. To the extent that distributions are taxable, they are generally subject to withholding for your federal income tax liability. You can generally elect by written request, however, not to have tax withheld from distributions.

   Accelerated Death Benefit Rider. We believe that payments received under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary except in certain business arrangements. (See "Accelerated Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting payment under this rider.

   Alternative Minimum Tax. Taxpayers who may be subject to the Alternative Minimum Tax should consult a tax advisor as to the consequences of owning the policy.

   Other Policy Owner Tax Matters. The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured's 100th year.

   Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. In addition, the Internal Revenue Service has recently proposed changes to the rules governing split dollar life insurance arrangements. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

   The transfer of the policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of Federal, state, and local estate, inheritance, generation skipping and other taxes.

   Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legal developments and their effect on the policy.

Taxation of United Investors

   We incur state and local premium taxes, and Federal income taxes resulting from the treatment of deferred acquisition costs. The amount of the charge we deduct for such taxes is discussed above under "Charges and Deductions." At the present time, we make no charge to the Variable Account for any other Federal, state or local taxes that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

Employment-Related Benefit Plans

   On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Other Information
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

United Investors Life Insurance Company

   We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York.

   Published Ratings. We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Weiss Research, Inc. These ratings reflect the organization's current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable subaccounts. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet its obligations under its outstanding insurance and annuity policies.

Sale of the Policies

   United Securities Alliance, Inc., Financial Plaza A, 7730 Belleview Ave., Suite AG-9, Greenwood Village, Colorado, is a principal underwriter of the policies. United Securities Alliance, Inc. is a corporation organized under the laws of the state of Nevada in 1994. The underwriter is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. The underwriter may enter into written sales agreements with various broker-dealers to aid in the sale of the policies. A commission plus bonus compensation may be paid to broker-dealers or agents in connection with sales of the policies. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. We may also make loans to or for the benefit of the principal underwriter.

   We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

  .  the administrative charge;

  .  the withdrawal charge;

  .  the cost of insurance charge;

  .  the mortality and expense risk charge;

  . revenues, if any, received from the underlying portfolios or their managers; and

  . investment earnings on amounts allocated under policies to the fixed account.

   Commissions paid on the policy, including other incentives or payments, are not charged to the policy owners or the Variable Account.

   Pending regulatory approvals, United Investors Life Insurance Company intends to distribute the policy in all states, except New York, and in certain possessions and territories.

Changing the Variable Account

   We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

  (a) add subaccounts to, or remove subaccounts from, the Variable Account;

  (b) combine the Variable Account with other separate accounts;

  (c) replace the shares of a portfolio by substituting shares of another portfolio of the Funds or another investment company

    (1) if shares of the portfolio are no longer available for investment, or

    (2) if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

  (d) end the registration of the Variable Account under the 1940 Act;

  (e) disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

  (f) operate the Variable Account or one or more of its subaccounts in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

Voting of Portfolio Shares

   We are the legal owner of portfolio shares held in the subaccounts of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable subaccounts at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. The mutual funds generally do not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable subaccount corresponding to that portfolio. We will vote shares held in a variable subaccount for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Addition, Deletion, or Substitution of Investments

   We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the underlying mutual funds that are held by the Variable Account (or any of its subaccounts) or that the Variable Account (or any of its subaccounts) may purchase. We reserve the right to eliminate the shares of any of the portfolios of the underlying mutual funds and to substitute shares of another portfolio of the underlying mutual funds or any other investment vehicle or of another open-end, registered investment company if:

  (a) laws or regulations are changed;

  (b) the shares of the underlying mutual funds or one of its portfolios are no longer available for investment, or;

  (c) in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the subaccount.

We will not substitute any shares attributable to your interest in a subaccount of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

   We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in a new portfolio of the mutual funds, or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable subaccounts when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable subaccounts to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant.

   In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

  (a) operated as a management company under the Investment Company Act of 1940;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other United Investors separate accounts.

Other Information

   A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. That information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Litigation

   No legal or administrative proceeding is pending that would have a material effect upon the Variable Account.

Legal Matters

   Legal advice regarding certain matters relating to Federal securities laws applicable to the issuance of the policy described in this prospectus has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Experts

   The balance sheets of United Investors Life Insurance Company as of December 31, 2001 and 2000 and the related statements of operations, comprehensive income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2001 and the balance sheets of the portfolios of Titanium Universal Life Variable Account as of December 31, 2001 and the related statements of operations and changes in net assets for the year ended December 31, 2001 and the period May 22, 2000 (commencement of operations) to December 31, 2000 included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

   Actuarial matters included in this prospectus have been examined by W. Thomas Aycock, Senior Vice President and Chief Actuary of United Investors, whose opinion is filed as an exhibit to the registration statement.

Financial Statements

   The financial statements of United Investors, which are included in "Appendix E" to this prospectus, should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Appendix A:
Hypothetical Illustrations and Performance Information
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following illustrations show how certain values under a sample policy change with assumed investment performance over an extended period of time. In particular, they illustrate how policy values, cash surrender values and death benefits under a policy, covering an insured of a given age on the policy's effective date, would vary over time if planned premiums were paid annually and the return on the assets in the variable subaccounts were a uniform gross annual rate of 0%, 6% or 12%, before deduction of any fees and charges, including portfolio expenses. The tables also show planned premiums accumulated at 5% interest. The values under a policy would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular policy may be more or less than the hypothetical investment rates of return used in the illustrations.

   The illustrations assume an average annual expense ratio of 0.89% of the daily net assets of the portfolios available under the policies, based on the expense ratios of each of the portfolios for the last fiscal year of operations. For some of the portfolios, the investment advisor has waived some or all of its fee and/or reimbursed the portfolio for some of its expenses. Without these fee waivers or expense reimbursements, the average annual expense ratio would be higher, and therefore the values shown in the illustrations would be lower. We do not know, and do not represent or guarantee, that these fee waiver or expense reimbursements will continue. For information on portfolio expenses, see the mutual funds' prospectuses accompanying this prospectus.

   The illustrations also reflect the 0.75% mortality and expense risk charge to the Variable Account during the first ten policy years, 0.50% during the second ten years, and 0.25% thereafter. After deduction of average portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return would correspond to the following approximate net annual rates of return for the variable subaccounts:

  Hypothetical gross rate of return:                          0%     6%    12%
  ----------------------------------                         -----  ----  -----
  Net return, policy years 1-10:............................ -1.64% 4.36% 10.36%
  Net return, policy years 11-20:........................... -1.39% 4.61% 10.61%
  Net return, policy years 21 & up:......................... -1.14% 4.86% 10.86%

   The current illustrations reflect the $6.00 monthly administrative charge for all policy years, while the guaranteed illustrations reflect the maximum monthly administrative charge of $30.00 for the first policy year and $10.00 for each renewal year thereafter. The illustrations also reflect the deduction of premium expense charges and the monthly deduction for the hypothetical insured. Our current charges and the higher guaranteed charges that we have the contractual right to deduct from your policy value are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume no loan balance or charges for riders or supplemental benefits.

   Upon request, we will furnish a comparable illustration based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

                    MALE ISSUE AGE 45, PREFERRED NON-TOBACCO
                             $4,500 ANNUAL PREMIUM
                         $250,000 FACE AMOUNT, OPTION A
                                CURRENT CHARGES

                            DEATH BENEFITS             POLICY VALUES         CASH SURRENDER VALUES
                      -------------------------- ------------------------- -------------------------
End of    PREMIUMS                Assuming Hypothetical Gross Annual Rate of Return of:
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%       6%      12%      0%       6%      12%
------  ------------- -------- -------- -------- ------- -------- -------- ------- -------- --------
   1      $  4,725    $250,000 $250,000 $250,000 $ 3,190 $  3,410 $  3,631 $ 1,220 $  1,440 $  1,661
   2         9,686     250,000  250,000  250,000   6,274    6,914    7,582   4,054    4,694    5,362
   3        14,896     250,000  250,000  250,000   9,253   10,517   11,890   5,103    6,367    7,740
   4        20,365     250,000  250,000  250,000  12,194   14,292   16,663   8,044   10,142   12,513
   5        26,109     250,000  250,000  250,000  15,099   18,247   21,950  10,949   14,097   17,800
   6        32,139     250,000  250,000  250,000  17,967   22,390   27,808  13,817   18,240   23,658
   7        38,471     250,000  250,000  250,000  20,799   26,731   34,298  16,649   22,581   30,148
   8        45,120     250,000  250,000  250,000  23,635   31,320   41,532  19,485   27,170   37,382
   9        52,101     250,000  250,000  250,000  26,573   36,274   49,702  22,423   32,124   45,552
  10        59,431     250,000  250,000  250,000  29,474   41,465   58,753  26,017   38,007   55,295

  15       101,959     250,000  250,000  250,000  43,801   72,111  122,304  43,801   72,111  122,304

  20       156,237     250,000  250,000  277,802  53,962  108,109  227,706  53,962  108,109  227,706

  25       225,511     250,000  250,000  470,912  59,470  153,101  405,959  59,470  153,101  405,959

  30       313,924     250,000  250,000  750,227  57,001  210,676  701,147  57,001  210,676  701,147

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable subaccounts and the investment experience of the portfolios underlying those variable subaccounts. The death benefit, policy value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6%, or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or withdrawals were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 45, PREFERRED NON-TOBACCO
                             $4,500 ANNUAL PREMIUM
                         $250,000 FACE AMOUNT, OPTION A
                               GUARANTEED CHARGES

                            DEATH BENEFITS             POLICY VALUES         CASH SURRENDER VALUES
                      -------------------------- ------------------------- -------------------------
End of    PREMIUMS                Assuming Hypothetical Gross Annual Rate of Return of:
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%       6%      12%      0%       6%      12%
------  ------------- -------- -------- -------- ------- -------- -------- ------- -------- --------
   1      $  4,725    $250,000 $250,000 $250,000 $ 2,903 $  3,114 $  3,325 $   933 $  1,144 $  1,355
   2         9,686     250,000  250,000  250,000   5,941    6,553    7,191   3,721    4,333    4,971
   3        14,896     250,000  250,000  250,000   8,870   10,083   11,399   4,720    5,933    7,249
   4        20,365     250,000  250,000  250,000  11,689   13,706   15,985   7,539    9,556   11,835
   5        26,109     250,000  250,000  250,000  14,392   17,419   20,981  10,242   13,269   16,831
   6        32,139     250,000  250,000  250,000  16,977   21,225   26,432  12,827   17,075   22,282
   7        38,471     250,000  250,000  250,000  19,431   25,115   32,375  15,281   20,965   28,225
   8        45,120     250,000  250,000  250,000  21,781   29,121   38,899  17,631   24,971   34,749
   9        52,101     250,000  250,000  250,000  24,117   33,347   46,171  19,967   29,197   42,021
  10        59,431     250,000  250,000  250,000  26,283   37,640   54,110  22,825   34,183   50,652

  15       101,959     250,000  250,000  250,000  34,574   60,638  107,908  34,574   60,638  107,908

  20       156,237     250,000  250,000  250,000  36,259   84,764  197,360  36,259   84,764  197,360

  25       225,511     250,000  250,000  407,454  26,890  109,564  351,253  26,890  109,564  351,253

  30       313,924           *  250,000  645,384       *  132,084  603,162       *  132,084  603,162

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable subaccounts and the investment experience of the portfolios underlying those variable subaccounts. The death benefit, policy value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6%, or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or withdrawals were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

* In this situation, the policy would lapse without value.

                            Performance Information

   The following hypothetical illustrations demonstrate how the actual investment experience of each subaccount of the Variable Account could have affected the cash surrender value, policy value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio's annual total return is based on the total return calculated for each fiscal year. These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

   The illustrations are based on the payment of a $4,500 annual premium, paid at the beginning of each year, for a hypothetical policy with a $250,000 face amount, death benefit option A, issued to a preferred, non-tobacco male, age
45. In each case, it is assumed that all premiums are allocated to the subaccount illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

   The amounts shown for the cash surrender values, policy values and death benefits take into account the charges against premiums, current and guaranteed cost of insurance and monthly deductions, the daily charge against the Variable Account for mortality and expense risks, and each portfolio's charges and expenses. (See "Charges and Deductions.") The amounts shown assume there are no withdrawals, no policy loans, and no riders.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500

                  AIM V.I. Capital Appreciation Fund--Series I Shares

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/94         2.50%     $250,000  $250,000  $ 3,315  $ 3,022   $    1,345  $    1,052
12/31/95        35.69%      250,000   250,000    8,949    8,494        6,729       6,274
12/31/96        17.58%      250,000   250,000   14,219   13,627       10,069       9,477
12/31/97        13.51%      250,000   250,000   19,673   18,867       15,523      14,717
12/31/98        19.30%      250,000   250,000   27,198   26,015       23,048      21,865
12/31/99        44.61%      250,000   250,000   43,986   41,938       39,836      37,788
12/31/00       -10.91%      250,000   250,000   41,707   39,554       37,557      35,404
12/31/01       -23.28%      250,000   250,000   34,097   32,044       29,947      27,894

                         AIM V.I. Growth Fund--Series I Shares

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/94        -2.48%     $250,000  $250,000  $ 3,132  $ 2,847   $    1,162  $      877
12/31/95        34.77%      250,000   250,000    8,639    8,198        6,419       5,978
12/31/96        18.09%      250,000   250,000   13,919   13,340        9,769       9,190
12/31/97        26.87%      250,000   250,000   21,683   20,806       17,533      16,656
12/31/98        34.12%      250,000   250,000   33,355   31,945       29,205      27,795
12/31/99        35.24%      250,000   250,000   49,397   47,174       45,247      43,024
12/31/00       -20.49%      250,000   250,000   41,414   39,343       37,264      35,193
12/31/01       -33.88%      250,000   250,000   29,089   27,344       24,939      23,194

* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500

                     AIM V.I. Core Equity Fund--Series I Shares

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/95        33.86%     $250,000  $250,000  $ 4,471  $ 4,131   $    2,501  $    2,161
12/31/96        19.95%      250,000   250,000    9,231    8,771        7,011       6,551
12/31/97        25.72%      250,000   250,000   15,600   14,961       11,450      10,811
12/31/98        27.68%      250,000   250,000   23,968   23,010       19,818      18,860
12/31/99        34.25%      250,000   250,000   36,450   34,931       32,300      30,781
12/31/00       -14.56%      250,000   250,000   33,558   32,015       29,408      27,865
12/31/01       -22.83%      250,000   250,000   28,020   26,508       23,870      22,358

                 AIM V.I. International Equity Fund--Series I Shares

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/94        -1.61%     $250,000  $250,000  $ 3,164  $ 2,878   $    1,194  $      908
12/31/95        17.24%      250,000   250,000    7,483    7,095        5,263       4,875
12/31/96        20.05%      250,000   250,000   12,775   12,250        8,625       8,100
12/31/97         6.94%      250,000   250,000   16,958   16,267       12,808      12,117
12/31/98        15.49%      250,000   250,000   23,182   22,163       19,032      18,013
12/31/99        55.04%      250,000   250,000   40,994   39,058       36,844      34,908
12/31/00       -26.40%      250,000   250,000   32,128   30,401       27,978      26,251
12/31/01       -23.53%      250,000   250,000   26,703   24,964       22,553      20,814

                    AIM V.I. Premier Equity Fund--Series I Shares

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/94         4.04%     $250,000  $250,000  $ 3,371  $ 3,076   $    1,401  $    1,106
12/31/95        36.25%      250,000   250,000    9,065    8,605        6,845       6,385
12/31/96        15.02%      250,000   250,000   14,030   13,444        9,880       9,294
12/31/97        23.69%      250,000   250,000   21,260   20,396       17,110      16,246
12/31/98        32.41%      250,000   250,000   32,362   30,984       28,212      26,834
12/31/99        29.90%      250,000   250,000   46,128   44,027       41,978      39,877
12/31/00       -14.65%      250,000   250,000   41,741   39,629       37,591      35,479
12/31/01       -12.56%      250,000   250,000   39,001   36,726       34,851      32,576

                   Alger American Growth Portfolio--Class O Shares

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/92        12.38%      250,000   250,000  $ 3,677  $ 3,370   $    1,707      $1,400
12/31/93        22.47%      250,000   250,000    8,468    8,037        6,248       5,817
12/31/94         1.45%      250,000   250,000   11,702   11,212        7,552       7,062
12/31/95        36.37%      250,000   250,000   20,338   19,520       16,188      15,370
12/31/96        13.35%      250,000   250,000   26,560   25,418       22,410      21,268
12/31/97        25.75%      250,000   250,000   37,349   35,599       33,199      31,449
12/31/98        48.07%      250,000   250,000   60,068   57,041       55,918      52,891
12/31/99        33.74%      250,000   250,000   84,558   80,031       80,408      75,881
12/31/00       -14.77%      250,000   250,000   74,425   70,133       70,275      65,983
12/31/01       -11.81%      250,000   250,000   68,154   63,794       64,697      60,337

* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500


              Alger American Income & Growth Portfolio--Class O Shares

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/92         8.64%     $250,000  $250,000  $ 3,540  $ 3,238   $    1,570  $    1,268
12/31/93        10.34%      250,000   250,000    7,426    7,042        5,206       4,822
12/31/94        -8.28%      250,000   250,000    9,575    9,172        5,425       5,022
12/31/95        35.13%      250,000   250,000   17,277   16,584       13,127      12,434
12/31/96        19.68%      250,000   250,000   24,428   23,373       20,278      19,223
12/31/97        36.29%      250,000   250,000   37,641   35,873       33,491      31,723
12/31/98        32.39%      250,000   250,000   54,003   51,251       49,853      47,101
12/31/99        42.45%      250,000   250,000   81,503   77,075       77,353      72,925
12/31/00        -1.27%      250,000   250,000   83,387   78,548       79,237      74,398
12/31/01       -14.32%      250,000   250,000   73,826   69,137       70,368      65,680

              Alger American Leveraged AllCap Portfolio--Class O Shares

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/96        12.04%     $250,000  $250,000  $ 3,665  $ 3,358   $    1,695  $    1,388
12/31/97        19.68%      250,000   250,000    8,248    7,827        6,028       5,607
12/31/98        57.83%      250,000   250,000   18,196   17,461       14,046      13,311
12/31/99        78.06%      250,000   250,000   38,320   36,842       34,170      32,692
12/31/00       -24.83%      250,000   250,000   30,833   29,561       26,683      25,411
12/31/01       -15.93%      250,000   250,000   28,310   26,990       24,160      22,840

               Alger American MidCap Growth Portfolio--Class O Shares

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 ------   ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/94        -1.54%     $250,000  $250,000  $ 3,167  $ 2,880   $    1,197  $      910
12/31/95        44.45%      250,000   250,000    9,349    8,875        7,129       6,655
12/31/96        11.90%      250,000   250,000   13,950   13,364        9,800       9,214
12/31/97        15.01%      250,000   250,000   19,632   18,824       15,482      14,674
12/31/98        30.30%      250,000   250,000   29,717   28,431       25,567      24,281
12/31/99        31.85%      250,000   250,000   43,352   41,340       39,202      37,190
12/31/00         9.18%      250,000   250,000   50,609   48,048       46,459      43,898
12/31/01        -6.52%      250,000   250,000   50,004   47,187       45,854      43,037

* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500

            Alger American Small Capitalization Portfolio--Class O Shares

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/92         3.55%     $250,000  $250,000  $ 3,353  $ 3,059   $    1,383  $    1,089
12/31/93        13.28%      250,000   250,000    7,426    7,041        5,206       4,821
12/31/94        -4.38%      250,000   250,000   10,006    9,586        5,856       5,436
12/31/95        44.31%      250,000   250,000   19,115   18,355       14,965      14,205
12/31/96         4.18%      250,000   250,000   23,088   22,089       18,938      17,939
12/31/97        11.39%      250,000   250,000   29,144   27,733       24,994      23,583
12/31/98        15.53%      250,000   250,000   37,230   35,201       33,080      31,051
12/31/99        43.42%      250,000   250,000   58,043   54,574       53,893      50,424
12/31/00       -27.20%      250,000   250,000   44,232   41,246       40,082      37,096
12/31/01       -29.51%      250,000   250,000   33,132   30,430       29,675      26,972

                 Dreyfus VIF--Appreciation Portfolio--Initial Shares

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/94         3.04%     $250,000  $250,000  $ 3,334  $ 3,041   $    1,364  $    1,071
12/31/95        33.52%      250,000   250,000    8,823    8,374        6,603       6,154
12/31/96        25.56%      250,000   250,000   15,068   14,444       10,918      10,294
12/31/97        28.05%      250,000   250,000   23,359   22,418       19,209      18,268
12/31/98        30.22%      250,000   250,000   34,543   33,088       30,393      28,938
12/31/99        11.46%      250,000   250,000   41,893   39,988       37,743      35,838
12/31/00        -0.65%      250,000   250,000   44,533   42,291       40,383      38,141
12/31/01        -9.31%      250,000   250,000   43,001   40,537       38,851      36,387

                         Dreyfus VIF--Money Market Portfolio

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/92         4.15%     $250,000  $250,000  $ 3,375  $ 3,080   $    1,405  $    1,110
12/31/93         3.29%      250,000   250,000    6,749    6,395        4,529       4,175
12/31/94         4.37%      250,000   250,000   10,268    9,844        6,118       5,694
12/31/95         5.66%      250,000   250,000   14,107   13,530        9,957       9,380
12/31/96         5.10%      250,000   250,000   18,052   17,233       13,902      13,083
12/31/97         5.19%      250,000   250,000   22,203   21,046       18,053      16,896
12/31/98         5.12%      250,000   250,000   26,537   24,929       22,387      20,779
12/31/99         4.78%      250,000   250,000   31,017   28,833       26,867      24,683
12/31/00         5.98%      250,000   250,000   36,261   33,326       32,111      29,176
12/31/01         3.97%      250,000   250,000   40,993   37,198       37,535      33,740

* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500

                 Dreyfus VIF--Quality Bond Portfolio--Initial Shares

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/92        12.08%     $250,000  $250,000  $ 3,666  $ 3,359   $    1,696  $    1,389
12/31/93        15.33%      250,000   250,000    7,930    7,524        5,710       5,304
12/31/94        -4.59%      250,000   250,000   10,462   10,022        6,312       5,872
12/31/95        20.42%      250,000   250,000   16,395   15,726       12,245      11,576
12/31/96         3.13%      250,000   250,000   20,052   19,155       15,902      15,005
12/31/97         9.42%      250,000   250,000   25,305   24,024       21,155      19,874
12/31/98         5.49%      250,000   250,000   29,894   28,155       25,744      24,005
12/31/99         0.18%      250,000   250,000   32,975   30,752       28,825      26,602
12/31/00        11.20%      250,000   250,000   40,255   37,153       36,105      33,003
12/31/01         6.69%      250,000   250,000   46,333   42,285       42,876      38,827

         The Dreyfus Socially Responsible Growth Fund, Inc.--Initial Shares

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/94         1.49%     $250,000  $250,000  $ 3,278  $ 2,987   $    1,308  $    1,017
12/31/95        34.56%      250,000   250,000    8,820    8,371        6,600       6,151
12/31/96        21.23%      250,000   250,000   14,524   13,920       10,374       9,770
12/31/97        28.43%      250,000   250,000   22,733   21,815       18,583      17,665
12/31/98        29.38%      250,000   250,000   33,506   32,090       29,356      27,940
12/31/99        30.08%      250,000   250,000   47,679   45,528       43,529      41,378
12/31/00       -11.03%      250,000   250,000   44,920   42,683       40,770      38,533
12/31/01       -22.57%      250,000   250,000   36,893   34,763       32,743      30,613

                           Evergreen VA Equity Index Fund

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/00        -9.11%     $250,000  $250,000  $ 2,890  $ 2,616   $      920  $      646
12/31/01       -11.97%      250,000   250,000    5,255    4,969        3,035       2,749

                            Evergreen VA Foundation Fund

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/97        27.80%     $250,000  $250,000  $ 4,246  $ 3,916   $    2,276  $    1,946
12/31/98        10.63%      250,000   250,000    8,226    7,809        6,006       5,589
12/31/99        10.64%      250,000   250,000   12,547   12,030        8,397       7,880
12/31/00        -4.93%      250,000   250,000   14,794   14,181       10,644      10,031
12/31/01        -8.57%      250,000   250,000   16,250   15,493       12,100      11,343

* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500

                          Evergreen VA Global Leaders Fund

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/98        18.92%     $250,000  $250,000  $ 3,918  $ 3,601   $    1,948  $    1,631
12/31/99        24.72%      250,000   250,000    8,933    8,482        6,713       6,262
12/31/00        -8.70%      250,000   250,000   10,898   10,437        6,748       6,287
12/31/01       -13.42%      250,000   250,000   12,000   11,484        7,850       7,334

                          Evergreen VA Small Cap Value Fund

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/99        12.07%     $250,000  $250,000  $ 3,666  $ 3,359   $    1,696  $    1,389
12/31/00        20.71%      250,000   250,000    8,325    7,900        6,105       5,680
12/31/01        18.11%      250,000   250,000   13,551   12,971        9,401       8,841

                            INVESCO VIF--Core Equity Fund

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/95        29.25%     $250,000  $250,000  $ 4,300  $ 3,967   $    2,330  $    1,997
12/31/96        22.28%      250,000   250,000    9,213    8,752        6,993       6,532
12/31/97        28.17%      250,000   250,000   15,893   15,241       11,743      11,091
12/31/98        15.30%      250,000   250,000   21,917   21,032       17,767      16,882
12/31/99        14.84%      250,000   250,000   28,727   27,495       24,577      23,345
12/31/00         4.87%      250,000   250,000   33,291   31,717       29,141      27,567
12/31/01        -8.97%      250,000   250,000   32,940   31,160       28,790      27,010

                            INVESCO VIF--Technology Fund

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/98        25.69%     $250,000  $250,000  $ 4,168  $ 3,841   $    2,198  $    1,871
12/31/99       158.93%      250,000   250,000   19,843   18,908       17,623      16,688
12/31/00       -23.42%      250,000   250,000   17,359   16,601       13,209      12,451
12/31/01       -45.82%      250,000   250,000   10,780   10,281        6,630       6,131

                             INVESCO VIF--Utilities Fund

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/95         9.08%     $250,000  $250,000  $ 3,556  $ 3,253   $    1,586  $    1,283
12/31/96        12.76%      250,000   250,000    7,618    7,225        5,398       5,005
12/31/97        23.41%      250,000   250,000   13,316   12,771        9,166       8,621
12/31/98        25.48%      250,000   250,000   20,683   19,858       16,533      15,708
12/31/99        19.13%      250,000   250,000   28,360   27,156       24,210      23,006
12/31/00         5.28%      250,000   250,000   33,039   31,489       28,889      27,339
12/31/01       -32.41%      250,000   250,000   24,106   22,757       19,956      18,607

* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

                                                          Death Benefit Option A
Preferred Non-Tobacco Male, Age 45                         Annual Premium $4,500
Stated Death Benefit $250,000

                            MFS(R) Emerging Growth Series

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/96        17.02%     $250,000  $250,000  $ 3,848  $ 3,534   $    1,878  $    1,564
12/31/97        21.90%      250,000   250,000    8,634    8,196        6,414       5,976
12/31/98        34.16%      250,000   250,000   15,888   15,238       11,738      11,088
12/31/99        76.71%      250,000   250,000   33,948   32,629       29,798      28,479
12/31/00       -19.61%      250,000   250,000   29,530   28,300       25,380      24,150
12/31/01       -33.49%      250,000   250,000   21,394   20,352       17,244      16,202

                            MFS(R) Investors Trust Series

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/96        24.46%     $250,000  $250,000  $ 4,123  $ 3,797   $    2,153  $    1,827
12/31/97        29.78%      250,000   250,000    9,582    9,103        7,362       6,883
12/31/98        22.32%      250,000   250,000   15,590   14,945       11,440      10,795
12/31/99         6.69%      250,000   250,000   19,910   19,094       15,760      14,944
12/31/00        -0.15%      250,000   250,000   22,892   21,876       18,742      17,726
12/31/01       -15.95%      250,000   250,000   21,663   20,551       17,513      16,401

                               MFS(R) Research Series

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/96        22.33%     $250,000  $250,000  $ 4,044  $ 3,722   $    2,074  $    1,752
12/31/97        20.26%      250,000   250,000    8,745    8,304        6,525       6,084
12/31/98        23.39%      250,000   250,000   14,701   14,096       10,551       9,946
12/31/99        24.05%      250,000   250,000   22,155   21,265       18,005      17,115
12/31/00        -4.85%      250,000   250,000   23,911   22,870       19,761      18,720
12/31/01       -21.25%      250,000   250,000   21,054   19,986       16,904      15,836

                             MFS(R) Total Return Series

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/96        14.37%     $250,000  $250,000  $ 3,751  $ 3,440   $    1,781  $    1,470
12/31/97        21.30%      250,000   250,000    8,470    8,039        6,250       5,819
12/31/98        12.33%      250,000   250,000   13,022   12,482        8,872       8,332
12/31/99         3.08%      250,000   250,000   16,578   15,894       12,428      11,744
12/31/00        16.02%      250,000   250,000   22,851   21,836       18,701      17,686
12/31/01         0.25%      250,000   250,000   25,924   24,624       21,774      20,474

                        Scudder VIT EAFE(R) Equity Index Fund

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/98        21.60%     $250,000  $250,000  $ 4,017  $ 3,696   $    2,047  $    1,726
12/31/99        27.60%      250,000   250,000    9,277    8,812        7,057       6,592
12/31/00       -16.66%      250,000   250,000   10,186    9,751        6,036       5,601
12/31/01       -24.69%      250,000   250,000    9,834    9,398        5,684       5,248

* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500


                          Scudder VIT Small Cap Index Fund

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/98        -2.18%     $250,000  $250,000  $ 3,143  $ 2,858   $    1,173  $      888
12/31/99        20.16%      250,000   250,000    7,657    7,261        5,437       5,041
12/31/00        -3.87%      250,000   250,000   10,283    9,851        6,133       5,701
12/31/01        -2.07%      250,000   250,000   13,624   13,055        9,474       8,905

                            Strong Mid Cap Growth Fund II

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/97        29.75%     $250,000  $250,000  $ 4,318  $ 3,985   $    2,348  $    2,015
12/31/98        28.68%      250,000   250,000    9,747    9,262        7,527       7,042
12/31/99        31.48%      250,000   250,000   24,874   23,876       20,724      19,726
12/31/00       -14.84%      250,000   250,000   23,637   22,677       19,487      18,527
12/31/01       -30.77%      250,000   250,000   18,244   17,416       14,094      13,266

                             Strong Opportunity Fund II

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/93        25.17%     $250,000  $250,000  $ 4,149  $ 3,822   $    2,179  $    1,852
12/31/94         3.60%      250,000   250,000    7,570    7,182        5,350       4,962
12/31/95        25.82%      250,000   250,000   13,527   12,979        9,377       8,829
12/31/96        18.15%      250,000   250,000   19,687   18,902       15,537      14,752
12/31/97        25.45%      250,000   250,000   28,654   27,442       24,504      23,292
12/31/98        13.54%      250,000   250,000   36,022   34,351       31,872      30,201
12/31/99        14.40%      250,000   250,000   52,867   50,194       48,717      46,044
12/31/00         6.60%      250,000   250,000   59,546   56,250       55,396      52,100
12/31/01        -3.70%      250,000   250,000   60,246   56,554       56,096      52,404


* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500

                      Templeton Foreign Securities Fund--Class 2

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/93        47.28%     $250,000  $250,000  $ 4,969  $ 4,610   $    2,999  $    2,640
12/31/94        -2.22%      250,000   250,000    7,914    7,517        5,694       5,297
12/31/95        15.78%      250,000   250,000   12,798   12,280        8,648       8,130
12/31/96        24.04%      250,000   250,000   19,798   19,014       15,648      14,864
12/31/97        13.73%      250,000   250,000   26,039   24,932       21,889      20,782
12/31/98         9.08%      250,000   250,000   31,734   30,235       27,584      26,085
12/31/99        23.23%      250,000   250,000   42,947   40,691       38,797      36,541
12/31/00        -2.38%      250,000   250,000   44,807   42,157       40,657      38,007
12/31/01       -15.99%      250,000   250,000   40,120   37,372       35,970      33,222


                    Templeton Global Asset Allocation Fund--Class 2

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/92         8.08%     $250,000  $250,000  $ 3,519  $ 3,218   $    1,549  $    1,248
12/31/93        26.12%      250,000   250,000    8,537    8,102        6,317       5,882
12/31/94        -2.96%      250,000   250,000   11,236   10,762        7,086       6,612
12/31/95        22.48%      250,000   250,000   17,632   16,911       13,482      12,761
12/31/96        18.93%      250,000   250,000   24,691   23,610       20,541      19,460
12/31/97        15.37%      250,000   250,000   32,054   30,506       27,904      26,356
12/31/98         6.10%      250,000   250,000   37,210   35,189       33,060      31,039
12/31/99        22.54%      250,000   250,000   49,445   46,454       45,295      42,304
12/31/00         0.04%      250,000   250,000   52,555   49,009       48,405      44,859
12/31/01        -9.95%      250,000   250,000   50,008   46,171       46,551      42,713



* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Appendix B:
Directors and Officers of United Investors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   We are managed by a board of directors. The following table sets forth the name and principal occupations during the past five years of each of our directors and senior officers. Unless otherwise noted, the address for each person is: United Investors Life Insurance Company, 2001 Third Avenue South, Birmingham, Alabama 35233.

  Name and Position with   Principal Occupation
  United Investors         During the Past Five Years
----------------------------------------------------------------------------------------------
  Ann Allen**              Vice President--Claims Administration of Liberty National Life
  Vice President--         Insurance Company since August 1999, United American Insurance
  Claims Administration    Company since May 2000, and United Investors since January 2000.
                           Vice President--Life and Health Benefits of Globe Life And Accident
                           Insurance Company since January 1990.
----------------------------------------------------------------------------------------------
  W. Thomas Aycock         Senior Vice President and Chief Actuary of United Investors since
  Director, Senior         March 2002. Vice President and Chief Actuary of United Investors,
  Vice President and       November 1992--March 2002.
  Chief Actuary
----------------------------------------------------------------------------------------------
  Tony G. Brill*           Executive Vice President and Chief Administrative Officer of
  Director and Executive   Torchmark Corporation since September 1999. Executive Vice
  Vice President--         President--Administration of United Investors since September 1998.
  Administration           Senior Vice President of United Investors, March 1998-September
                           1998. Senior Vice President of Torchmark Corporation, January 1997-
                           September 1999. Managing Partner of KPMG LLP, Birmingham, Alabama
                           Office, 1984-December 1996.
----------------------------------------------------------------------------------------------
  Terry W. Davis           Senior Vice President--Administration of United Investors and
  Director and Senior      Liberty National Life Insurance Company since December 2001. Vice
  Vice President--         President--Administration of United Investors, January 1999-
  Administration           December 2001 and Liberty National Life Insurance Company, December
                           1996-December 2001.
----------------------------------------------------------------------------------------------
  C.B. Hudson*             Chairman of the Board of Directors and Chief Executive Officer of
  Director                 Torchmark Corporation since March 1998 and United Investors, March
                           1998-September 1999. President of Torchmark Corporation, March
                           1998-April 2001. Director of Liberty National Life Insurance
                           Company, United American Insurance Company, and Globe Life And
                           Accident Insurance Company since September 1999. Chairman of
                           Insurance Operations of Torchmark Corporation, January 1993-March
                           1998. Chairman of Liberty National Life Insurance Company, United
                           American Insurance Company, and Globe Life And Accident Insurance
                           Company, 1991-September 1999.
----------------------------------------------------------------------------------------------
  Larry M. Hutchison*      Executive Vice President and General Counsel of Torchmark
  Director                 Corporation since September 1999. Vice President and General
                           Counsel of Torchmark Corporation, February 1997-September 1999.
                           Vice President, Secretary and General Counsel of United American
                           Insurance Company since 1992.
----------------------------------------------------------------------------------------------
  Michael J. Klyce         Vice President of Torchmark Corporation since January 1984.
  Vice President and
  Treasurer

  Name and Position with    Principal Occupation
  United Investors          During the Past Five Years
-----------------------------------------------------------------------------------------------
  John H. Livingston        Secretary and Counsel of United Investors since May 1995. Associate
  Director, Secretary       Counsel of Liberty National Life Insurance Company since October
  and Counsel               1986.
-----------------------------------------------------------------------------------------------
  James L. Mayton, Jr.      Vice President & Controller of Liberty National Life Insurance
  Vice President and        Company since January 1985.
  Controller
-----------------------------------------------------------------------------------------------
  Mark S. McAndrew*         Executive Vice President of Torchmark Corporation and Chairman of
  Senior Vice President--   the Board and Chief Executive Officer of United American Insurance
  Marketing                 Company and Globe Life And Accident Insurance Company since
                            September 1999. Senior Vice President--Marketing of United
                            Investors since March 1998. Director of Torchmark Corporation since
                            April 1998. President of United American Insurance Company and
                            Globe Life And Accident Insurance Company since 1991.
-----------------------------------------------------------------------------------------------
  Carol A. McCoy            Secretary of Torchmark Corporation since February 1994. Associate
  Director and              Counsel of Torchmark Corporation since January 1985.
  Assistant Secretary
-----------------------------------------------------------------------------------------------
  Anthony L. McWhorter      Chief Executive Officer of United Investors and Liberty National
  Director, President and   Life Insurance Company, and Executive Vice President of Torchmark
  Chief Executive Officer   Corporation since September 1999. President of United Investors since September 1998. Director of Liberty National Life Insurance
                            Company since February 1994. President of Liberty National Life
                            Insurance Company since December 1994.
-----------------------------------------------------------------------------------------------
  Carr W. Patterson         Vice President of United Investors since February 2001. Second Vice
  Vice President            President/Associate Controller of United Investors, October 1991-
                            February 2001. Second Vice President/Associate Controller of
                            Liberty National Life Insurance Company since October 1986.
-----------------------------------------------------------------------------------------------
  Ross W. Stagner           Senior Vice President of United Investors since March 2002. Vice
  Director and Senior Vice  President of United Investors, January 1992-March 2002.
  President
-----------------------------------------------------------------------------------------------
  Russell B. Tucker*        Vice President of United Investors since September 2001. Executive
  Vice President            Vice President and Chief Investment Officer of Torchmark
                            Corporation since October 2001. Vice President of Torchmark
                            Corporation, January 1997-October 2001. Vice President of United
                            American Insurance Company since May 1990.

* Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.
**  Principal business address: Globe Life And Accident Insurance Company, 204
    N. Robinson, Oklahoma City, OK 73102.

Appendix C:
Glossary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  Administrative Office     P.O. Box 10287, Birmingham, Alabama 35202-0287, (800) 340-3787.
-----------------------------------------------------------------------------------------------
  Attained Age              The age of the insured on his or her birthday nearest the policy effective date, increased by the number of policy years elapsed since the policy effective date.
-----------------------------------------------------------------------------------------------
  Base Face Amount          The amount of insurance chosen by you for the policy at issue, or as subsequently increased or decreased by you. This amount does not include any benefit provided by riders, and is prior to any death benefit changes required by the Internal Revenue Code to continue to qualify as life insurance.
-----------------------------------------------------------------------------------------------
  Business Day              Each day that the New York Stock Exchange and our administrative office are open. Currently, the Friday after Thanksgiving and
                            December 24 (Christmas Eve day) are not Business Days.
-----------------------------------------------------------------------------------------------
  Cash Surrender Value      Policy value less any applicable surrender charge.
-----------------------------------------------------------------------------------------------
  Death Benefit             The amount of insurance payable to the beneficiary on the death of the insured.
-----------------------------------------------------------------------------------------------
  Death Benefit Option      One of two options under the policy that is used to determine the amount of the death benefit.
-----------------------------------------------------------------------------------------------
  Fixed Account             A part of our general account. The general account consists of all of our assets other than those in any separate account.
-----------------------------------------------------------------------------------------------
  Fixed Account Value       The policy value in the fixed account.
-----------------------------------------------------------------------------------------------
  Gross Withdrawal          A withdrawal plus any applicable transaction charge and any surrender charge.
-----------------------------------------------------------------------------------------------
  Loan Balance              The sum of all outstanding loans including principal and interest.
-----------------------------------------------------------------------------------------------
  Maturity Date             Policy anniversary nearest the insured's 100th birthday.
-----------------------------------------------------------------------------------------------
  Monthly Processing Date   The same day each month as the policy's effective date. If the monthly processing date falls on a date other than a business day, the next following business day will be deemed the monthly processing date.
-----------------------------------------------------------------------------------------------
  Net Cash Surrender Value  Cash surrender value less any loan balance.
-----------------------------------------------------------------------------------------------
  Net Premium               The premium received less the premium expense charges.
-----------------------------------------------------------------------------------------------
  No-lapse Monthly Premium  The minimum amount of premium required to keep the policy in force during the first three policy years regardless of the sufficiency of the cash surrender value to pay monthly deductions.
-----------------------------------------------------------------------------------------------
  Owner                     Depending on the state of issue, owner means either:
                            .the individual or entity that owns a certificate under a group contract; or
                            .the individual or entity that owns an individual policy.
-----------------------------------------------------------------------------------------------
  Policy                    Depending on the state of issue, policy means either:
                            .the individual certificate under a group contract; or
                            .the individual policy.
-----------------------------------------------------------------------------------------------

Appendix C:
Glossary

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  Policy Anniversary       The same day and month as the policy's effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.
---------------------------------------------------------------------------------------------
  Policy's Effective Date  The date from which policy anniversaries and policy years are determined. Your policy's effective date is shown in your policy.
---------------------------------------------------------------------------------------------
  Policy Loan              A request to borrow a portion of the net cash surrender value.
---------------------------------------------------------------------------------------------
  Policy Month             The first policy month starts on the policy's effective date.
                           Subsequent policy months start on each monthly processing date.
---------------------------------------------------------------------------------------------
  Policy Value             The sum of the variable account value and the fixed account value.
---------------------------------------------------------------------------------------------
  Target Face Amount       The sum of the base face amount and the initial adjustable term insurance rider amount. The amount of the rider will vary as necessary to keep the sum of the rider amount and the base death benefit equal to the target face amount, when the base death benefit varies due to Internal Revenue Code requirements.
---------------------------------------------------------------------------------------------
  Target Premium           The premium amount we use to calculate the maximum sales load charge and the sales surrender charge. A target premium is determined for the initial base face amount at issue, and an additional target premium is determined for each increase in base face amount.
---------------------------------------------------------------------------------------------
  Variable Account Value   The sum of the values of the variable subaccounts under your policy.
---------------------------------------------------------------------------------------------
  We, Us, or United        United Investors Life Insurance Company.
  Investors
---------------------------------------------------------------------------------------------
  Withdrawal               A request to withdraw a portion of the net cash surrender value. A withdrawal may be subject to a transaction charge and a surrender charge.
---------------------------------------------------------------------------------------------
  You and Your             The policy owner.

Appendix D:
State Variations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

For Policies issued to residents of the state of Florida:

   There are limitations to the Optional Death Benefit Guarantee Rider periods as follows:

  .  No Lifetime Guarantee is available.

  . The later of the Insured's Age 65 or 10 Year Guarantee is only available at the following Ages and Risk Classes:

       Male/Risk Class: Preferred and NT only/Ages 20-63

       Female/Risk Class: Preferred and NT only/Ages 20-67

For Policies issued to residents of the states of Massachusetts, Minnesota, Texas and Utah:

   There is no Optional Death Benefit Guarantee Rider available.

Appendix E:
Financial Statements
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
Birmingham, Alabama

We have audited the accompanying balance sheets of United Investors Life Insurance Company as of December 31, 2001 and 2000, and the related statements of operations, comprehensive income, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of United Investors Life Insurance Company as of December 31, 2001 and 2000, and the results of their operations and cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dallas, Texas
January 31, 2002
(March 19, 2002 as to Note 10)

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                         (Dollar amounts in thousands)

                                                            At December 31,
                                                         ---------------------
                                                            2001       2000
                                                         ---------- ----------
                         ASSETS

Investments:
 Fixed maturities-available for sale, at fair value
  (amortized cost: 2001--$645,327; 2000--$583,473)...... $  648,879 $  561,918
 Preferred stock of affiliate, at fair value (cost:
  2001--$240,412; 2000--$240,412).......................    240,412    240,412
 Policy Loans...........................................     21,691     21,268
 Short term investments.................................     17,568     24,363
                                                         ---------- ----------
    Total investments...................................    928,550    847,961
Cash....................................................          0     21,639
Accrued investment income (includes amounts from
 affiliates:
 2001--$477; 2000--$477)................................     11,770     11,495
Receivables.............................................        962      2,010
Due from affiliate (includes funds withheld on
 reinsurance:
 2001--$274,216; 2000--$284,759)........................    283,889    290,124
Deferred acquisition cost...............................    275,317    285,130
Value of insurance purchased............................     13,482     21,346
Goodwill................................................     26,628     27,573
Property and equipment..................................        422        391
Other assets............................................     15,950      3,780
Separate account assets.................................  2,502,284  3,741,415
                                                         ---------- ----------
    Total assets........................................ $4,059,254 $5,252,864
                                                         ========== ==========

          LIABILITIES AND SHAREHOLDER'S EQUITY

Liabilities:
 Future policy benefits (includes reserves assumed from
  affiliates:
  2001--$276,572; 2000--$300,698)....................... $  804,113 $  835,174
 Unearned and advance premiums..........................      2,508      2,688
 Other policy benefits..................................      7,946      7,078
                                                         ---------- ----------
    Total policy liabilities............................    814,567    844,940
 Accrued income taxes...................................    106,202     65,007
 Other liabilities......................................     24,249     23,891
 Due to affiliates......................................         14     11,438
 Separate account liabilities...........................  2,502,284  3,741,415
                                                         ---------- ----------
    Total liabilities...................................  3,447,316  4,686,691
 Commitments and contingencies (Note 10)
Shareholders' equity:
 Common stock, par value $6 per share authorized,
  500,000 shares issued and outstanding.................      3,000      3,000
 Additional paid in capital.............................    351,371    350,762
 Unrealized investment gains, net of applicable taxes...     1, 839    (10,296)
 Retained earnings......................................    255,728    222,707
                                                         ---------- ----------
    Total shareholders' equity..........................    611,938    566,173
                                                         ---------- ----------
    Total liabilities and shareholders' equity.......... $4,059,254 $5,252,864
                                                         ========== ==========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                         (Dollar amounts in thousands)

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     2001      2000      1999
                                                   --------  --------  --------
Revenue:
 Premium income..................................  $ 86,958  $ 79,805  $ 73,718
 Policy charges and fees.........................    82,445    71,368    56,652
 Net investment income (includes amounts from
  affiliates 2001--$16,385; 2000--$16,622; 1999--
  $16,532).......................................    64,313    63,472    63,388
 Realized investment gains (losses)..............       320    (5,484)   (5,023)
 Other income....................................    23,302    19,619    17,058
                                                   --------  --------  --------
   Total revenue.................................   257,338   228,780   205,793
Benefits and expenses:
 Policy benefits:
  Individual life................................    67,130    59,131    51,595
  Annuity........................................    28,473    28,706    26,686
                                                   --------  --------  --------
   Total policy benefits.........................    95,603    87,837    78,281
 Amortization of deferred acquisition costs......    55,597    40,089    33,284
 Commissions and premium taxes (includes amounts
  to affiliates:
  2001--$5,056; 2000--$4,852; 1999--$3,679)......     8,611     7,407     5,897
 Other operating expenses (includes amounts to
  affiliates:
  2001--$2,992; 2000--$3,005; 1999--$3,176)......    10,029     7,647     7,022
                                                   --------  --------  --------
   Total benefits and expenses...................   169,840   142,980   124,484
                                                   --------  --------  --------
Operating income before income taxes.............    87,498    85,800    81,309
Income taxes.....................................    20,473    21,828    23,112
                                                   --------  --------  --------
Net income before the cumulative effect of change
 in accounting principles........................    67,025    63,972    58,197
Cumulative effect of change in accounting
 principle (less applicable income tax benefit of
 $2,156 in 2001).................................    (4,004)        0         0
                                                   --------  --------  --------
  Net income.....................................  $ 63,021  $ 63,972  $ 58,197
                                                   ========  ========  ========


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF COMPREHENSIVE INCOME
                         (Dollar amounts in thousands)

                                                    Year Ended December 31,
                                                   ---------------------------
                                                    2001      2000      1999
                                                   -------  --------  --------
Net income........................................ $63,021  $63, 972  $ 58,197
Other comprehensive income:
 Unrealized investment gains (losses):
  Unrealized investment gains (losses)on
   securities:
   Unrealized holding gains arising during
    period........................................  19,297    (1,766)  (61,690)
   Reclassification adjustment for (gains) losses
    on securities included in net income..........    (441)    5,484     5,023
   Reclassification adjustment for change in
    accounting principle..........................   6,160         0         0
   Reclassification adjustment for amortization of
    premium.......................................      91       382       446
                                                   -------  --------  --------
                                                    25,107     4,100   (56,221)
   Unrealized gains (losses) on other
    investments...................................      (9)      774      (763)
   Unrealized gains (losses) reclassified to
    deferred acquistion costs.....................  (6,430)   (1,855)   14,042
                                                   -------  --------  --------
    Total unrealized gains (losses)...............  18,668     3,019   (42,942)
    Applicable tax................................  (6,533)   (1,057)   15,030
                                                   -------  --------  --------
Other comprehensive income........................  12,135     1,962   (27,912)
                                                   -------  --------  --------
   Comprehensive income........................... $75,156   $65,934  $ 30,285
                                                   =======  ========  ========





                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                         (Dollar amounts in thousands)

                                            Accumulated
                                Additional     Other                   Total
                         Common  Paid-In   Comprehensive Retained  Shareholders'
                         Stock   Capital     (Losses)    Earnings     Equity
                         ------ ---------- ------------- --------  -------------
Year Ended at December
 31, 1999
----------------------
Balance at January 1,
 1999................... $3,000  $350,388    $ 15,654    $190,538    $559,580
Comprehensive income....                      (27,912)     58,197      30,285
Dividends...............                                  (41,000)    (41,000)
Exercise of stock
 options................              326                                 326
                         ------  --------    --------    --------    --------
 Balance at December 31,
  1999..................  3,000   350,714     (12,258)    207,735     549,191

Year Ended at December
 31, 2000
----------------------
Comprehensive income....                        1,962      63,972      65,934
Dividends...............                                  (49,000)    (49,000)
Exercise of stock
 options................               48                                  48
                         ------  --------    --------    --------    --------
 Balance at December 31,
  2000..................  3,000   350,762     (10,296)    222,707     566,173

Year Ended at December
 31, 2001
----------------------
Comprehensive income....                       12,135      63,021      75,156
Dividends...............                                  (30,000)    (30,000)
Exercise of stock
 options................              609                                 609
                         ------  --------    --------    --------    --------
 Balance at December 31,
  2001.................. $3,000  $351,371    $  1,839    $255,728    $611,938
                         ======  ========    ========    ========    ========




                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                         (Dollar amounts in thousands)

                                                  Year Ended December 31,
                                                ------------------------------
                                                  2001      2000       1999
                                                --------  ---------  ---------
Net income..................................... $ 63,021  $  63,972  $  58,197
Adjustment to reconcile net income to cash
 provided from operations:
 Increase in future policy benefits............  (10,632)    17,084     14,953
 Increase (decrease) in other policy
  liabilities..................................      688        172       (202)
 Deferral of policy acquisition costs..........  (44,350)   (95,149)   (58,880)
 Amortization of deferred acquisition costs and
  value of insurance purchased.................   62,027     41,944     33,284
 Change in accrued income taxes................   35,269     13,886      9,644
 Depreciation..................................      100         72         41
 Realized (gains) losses on sale of investments
  and properties...............................     (320)     4,848      5,023
 Other accruals and adjustments................  (15,582)    23,611      4,553
                                                --------  ---------  ---------
Cash provided from operations..................   90,221     70,440     66,613
                                                --------  ---------  ---------
Cash used for investment activities:
 Investments sold or matured:
 Fixed maturities available for sale-sold......  163,665     78,483    152,270
 Fixed maturities available for sale-matured,
  called and repaid............................   38,743     37,953     50,760
 Equity securities.............................        0      4,284          0
                                                --------  ---------  ---------
   Total investments sold or matured...........  202,408    120,720    203,030
Acquisition of investments:
 Fixed maturities--available for sale.......... (270,083)   (91,924)  (208,912)
 Equity securities.............................        0          0     (3,400)
 Net increase in policy loans..................     (423)    (1,604)    (1,656)
                                                --------  ---------  ---------
   Total acquisition of investments............ (270,506)   (93,528)  (213,968)
Net (increase) decrease in short-term
 investments...................................    6,805    (12,544)       876
Funds loaned to affiliates..................... (108,700)  (147,950)  (126,120)
Funds repaid from affiliates...................  108,700    147,950    117,800
Funds borrowed from affiliates.................   45,600    101,000     81,400
Funds repaid to affiliates.....................  (45,600)  (101,000)   (81,400)
Disposition of property and equipment..........       11          6          0
Additions of property and equipment............     (149)      (250)      (166)
                                                --------  ---------  ---------
Cash provided from (used for) investment
 activities....................................  (61,431)    14,404    (18,548)
                                                --------  ---------  ---------
Cash used for financing activities:
  Cash dividends paid to shareholders..........  (30,000)   (49,000)   (41,000)
  Net receipts from deposit product
   operations..................................  (20,429)   (20,047)   (12,649)
                                                --------  ---------  ---------
Cash used for financing activities.............  (50,429)   (69,047)   (53,649)
                                                --------  ---------  ---------
Increase (decrease) in cash....................  (21,639)    15,797     (5,584)
Cash at beginning of year......................   21,639      5,842     11,426
                                                --------  ---------  ---------
Cash at end of year............................ $      0  $  21,639  $   5,842
                                                ========  =========  =========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies

   Organization: United Investors Life Insurance Company ("UILIC" or "United Investors") was a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("WDR") (formerly known as United Investors Management Company), a subsidiary of Torchmark Corporation. On March 3, 1998, to facilitate the initial public offering ("IPO") by Torchmark Corporation ("TMK") of 36% of the common stock of WDR, several transactions were completed to reorganize the assets held by WDR. The following transactions directly affected UILIC:

(i) WDR contributed 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A to UILIC.

(ii) WDR dividended the common stock of its subsidiary UILIC pro rata to Liberty National Life Insurance Company ("LNL" or "Liberty National"), an 81.18% owner, and TMK, an 18.82% owner. LNL is a wholly owned subsidiary of TMK.

(iii) Upon reorganization, UILIC recorded additional goodwill in the amount of $23,639. This goodwill represented UILIC's portion of United Investors Management Company's goodwill which was allocated between Waddell & Reed and UILIC upon dividend of UILIC to TMK and LNL.

(iv) TMK transferred to UILIC a deferred commission credit of $7,980, net of applicable tax of $4,297. This credit is being amortized over approximately 10 years.

   Description of Business: The Company is a life insurer licensed in 49 states. The Company offers a full range of life, annuity and variable products through its agents and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

   Estimates: In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

   The estimates susceptible to significant change are those used in determining deferred acquisition costs, the liabilities for policy reserves, losses and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

   Basis of Presentation: The accompanying financial statements include the accounts of United Investors, an indirect wholly-owned subsidiary of TMK, which is owned by Liberty National Life Insurance Company (81.18%) and Torchmark Corporation (18.82%). The financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP").

   Investments: United Investors classifies all of its fixed maturity investments, which include bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected as a component of accumulated other comprehensive income (loss) in shareholders' equity. Investments in equity securities, which include common and nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected as a component of accumulated other comprehensive income (loss) in shareholders' equity. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within three months. Other long-term investments consist of investments in mutual funds which are carried at fair value. If an investment becomes permanently impaired, such impairment is treated as a realized loss and the investment is adjusted to fair value.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 1--Summary of Significant Accounting Policies (continued)

   Gains and losses realized on the disposition of investments are recognized as revenues and are determined on a specific identification basis.

   Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investors' net income. Investment income attributable to policyholders is included in United Investors' net investment income. Net investment income for the years ended December 31, 2001, 2000 and 1999 included approximately $35,500, $35,600 and $35,900, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocable to policyholders.

   Determination of Fair Values of Financial Instruments: Fair value for cash, short-term investments, receivables and payables approximates carrying value. Fair values for investment securities approximate carrying value and are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments. Fair value of future benefits for universal life and current interest products and annuity products are based on the fund value.

   Cash: Cash consists of balances on hand and on deposit in banks and financial institutions.

   Recognition of Revenue and Related Expenses: Premiums for insurance contracts which are not defined as universal life-type according to the Financial Accounting Standards Board's Statement of Accounting Standards (SFAS) 97 are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

   Future Policy Benefits: The liability for future policy benefits for universal life-type products according to SFAS 97 is represented by policy account value. Annuity contracts are accounted for as deposit contracts. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investors' experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

   Deferred Acquisition Costs and Value of Insurance Purchased: The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred.

   Deferred acquisition costs and the value of insurance purchased, for policies other than universal life-type policies, according to SFAS 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year's operations in proportion to the receipt of premium income. For limited-payment contracts, acquisition costs are amortized over the contract period. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, withdrawals and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly from that

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies (continued)

previously assumed, the estimates are revised. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

   Income Taxes: Income taxes are accounted for under the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   Interest Expense: Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

   Property and Equipment: Property and equipment is reported at cost less allowances for depreciation. Depreciation is provided on the straight-line method over the estimated useful lives of these assets which range from three to ten years.

   Goodwill: The Financial Accounting Standards Board (FASB) issued SFAS 142, Goodwill and Other Intangible Assets, which is effective on January 1, 2002. SFAS 142 changes the accounting for goodwill and certain other intangible assets from an amortization method to an impairment method. Accordingly, amortization of goodwill, including goodwill recorded in past business combinations, will cease upon adoption of that Statement. Goodwill will be tested annually for impairment based on the specific requirements outlined SFAS
142. United Investors adopted SFAS 142 on January 1, 2002. While United Investors is currently assessing the impact of SFAS 142 on its consolidated financial statements, it does not appear that goodwill is impaired. Because of the requirements of this Statement, United Investors' goodwill will be frozen at the December 2001 balance and not amortized. At December 31, 2001, United Investors goodwill was $26.6 million and previous annual goodwill amortization expense was approximately $1 million.

   Reclassification: Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders' equity or net income during the periods involved.

   Comprehensive Income: United Investors adopted SFAS 130, "Reporting Comprehensive Income," effective January 1, 1998. This standard defines comprehensive income as the change in equity of a business enterprise during a period from transactions from all nonowner sources. It requires UILIC to display comprehensive income for the period, consisting of net income and other comprehensive income. In compliance with SFAS 130, Statements of Comprehensive Income are included as an integral part of the financial statements.

   Derivatives: Accounting for Derivative Instruments and Hedging Activities (SFAS 133), as amended, is effective for all fiscal quarters of all fiscal years beginning after June 15, 2000. This statement establishes standards for the accounting and reporting of derivative instruments. It requires that all derivatives be recognized as assets or liabilities on the balance sheet and be measured at fair value. Adoption of SFAS 133 did not have a material impact on UILIC's financial statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)


Note 2--Statutory Accounting

   United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and shareholders' equity on a statutory basis for United Investors were as follows:

                     Net Income                            Shareholders' Equity
              Year Ended December 31,                         At December 31,
         ----------------------------------------        ---------------------------------
           2001          2000             1999              2001               2000
         --------      --------         --------         ----------         ----------
          $38,769       $30,985          $49,235           $166,795           $150,228

   The excess of shareholders' equity on a GAAP basis over that determined on a statutory basis may not be available for distribution to shareholders without regulatory approval.

   A reconciliation of United Investors' statutory net income to GAAP net income is as follows:

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     2001      2000      1999
                                                   --------  --------  --------
   Statutory net income........................... $ 38,769  $ 30,985  $ 49,235
   Deferral of acquisition costs..................   44,350    95,149    58,880
   Amortization of acquisition costs..............  (62,027)  (41,944)  (33,284)
   Differences in policy liabilities..............   53,815    (3,572)   (3,887)
   Deferred income taxes..........................  (16,376)  (17,500)   (6,996)
   Other..........................................    4,490       854    (5,751)
                                                   --------  --------  --------
   GAAP net income................................ $ 63,021  $ 63,972  $ 58,197
                                                   ========  ========  ========

   A reconciliation of United Investors' statutory shareholders' equity to GAAP shareholders' equity is as follows:

                                                               Year Ended
                                                              December 31,
                                                            ------------------
                                                              2001      2000
                                                            --------  --------
   Statutory shareholders' equity.........................  $166,795  $150,228
   Difference in future policy benefits...................    58,912     6,101
   Differences in policy liabilities......................    (3,175)   (3,332)
   Deferred acquisition cost and value of insurance
    purchased.............................................   288,799   306,476
   Deferred income taxes..................................   (94,628)  (69,408)
   Asset valuation reserve................................     2,917     6,992
   Nonadmitted assets.....................................     4,404     5,628
   Fair value adjustment on fixed maturities available for
    sale..................................................     2,688   (23,746)
   Fair value adjustment on preferred stock of affiliate..   188,212   188,212
   Goodwill...............................................    26,628    27,573
   Due and deferred premiums..............................   (28,358)  (29,243)
   Other..................................................   (1,796)       693
                                                            --------  --------
   GAAP shareholders' equity..............................  $611,398  $566,174
                                                            ========  ========

   The NAIC requires that a risk based capital formula be applied to all life and health insurers. The risk based capital formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors is adequately capitalized under the risk based capital formula.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)


Note 3--Investment Operations

   Investment income is summarized as follows:

                                                    Year Ended December 31,
                                                    --------------------------
                                                     2001     2000      1999
                                                    -------  -------  --------
 Fixed maturities.................................. $46,336  $45,152  $ 45,728
 Policy loans......................................   1,561    1,448     1,327
 Other long-term investments.......................     114       17       135
 Short-term investments............................   1,057      827       468
 Other income......................................       0       65         0
 Interest and dividends from affiliates............  16,385   16,622    16,532
                                                    -------  -------  --------
                                                     65,453   64,131    64,190
 Less investment expense...........................  (1,140)    (659)     (802)
                                                    -------  -------  --------
 Net investment income............................. $64,313  $63,472  $ 63,388
                                                    =======  =======  ========

 Analysis of gains (losses) from investments:
  Realized investments gains (losses)
   Fixed maturities................................ $   320  $(6,368) $ (5,023)
   Equity securities other.........................       0      884         0
                                                    -------  -------  --------
                                                    $   320  $(5,484) $ (5,023)
                                                    =======  =======  ========

Analysis of change in unrealized gains (losses):
 Net change in unrealized investments gains
  (losses) on fixed maturities available for sale
  before tax....................................... $25,107   $4,100  $(56,221)
 Net change in unrealized gains (losses) on equity
  securities.......................................       0      765      (765)
 Net change in unrealized investments gains
  (losses) on short-term investments before tax....      (9)       9         2
 Adjustment for deferred acquisition cost..........  (6,430)  (1,855)   14,042
 Applicable tax....................................  (6,533)  (1,057)   15,030
                                                    -------  -------  --------
 Net change in unrealized gains (losses) on short-
  term investments and fixed maturities available
  for sale......................................... $12,135  $ 1,962  $(27,912)
                                                    =======  =======  ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 3--Investment Operations (continued)

   A summary of fixed maturities available for sale by cost or amortized cost, gross unrealized gains and losses, fair value and carrying value at December 31, 2001 and 2000 is as follows:

                                       Gross      Gross             Amount per
                           Amortized Unrealized Unrealized   Fair   the Balance
2001:                        Cost      Gains      Losses    Value      Sheet
-----                      --------- ---------- ---------- -------- -----------
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and
   agencies............... $  6,370   $   261    $     (7) $  6,624  $  6,624
  GNMA's..................   30,347     1,914           0    32,261    32,261
  Other mortgage-backed
   securities.............   25,717     1,736           0    27,453    27,453
  States, municipalities
   and political
   subdivisions...........    5,517       148           0     5,665     5,665
  Foreign governments.....    7,018       707           0     7,725     7,725
  Public utilities........   89,407       973      (2,143)   88,237    88,237
  Industrial and
   miscellaneous..........  475,729    12,775     (12,724)  475,780   475,780
  Asset-backed
   securities.............    5,222       152        (240)    5,134     5,134
                           --------   -------    --------  --------  --------
  Total fixed maturities.. $645,327   $18,666    $(15,114) $648,879  $648,879
                           ========   =======    ========  ========  ========

                            Cost or    Gross      Gross             Amount per
                           Amortized Unrealized Unrealized   Fair   the Balance
2000:                        Cost      Gains      Losses    Value      Sheet
-----                      --------- ---------- ---------- -------- -----------
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and
   agencies............... $  6,851   $   133    $     (0) $  6,984  $  6,984
  GNMA's..................   44,780     1,356         (72)   46,064    46,064
  Mortgage-backed
   securities, GNMA
   collateral.............      556         0          (1)      555       555
  Other mortgage-backed
   securities ............   41,990     1,717           0    43,707    43,707
  States, municipalities
   and political
   subdivisions...........   17,985       262          (1)   18,246    18,246
  Foreign governments.....    4,015       161           0     4,176     4,176
  Public utilities........   47,312     1,006        (406)   47,912    47,912
  Industrial and
   miscellaneous..........  404,330     5,587     (29,881)  380,036   380,036
  Asset-backed
   securities.............   15,654        67      (1,483)   14,238    14,238
                           --------   -------    --------  --------  --------
  Total fixed maturities.. $583,473   $10,289    $(31,844) $561,918  $561,918
                           ========   =======    ========  ========  ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 3--Investment Operations (continued)

   A schedule of fixed maturities by contractual maturity at December 31, 2001 is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

                                                             Amortized   Fair
                                                               Cost     Value
                                                             --------- --------
   Fixed maturities available for sale:
    Due in one year or less................................. $ 12,438  $ 12,763
    Due from one year to five years.........................   77,120    77,436
    Due from five years to ten years........................  317,608   321,150
    Due after ten years.....................................  176,875   172,682
                                                             --------  --------
                                                              584,041   584,031
   Mortgage- and asset-backed securities....................   61,286    64,848
                                                             --------  --------
                                                             $645,327  $648,879
                                                             ========  ========

   Proceeds from sales of fixed maturities available for sale were $163,665 in 2001, $78,483 in 2000 and $152,270 in 1999. Gross gains realized on these sales were $6,296 in 2001, $766 in 2000 and $337 in 1999. Gross losses realized on these sales were $969 in 2001, $3,101 in 2000 and $5,653 in 1999.

   Proceeds from sales of equity securities were $0 in 2001, $4,284 in 2000 and $0 in 1999. Gross gains realized on these sales were $0 in 2001, $844 in 2000 and $0 in 1999. No gross losses were realized on these sales in 2001, 2000 and 1999.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 4--Deferred Acquisition Cost and Value of Insurance Purchased

  An analysis of deferred acquisition costs and the value of insurance purchased is as follows:

                                  2001                  2000                  1999
                          --------------------- --------------------- ---------------------
                           Deferred   Value of   Deferred   Value of   Deferred   Value of
                          Acquisition Insurance Acquisition Insurance Acquisition Insurance
                             Cost     Purchased    Cost     Purchased    Cost     Purchased
                          ----------- --------- ----------- --------- ----------- ---------
Balance at beginning of
 year...................   $285,130    $21,346   $227,170    $26,101   $183,033    $30,600
 Additions:
  Deferred during peri-
   od:
  Commissions...........     27,122          0     72,887          0     49,812          0
  Other expenses........     17,228          0     22,262          0      9,068          0
                           --------    -------   --------    -------   --------    -------
   Total deferred.......     44,350          0     95,149          0     58,880          0
  Value of insurance
   purchased............          0          0          0          0          0          0
 Adjustment attributable
  to unrealized invest-
  ment loss (1).........          0          0          0          0     14,042          0
                           --------    -------   --------    -------   --------    -------
   Total additions......     44,350          0     95,149          0     72,922          0
 Deductions:
  Amortized during peri-
   od...................    (47,733)    (7,864)   (35,334)    (4,755)   (28,785)    (4,499)
  Adjustment
   attributable to
   unrealized investment
   gains (1)............          0          0          0          0          0          0
  Adjustment attribut-
   able to realized in-
   vestment gains (1)...     (6,430)         0     (1,855)         0          0          0
                           --------    -------   --------    -------   --------    -------
  Total deductions......    (54,163)    (7,864)   (37,189)    (4,755)   (28,785)    (4,499)
                           --------    -------   --------    -------   --------    -------
Balance at end of year..   $275,317    $13,482   $285,130    $21,346   $227,170    $26,101
                           ========    =======   ========    =======   ========    =======

--------
(1) Represents amounts pertaining to investments relating to universal life-type products.

  The amount of interest accrued on the unamortized balance of value of insurance purchased was approximately $262, $423 and $578 for the years ended December 31, 2001, 2000 and 1999, respectively. The average interest accrual rates used were 6.00%, 6.00% and 6.15%, respectively. The estimated amount of the unamortized value of business purchased balance at December 31, 2001 to be amortized during each of the next five years is: 2002, $4,205; 2003, $3,080; 2004, $2,376; 2005, $2,010; and 2006, $1,811.

  In the event of lapses or early withdrawals in excess of those assumed, deferred acquisition costs and the value of insurance purchased may not be recoverable.

Note 5--Property and Equipment

  A summary of property and equipment used in the business is as follows:

                                          At December 31,     At December 31,
                                               2001                2000
                                        ------------------- -------------------
                                               Accumulated         Accumulated
                                         Cost  Depreciation  Cost  Depreciation
                                        ------ ------------ ------ ------------
Data processing equipment.............. $  572    $  349    $  552    $  271
Transportation equipment...............     74        12        89        36
Furniture and office equipment.........  1,074       937       983       926
                                        ------    ------    ------    ------
  Total................................ $1,720    $1,298    $1,624    $1,233
                                        ======    ======    ======    ======

  Depreciation expense on property and equipment was $100, $72 and $41 in each of the years 2001, 2000 and 1999, respectively.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 6--Future Policy Benefit Reserves

   A summary of the assumptions used in determining the liability for future policy benefits at December 31, 2001 is as follows:

                           Individual Life Insurance

Interest Assumptions:

                                                  Percent of
      Years of Issue         Interest Rates       Liability
      --------------   -------------------------- ----------
      1962-2001        3.00% level to 6.00% level     21%
      1986-1992             7.00% graded to 6.00%     24%
      1962-1985             8.50% graded to 6.00%      2%
      1981-1985             8.50% graded to 7.00%      2%
      1984-2001                Interest Sensitive     51%
                                                     ----
                                                     100%
                                                     ====

Mortality assumptions:
  The mortality tables used are various statutory mortality tables and modifications of:

                          1965-70 Select and Ultimate Table
                          1975-80 Select and Ultimate Table

Withdrawal assumptions:
  Withdrawal assumptions are based on United Investors' experience.

Note 7--Income Taxes

   United Investors is included in the life-nonlife consolidated federal income tax return filed by Torchmark. Under the tax allocation agreement with Torchmark, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

  Total income taxes were allocated as follows:

                                                   Year Ended December 31,
                                                   --------------------------
                                                    2001     2000      1999
                                                   -------  -------  --------
   Operating income............................... $20,473  $21,828  $ 23,112
   Shareholders' equity:
    Unrealized investment gains (losses)..........   6,533    1,057   (15,030)
    Tax basis compensation expense in excess of
     amounts recognized for financial reporting
     purposes from the exercise of stock options..    (609)     (48)     (326)
   Change in accounting principle.................  (2,156)       0         0
   Other..........................................   1,655        0       132
                                                   -------  -------  --------
                                                   $25,896  $22,837  $  7,888
                                                   =======  =======  ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 7--Income Taxes (continued)

   Income tax expense before the adjustments to shareholders' equity is summarized below:

                                                        Year Ended December 31,
                                                        -----------------------
                                                         2001    2000    1999
                                                        ------- ------- -------
    Current income tax expense......................... $ 4,961 $ 4,328 $16,116
    Deferred income tax expense........................  15,512  17,500   6,996
                                                        ------- ------- -------
                                                        $20,473 $21,828 $23,112
                                                        ======= ======= =======

   The effective income tax rate differed from the expected 35% rate in 2001, 2000 and 1999 as shown below:

                                             Year Ended December 31,
                                       ----------------------------------------
                                        2001     %    2000     %    1999     %
                                       -------  ---  -------  ---  -------  ---
   Expected income taxes.............  $30,624   35% $30,030   35% $28,458   35%
   Increase (reduction) in income
    taxes resulting from:
    Tax-exempt investment income.....  (10,498) (12)  (8,540) (10)  (5,682)  (7)
    Purchase accounting differences..      331    0      331    0      331    0
    Other............................       16    0        7    0        5    0
                                       -------  ---  -------  ---  -------  ---
   Income taxes......................  $20,473   23% $21,828   25% $23,112   28%
                                       =======  ===  =======  ===  =======  ===

   The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

                                                        Year Ended December 31,
                                                       -------------------------
                                                         2001     2000    1999
                                                       -------- -------- -------
   Deferred tax assets:
    Unrealized investment losses.....................  $      0 $  5,544 $ 6,601
    Present value of future policy surrender
     charges.........................................    32,821   39,964  28,534
    Other liabilities, principally due to the current
     nondeductibilty for tax purposes of certain
     accrued expenses................................     1,036      274     183
                                                       -------- -------- -------
    Total gross deferred tax assets..................    33,857   45,782  35,318
   Deferred tax liabilities:
    Unrealized investment gains......................       990        0       0
    Future policy benefits and unearned and advance
     premiums........................................    31,151   19,996   8,599
    Deferred acquisition costs.......................    79,463   88,320  73,791
    Other............................................    13,205    6,874   4,469
                                                       -------- -------- -------
    Total gross deferred tax liabilities.............   124,809  115,190  86,859
                                                       -------- -------- -------
   Net deferred tax liability........................  $ 90,952 $ 69,408 $51,541
                                                       ======== ======== =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 7--Income Taxes (continued)

   In United Investors' opinion, all deferred tax assets will be recoverable.

   United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders' surplus account. A current tax expense will be recognized in the future if this tax becomes payable.

Note 8--Postretirement Benefits

   Pension Plans: United Investors participates in retirement benefit plans and savings plans which cover substantially all employees. There is also a nonqualified excess benefit plan which covers certain employees. The plans cover primarily employees of United Investors, Liberty National and Torchmark. The total cost of these retirement plans charged to UILIC's operations was as follows:

                                                                         Defined
                                                              Defined    Benefit
   Year Ended                                               Contribution Pension
   December 31,                                                Plans      Plans
   ------------                                             ------------ -------
    2001..................................................      $83       $ 77
    2000..................................................       79         54
    1999..................................................       71        121

   United Investors accrues expense for the defined contribution plans based on a percentage of the employees contributions. The plans are funded by the employee contributions and a United Investors contribution equal to the amount of accrued expense.

   Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. Contributions are made to the pension plans subject to minimums required by regulation and maximums allowed for tax purposes. Accrued pension expense in excess of amounts contributed has been recorded as a liability in UILIC's financial statements and was $55 thousand and $109 thousand at December 31, 2001 and 2000, respectively. The total unfunded plan liability recorded at December 31, 2001 was $821. The plans covering the majority of employees are organized as trust funds whose assets consist primarily of investments in marketable long-term fixed maturities and equity securities which are valued at fair value.

   Net periodic pension cost for the defined benefit plans by expense component was as follows:

                                                    Year Ended December 31,
                                                    -------------------------
                                                     2001     2000     1999
                                                    -------  -------  -------
   Service cost--benefits earned during period..... $   713  $   643  $   725
   Interest cost on projected benefit obligation...   1,579    1,420    1,420
   Return on assets................................  (1,727)  (1,649)  (3,035)
   Net amortization and deferral...................     (51)     (52)   1,701
                                                    -------  -------  -------
    Total net periodic cost........................     514      362      811
    Periodic cost allocated to other participating
     employers.....................................     437      308      689
                                                    -------  -------  -------
   UILIC's net periodic cost....................... $    77  $    54  $   122
                                                    =======  =======  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   The following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plans funded status with the amounts recognized on United Investors' and Liberty National's, the plan sponsor, balance sheet.

                                                                 Pension
                                                              Benefits For
                                                             the year ended
                                                              December 31,
                                                             ----------------
                                                              2001     2000
                                                             -------  -------
   Changes in benefit obligation:
   Obligation at the beginning of year...................... $18,280  $18,632
   Service cost.............................................     713      642
   Interest cost............................................   1,579    1,420
   Actuarial gain (loss)....................................   3,198     (290)
   Benefits paid............................................  (1,649)  (2,124)
                                                             -------  -------
   Obligation at the end of year............................ $22,121   18,280

   Changes in plan assets:
   Fair value at the beginning of year......................  21,057   20,516
   Return on assets.........................................   1,042    2,665
   Contributions............................................     514        0
   Benefits paid............................................  (1,649)  (2,124)
                                                             -------  -------
   Fair value at the end of year............................  20,964   21,057
                                                             -------  -------

       Funded status at year end............................  (1,157)   2,777

   Unrecognized amounts at year end:
   Unrecognized actuarial loss (gain).......................     426   (3,456)
   Unrecognized prior service cost..........................     (90)    (142)
   Unrecognized transition obligation.......................       0        0
                                                             -------  -------
     Net amount recognized at year end...................... $  (821) $  (821)
                                                             =======  =======
   Amounts recognized consist of:
   Prepaid benefit cost..................................... $     0  $     0
   Accrued benefit liability................................    (821)    (821)
   Intangible asset.........................................       0        0
                                                             -------  -------
    Net amount recognized at year end.......................    (821)    (821)
    Net amount recognized allocated to other participating
     employers..............................................    (766)    (712)
                                                             -------  -------
   UILIC's net amount recognized at year end................ $   (55) $  (109)
                                                             =======  =======

   The weighted average assumed discount rates used in determining the actuarial benefit obligations were 7.25% and 7.5% in 2001 and 2000, respectively. The rate of assumed compensation increase was 4.5% for 2001 and 2000, respectively, while the expected long-term rate of return on plan assets was 9.25% in 2001 and 2000, respectively.

   Postretirement Benefit Plans Other Than Pensions: United Investors provides postretirement life insurance benefits for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   United Investors' employees are not eligible for postretirement benefits other than pension or life insurance. However, Liberty National, the majority stockholder of United Investors, does subsidize a portion of the cost for health insurance benefits for employees of United Investors who retired before February 1, 1993 and before age sixty-five, covering them until they attain the age of sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least fifteen years of service. This subsidy is minimal to retired employees who did not retire before February 1, 1993. This plan is unfunded and the liability and expense related to United Investors' employees is being reflected in the financial statements of Liberty National, the majority stockholder of United Investors.

Note 9--Related Party Transactions

   United Investors was charged for space, equipment and services provided by an affiliate amounting to $1,852 for 2001, $1,835 for 2000 and $1,835 for 1999.

   Torchmark performed certain administrative services for United Investors for which it was charged $720 in 2001, $516 in 2000 and $408 in 1999.

   During 1999, United Investors loaned in a series of notes $117,800 to Torchmark and Liberty National. These notes had 5.5% interest rate and were repaid in 1999. In addition, Torchmark repaid a $35,000 note originated in 1994 having an interest rate of 8.110% and borrowed an additional $35,000 at an interest rate of 7.05%. During 1999, United Investors received interest income of $4,300 from these notes which is included in the accompanying financial statements.

   United Investors in 2000 loaned in a series of notes $147,950 to Torchmark, Liberty National and United American Insurance Company ("United American"), affiliated companies. These notes had a 6.0% interest rate and all these notes were repaid in 2000. The interest income related to these notes of $3,424 is included in the accompanying financial statements.

   During 2001, United Investors loaned in a series of notes $108,700 to United American, Torchmark, Globe Life and Accident Insurance Company ("Globe") and American Income Life Insurance Company ("American Income"), affiliated companies. These notes had interest rates ranging from 4% to 6% and all these notes were repaid in 2001. The interest income related to these notes of $419 is included in the accompanying financial statements.

   In addition, Torchmark in 2000 exchanged 52,200 shares of its preferred stock with United Investors for $52,200 in intercompany debt.

   During 1999, United Investors borrowed in a series of notes $81,400 from Torchmark, Liberty National, Globe and United American, affiliated companies. All these notes had a 5.5% interest rate and were repaid in 1999. The interest expense related to these notes of $204 is included in the accompanying financial statements.

   United Investors in 2000 borrowed in a series of loans totaling $101,000 from Torchmark, Liberty National, Globe and American Income, affiliated companies. All these notes were repaid in 2000 and had an interest rate of 6.00%. The interest expense related to these notes of $636 is included in the accompanying financial statements.

   During 2001, United Investors borrowed in a series of notes $45,600 from Globe, Liberty National and United American, affiliated companies. These notes had interest rates ranging from 4% to 6% and all these notes were repaid in 2001. The interest expense related to these notes of $230 is included in the accompanying financial statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 9--Related Party Transactions (continued)

   Effective January 1, 1997 United Investors assumed a block of annuity products totaling $200,321 from United American on 100% funds withheld basis. In connection with this transaction, United Investors paid a ceding fee totaling $21,305, $10,000 of which was paid in cash, and recorded a due from affiliates totaling $189,016 at the end of 1997. The funds withheld totaled $274,216 and $284,759 at December, 2001 and 2000, respectively. Interest income totaled $23,302, $19,619 and $17,058 in 2001, 2000 and 1999, respectively, and is included in other income. The reserve for annuity balances assumed in connection with this business totaled f$276,572 and $300,698 as of December 31, 2001 and 2000, respectively. United Investors reimbursed United American for administrative expense in the amount of $422, $654 and $933 in 2001, 2000 and 1999, respectively.

   United Investors serves as sponsor to seven separate accounts.

   On March 3, 1998, Waddell & Reed Financial, Inc. contributed 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A to UILIC due to the reorganization discussed in Note 1--Summary of Significant Accounting Policies. Dividend income, on these shares, was $15,966 in 2001, $13,198 in 2000 and $12,234 in 1999.

Note 10--Commitments and Contingencies

   Reinsurance: United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 4% of total life insurance in force at December 31, 2001 and 3% of premium income for 2001. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

   Restrictions on the Transfer of Funds: Regulatory restrictions exist on the transfer of funds from insurance companies. These restrictions generally limit the payment of dividends to the statutory net gain from operations of the prior year in the absence of special approval. Additionally, insurance companies are not permitted to distribute the excess of shareholders' equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 2001 in compliance with all regulations were $445,143. Without formal regulatory approval, United Investors can pay its stockholders dividends of approximately $45.8 million in 2002.

   Litigation: United Investors is engaged in routine litigation arising from the normal course of business. In management's opinion, this litigation will not materially affect United Investors' financial position or results of operations. On March 19, 2002, an Alabama jury awarded $50 million compensatory damages to United Investors against Waddell & Reed Financial, Inc. and subsidiaries. WDR is a former distributor of United Investors' variable annuities. The dispute arose regarding certain compensation on United Investors' in-force block of variable annuities and alleged a scheme by WDR to improperly replace United Investors' variable annuities with another company. United Investors will not record this award as income until all appeals, if any, are completed. In addition, United Investors' request for injunctive relief to prohibit future improper policy replacements by WDR remains to be decided by the Court.

   Concentrations of Credit Risk: United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The portfolio consists of securities of the U.S. government or U.S. government-backed securities (4%); nongovernment-guaranteed

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 10--Commitments and Contingencies (continued)

mortgage-backed securities (3%); securities of state and municipal governments (1%); investment-grade corporate bonds (55%); preferred stock in affiliates (26%); noninvestment-grade securities (7%); and policy loans (2%), which are secured by the underlying insurance policy values. The balance of the portfolio is invested in short-term investments.

   Investments in municipal governments and corporations are made throughout the U.S. with no concentration in any given state. Corporate debt and equity investments are made in a wide range of industries. At December 31, 2001, 3% or more of the portfolio was invested in the following industries: Electric, gas, and sanitary services (10%); depository institutions (10%); nondepository credit institutions (7%); and communications (4%). At year-end 2001, 10% of the carrying value of fixed maturities was rated below investment grade (BB or lower as rated by Moody's, Standard & Poor's, or the equivalent NAIC designation). Par value of these investments was $77.0 million, amortized cost was $70.1 million, and market value was $62.1 million. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

   Collateral Requirements: United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investors' investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

Note 11--Supplemental Disclosures of Cash Flow Information

   The following table summarizes United Investors' noncash transactions, which are not reflected on the statement of cash flows as required by GAAP:

                                                     Year Ended December 31,
                                                    ---------------------------
                                                      2001      2000     1999
                                                    --------  -------- --------
       Due from affiliates......................... $274,216  $284,759 $274,744
       Future policy benefits......................  276,572   300,698  287,376

   The following table summarizes certain amounts paid (refund) during the period:

                                                     Year Ended December 31,
                                                    ---------------------------
                                                      2001      2000     1999
                                                    --------  -------- --------
       Taxes paid.................................. $(16,952) $  7,942  $13,142
       Interest paid...............................      230       636      204

Note 12--Business Segments

   United Investors' segments are based on the insurance product lines it markets and administers, life insurance and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flow for the insurance segments and the corporate function.

   Life insurance products include traditional and interest-sensitive whole life insurance as well as term life and variable life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

   United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors' insurance segments. The tables below present segment premium revenue by each of United Investors' marketing groups.

                                                For the Year 2001
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 5,973   6.9%  $--          $ 5,973   6.9%
Waddell & Reed......................  61,693  71.2%                61,693  70.9%
Liberty National....................  12,746  14.7%                12,746  14.7%
United American ....................     163   0.2%   339  100.0%     502   0.6%
Globe Direct Response...............   6,044   7.0%                 6,044   7.0%
                                     ------- -----   ----  -----  ------- -----
                                     $86,619 100.0%  $339  100.0% $86,958 100.0%
                                     ======= =====   ====  =====  ======= =====

                                                For the Year 2000
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 6,261   7.9%  $--          $ 6,261   7.8%
Waddell & Reed......................  61,691  77.9%                61,691  77.3%
Liberty National....................   9,639  12.2%                 9,639  12.1%
United American ....................      66   0.1%   641  100.0%     707   0.9%
Globe Direct Response...............   1,507   1.9%                 1,507   1.9%
                                     ------- -----   ----  -----  ------- -----
                                     $79,164 100.0%  $641  100.0% $79,805 100.0%
                                     ======= =====   ====  =====  ======= =====
                                                For the Year 1999
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 6,526   8.9%  $--          $ 6,526   8.9%
Waddell & Reed......................  60,996  83.2%                60,996  82.7%
Liberty National....................   5,399   7.4%                 5,399   7.3%
United American.....................      48   0.1%   473  100.0%     521   0.7%
Globe Direct Response...............     276   0.4%                   276   0.4%
                                     ------- -----   ----  -----  ------- -----
                                     $73,245 100.0%  $473  100.0% $73,718 100.0%
                                     ======= =====   ====  =====  ======= =====

   Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors' business is conducted in the United States, primarily in the Southeast and Southwestern regions.

   The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before administrative expenses and consists of premium, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of deferred acquisition costs, which is funded by and is attributed to the investment segment.

   The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other intersegment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the "Other" segment category. The table below sets forth a reconciliation of United Investors' revenues and operations by segment to its major income statement line items.

                                            For the Year 2001
                         ----------------------------------------------------------
                          Life    Annuity  Investment  Other    Adjustments  Total
                         -------  -------  ---------- --------  ----------- -------
Revenues
 Premiums............... $86,619  $   339   $   --    $    --      $ --     $86,958
 Policy charges and
  fees..................  22,984   59,461                                    82,445
 Net investment income..                     64,313                          64,313
 Other income...........           23,302                                    23,302
                         -------  -------   -------   --------     -----    -------
  Total deferred........ 109,603   83,102    64,313                         257,018

Benefits and Expenses
 Policy benefits........  67,130   28,473                                    95,603
 Required reserve
  interest.............. (21,001) (14,460)   35,461                               0
 Amortization of
  acquisition costs.....  22,409   33,188                                    55,597
 Commissions and premium
  taxes.................   6,308    2,303                                     8,611
 Required interest on
  acquisition costs.....  10,252    8,417   (18,669)                              0
                         -------  -------   -------   --------     -----    -------
  Total deferred........  85,098   57,921    16,792                         159,811
                         -------  -------   -------   --------     -----    -------
 Underwriting income
  before other income
  and administrative
  expense...............  24,505   25,181    47,521                          97,207
 Administrative
  expense...............                                 9,083                9,083
 Goodwill amortization..                                   946                  946
 Deferred acquisition
  cost adjustment.......                                                          0
                         -------  -------   -------   --------     -----    -------
 Pretax operating
  income................ $24,505  $25,181   $47,521   $(10,029)    $ --     $87,178
                         =======  =======   =======   ========     =====
 Realized investment gains/losses and deferred acquisition cost
  adjustment............................................................        320
                                                                            -------
  Operating income before income taxes..................................    $87,498
                                                                            =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 12--Business Segments (continued)

                                             For the Year 2000
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 79,164  $    641   $    --   $   --      $ --     $ 79,805
 Policy charges and
  fees..................   19,218    52,150                                    71,368
 Net investment income..                        63,472                         63,472
 Other income...........             19,619                                    19,619
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   98,382    72,410     63,472                        234,264

Benefits and Expenses
 Policy benefits........   59,131    28,706                                    87,837
 Required reserve
  interest..............  (19,888)  (15,741)    35,629                              0
 Amortization of
  acquisition costs.....   20,353    19,736                                    40,089
 Commissions and premium
  taxes.................    5,358     2,049                                     7,407
 Required interest on
  acquisition costs.....    8,896     7,128    (16,024)                             0
                         --------  --------   --------  -------     -----    --------
  Total Benefits and
   Expenses.............   73,850    41,878     19,605                        135,333
                         --------  --------   --------  -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............   24,532    30,532     43,867                         98,931
 Administrative
  expense...............                                  6,701                 6,701
 Goodwill amortization..                                    946                   946
 Deferred acquisition
  cost adjustment.......                                                            0
                         --------  --------   --------  -------     -----    --------
 Pretax operating
  income................ $ 24,532  $ 30,532   $ 43,867  $(7,647)    $ --       91,284
                         ========  ========   ========  =======     =====
 Realized investment losses and deferred acquisition cost adjustment.....      (5,484)
                                                                             --------
  Operating income before income taxes...................................    $ 85,800
                                                                             ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                             For the Year 1999
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 73,245  $    473   $    --   $   --      $ --     $ 73,718
 Policy charges and
  fees..................   16,251    40,401                                    56,652
 Net investment income..                        63,388                         63,388
 Other income...........             17,058                                    17,058
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   89,496    57,932     63,388                        210,816

Benefits and Expenses
 Policy benefits........   51,595    26,686                                    78,281
 Required reserve
  interest..............  (19,262)  (16,625)    35,887                              0
 Amortization of
  acquisition costs.....   18,377    14,907                                    33,284
 Commissions and premium
  taxes.................    5,207       690                                     5,897
 Required interest on
  acquisition costs.....    8,179     5,646    (13,825)                             0
                         --------  --------   --------  -------     -----    --------
  Total Benefits and
   Expenses.............   64,096    31,304     22,062                        117,462
                         --------  --------   --------  -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............   25,400    26,628     41,326                         93,354
 Administrative
  expense...............                                  6,076                 6,076
 Goodwill amortization..                                    946                   946
 Deferred acquisition
  cost adjustment.......                                                            0
                         --------  --------   --------  -------     -----    --------
 Pretax operating
  income................ $ 25,400  $ 26,628   $ 41,326  $(7,022)    $ --       86,332
                         ========  ========   ========  =======     =====
 Realized investment losses and deferred acquisition cost adjustment.....      (5,023)
                                                                             --------
  Operating income before income taxes...................................    $ 81,309
                                                                             ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

   Assets for each segment are reported based on a specific identification basis. The insurance segments' assets contain deferred acquisition costs, value of insurance purchased, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. Goodwill is assigned to corporate operations. All other assets are included in the other category. The table below reconciles segment assets to total assets as reported in the financial statements.

                                              At December 31, 2001
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets.................                     $  913,716                      $  913,716
Accrued investment
 income.................                        11,770                           11,770
Deferred acquisition
 cost...................  153,028    122,289                                    275,317
Goodwill................                                  26,628                 26,628
Separate account
 assets.................           2,502,284                                  2,502,284
Other assets............                                 314,705                314,705
                         -------- ----------  --------  --------    -----    ----------
Total assets............ $153,028 $2,624,573  $925,486  $341,333    $   0    $4,044,420
                         ======== ==========  ========  ========    =====    ==========
                                              At December 31, 2000
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $    --  $      --   $869,600  $    --     $ --     $  869,600
Accrued investment
 income.................                        11,495                           11,495
Deferred acquisition
 costs..................  143,671    141,459                                    285,130
Goodwill................                                  27,573                 27,573
Separate account
 assets.................           3,741,415                                  3,741,415
Other assets............                                 317,651                317,651
                         -------- ----------  --------  --------    -----    ----------
Total assets............ $143,671 $3,882,874  $881,095  $345,224    $ --     $5,252,864
                         ======== ==========  ========  ========    =====    ==========


Note 13--Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's statements of operations and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

Note 14--Change in Accounting Principles

   Asset-Backed Securities. United Investors adopted new accounting guidance Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20) effective April 1, 2001. EITF 99-20 changed the method of accounting for most of Torchmark's asset-backed securities, but it excluded U.S. government and government-guaranteed securities. It requires that interest income be accounted for using the prospective effective-yield method, whereby changes in future cash flow expectations are accounted for over the remaining life of the security. This is accomplished through recalculating a new yield-to-maturity at the end of each reporting period for interest accrued based on the

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 14--Change in Accounting Principle (continued)

current book value and revised cash flow expectations. Revised expectations result in revised interest recognition. This prospective method differs from the previously required retrospective effective-yield method whereby the effective yield was based on the future expected and past actual cash flows, and the book value was restated using the newly calculated effective yield as if it had been in effect since purchase.

   EITF 99-20 also sets forth specific new rules regarding the impairment of asset-backed securities. Future impairments, if any, are to be recognized as a component of realized investment losses. On initial application of this standard, impairments were recognized as a change in accounting principle. Reversals of impairment charges recognized subsequent to adoption of EITF 99-20 are prohibited.

   In accordance with this guidance, United Investors evaluated the expected cash flows on its asset-backed securities under the new rules. As a result, United Investors determined that these assets were impaired by $6.1 million, or $4.0 million after tax. This impairment charge was recorded as a cumulative effect of a change in accounting principle in the second quarter of 2001.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
And the Contract Owners of the
Titanium Universal Life Variable Account
Birmingham, Alabama

We have audited the accompanying balance sheets of each of the sub-accounts ("portfolios" for the purpose of this report) that comprise Titanium Universal Life Variable Account as of December 31, 2001 and the related statements of operations and changes in net assets for the year ended December 31, 2001 and the period May 22, 2000 (commencement of operations) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective portfolios of Titanium Universal Life Variable Account as of December 31, 2001, and the results of their operations and changes in net assets for the year ended December 31, 2001 and the period May 22, 2000 to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dallas, Texas
April 5, 2002

                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

                                 BALANCE SHEETS
                               December 31, 2001

                             AIM               AIM V I                 AIM V I    Alger Amer Alger Amer Alger Amer
                           Capital    AIM V I    Core   AIM V I Intl   Premier      Income    Leveragd    Midcap
                         Appreciation  Growth   Equity     Growth       Equity     & Growth    Allcap     Growth
                         ------------ -------- -------- ------------ ------------ ---------- ---------- ----------
Assets:
Investment in mutual
 funds (Note B).........   $182,990   $220,065 $148,075   $ 91,783     $224,396    $126,158   $277,697   $220,881
Receivables.............          0          0        0          0            0           0          0          0
Total assets............    182,990    220,065  148,075     91,783      224,396     126,158    277,697    220,881
Liabilities:
 Mortality and expense
  risk charge payable to
  sponsor (Note D)......         49         59       39         24           59          33         74         58
 Other liabilities......          0          0        0          0            0           0          0          0
Total liabilities.......         49         59       39         24           59          33         74         58
                           --------   -------- --------   --------     --------    --------   --------   --------
Net assets (Note C).....   $182,941   $220,006 $148,036   $ 91,759     $224,337    $126,125   $277,623   $220,823
                           ========   ======== ========   ========     ========    ========   ========   ========
Equity:
 Equity of contract
  owners................    182,941    220,006  148,036     91,759      224,337     126,125    277,623    220,823
                           --------   -------- --------   --------     --------    --------   --------   --------
Total equity............   $182,941   $220,006 $148,036   $ 91,759     $224,337    $126,125   $277,623   $220,823
                           ========   ======== ========   ========     ========    ========   ========   ========
Accumulation units
 outstanding............     25,918     40,088   21,207     13,410       28,700      14,344     38,750     23,116
                           ========   ======== ========   ========     ========    ========   ========   ========
Net assets value per
 unit...................   $  7.058   $  5.488 $  6.980   $  6.843     $  7.817    $  8.793   $  7.164   $  9.553
                           ========   ======== ========   ========     ========    ========   ========   ========
Cost of invested
 assets.................   $209,212   $248,902 $155,294   $104,973     $236,178    $132,480   $287,019   $239,595
                           ========   ======== ========   ========     ========    ========   ========   ========

                                               Scudder                                                   Dreyfus
                                       Alger   VIT EAFE Scudder VIT                Dreyfus    Dreyfus    Socially
                          Alger Amer    Amer    Equity   Small Cap     Dreyfus      Money     Quality      Resp
                          Small Cap    Growth    Indx      Index     Appreciation   Market      Bond      Growth
                         ------------ -------- -------- ------------ ------------ ---------- ---------- ----------
Assets:
Investment in mutual
 funds (Note B).........   $ 65,204   $220,024 $ 14,487   $ 24,184     $ 44,611    $113,002   $112,962   $111,688
Receivables.............          0          0        0         42            0           0          0          0
Total assets............     65,204    220,024   14,487     24,226       44,611     113,002    112,962    111,688
Liabilities:
 Mortality and expense
  risk charge payable to
  sponsor (Note D)......         17         58        4          6           12          30         30         30
 Other liabilities......          0          0        0          0            0           0          0          0
Total liabilities.......         17         58        4          6           12          30         30         30
                           --------   -------- --------   --------     --------    --------   --------   --------
Net assets (Note C).....   $ 65,187   $219,966 $ 14,483   $ 24,220     $ 44,599    $112,972   $112,932   $111,658
                           ========   ======== ========   ========     ========    ========   ========   ========
Equity:
 Equity of contract
  owners................     65,187    219,966   14,483     24,220       44,599     112,972    112,932    111,658
                           --------   -------- --------   --------     --------    --------   --------   --------
Total equity............   $ 65,187   $219,966 $ 14,483   $ 24,220     $ 44,599    $112,972   $112,932   $111,658
                           ========   ======== ========   ========     ========    ========   ========   ========
Accumulation units
 outstanding............     10,836     28,442    2,043      2,331        4,974      10,594      9,655     15,662
                           ========   ======== ========   ========     ========    ========   ========   ========
Net assets value per
 unit...................   $  6.016   $  7.734 $  7.087   $ 10.392     $  8.966    $ 10.664   $ 11.696   $  7.129
                           ========   ======== ========   ========     ========    ========   ========   ========
Cost of invested
 assets.................   $ 68,278   $235,982 $ 16,467   $ 24,177     $ 45,405    $113,002   $115,144   $123,217
                           ========   ======== ========   ========     ========    ========   ========   ========

                       See Notes to Financial Statements.

                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

                               December 31, 2001

                         Evergreen Evergreen  Evergreen Evergreen INVESCO               INVESCO      MFS
                         VA Equity     VA     VA Global VA Small  VIF Core INVESCO VIF    VIF      Emerging
                           Index   Foundation  Leaders  Cap Value  Equity  Technology  Utilities    Growth
                         --------- ---------- --------- --------- -------- ----------- ---------- ----------
Assets:
Investment in mutual
 funds (Note B).........  $60,618   $ 8,384    $27,878  $137,933  $117,466  $282,662    $60,274    $180,191
Receivables.............        0         0          0         0         0         0          0          45
Total assets............   60,618     8,384     27,878   137,933   117,466   282,662     60,274     180,236
Liabilities:
 Mortality and expense
  risk charge payable to
  sponsor (Note D)......       16         2          7        36        31        76         16          48
 Other Liabilities......        0         0          0         0         0         0          0           0
Total liabilities              16         2          7        36        31        76         16          48
                          -------   -------    -------  --------  --------  --------    -------    --------
Net assets (Note C).....  $60,602   $ 8,382    $27,871  $137,897  $117,435  $282,586    $60,258    $180,188
                          =======   =======    =======  ========  ========  ========    =======    ========
Equity:
 Equity of contract
  owners................   60,602     8,382     27,871   137,897   117,435   282,586     60,258     180,188
                          -------   -------    -------  --------  --------  --------    -------    --------
Total equity............  $60,602   $ 8,382    $27,871  $137,897  $117,435  $282,586    $60,258    $180,188
                          =======   =======    =======  ========  ========  ========    =======    ========
Accumulation units
 outstanding............    7,345       937      3,247     9,838    12,522    65,691      8,588      29,826
                          =======   =======    =======  ========  ========  ========    =======    ========
Net assets value per
 unit...................  $ 8.251   $ 8.946    $ 8.584  $ 14.017  $  9.378  $  4.302    $ 7.017    $  6.041
                          =======   =======    =======  ========  ========  ========    =======    ========
Cost of invested
 assets.................  $62,958   $ 8,508    $27,957  $130,613  $119,401  $344,055    $71,809    $202,049
                          =======   =======    =======  ========  ========  ========    =======    ========


                                                                   Strong              Templeton
                            MFS                          Strong   Mid Cap    Strong      Global   Templeton
                         Investors    MFS     MFS Total Discovery  Growth  Opportunity   Asset     Foreign
                           Trust    Research   Return      II        II        II      Allocation Securities   Total
                         --------- ---------- --------- --------- -------- ----------- ---------- ---------- ----------
Assets:
Investment in mutual
 funds (Note B).........  $35,840   $29,901    $80,403  $ 12,224  $216,838  $115,312    $16,830    $ 38,967  $3,619,928
Receivables.............        0         0          0         0       343    18,710          0           0      19,140
Total assets............   35,840    29,901     80,403    12,224   217,181   134,022     16,830      38,967   3,639,068
Liabilities:
 Mortality and expense
  risk charge payable to
  sponsor (Note D)......       10         8         21         3        58        32          4          10         960
 Other liabilities......        0         0         93         0         0         0          0           0          93
                          =======   =======    =======  ========  ========  ========    =======    ========
Total liabilities.......       10         8        114         3        58        32          4          10       1,053
                          =======   =======    =======  ========  ========  ========    =======    ========  ==========
Net assets (Note C).....  $35,830   $29,893    $80,289  $ 12,221  $217,123  $133,990    $16,826    $ 38,957  $3,638,015
                          =======   =======    =======  ========  ========  ========    =======    ========  ==========
Equity:
 Equity of contract
  owners................   35,830    29,893     80,289    12,221   217,123   133,990     16,826      38,957   3,638,015
                          =======   =======    =======  ========  ========  ========    =======    ========  ==========
Total equity............  $35,830   $29,893    $80,289  $ 12,221  $217,123  $133,990    $16,826    $ 38,957  $3,638,015
                          =======   =======    =======  ========  ========  ========    =======    ========  ==========
Accumulation units
 outstanding............    4,216     3,995      7,171     1,207    33,863    13,898      1,797       4,427
                          =======   =======    =======  ========  ========  ========    =======    ========
Net assets value per
 unit...................  $ 8.498   $ 7.482    $11.196  $ 10.121  $  6.412  $  9.641    $ 9.362    $  8.799
                          =======   =======    =======  ========  ========  ========    =======    ========
Cost of invested
 assets.................  $37,475   $32,705    $79,044  $ 12,534  $251,985  $118,829    $18,967    $ 46,048  $3,920,263
                          =======   =======    =======  ========  ========  ========    =======    ========  ==========


                       See Notes to Financial Statements.

                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT
               STATEMENTS OF OPERATIONS AND NET CHANGES IN ASSETS
                          Year Ended December 31, 2001

                                                                                  Alger     Alger     Alger
                                                 AIM V I   AIM V I    AIM V I      Amer      Amer      Amer
                          AIM Capital  AIM V I     Core     Intl      Premier    Income &  Leveragd   MidCap
                          Appreciation  Growth    Equity   Growth      Equity     Growth    AllCap    Growth
                          ------------ --------  --------  -------  ------------ --------  --------  --------
Dividend income (Note B,
 D).....................    $ 14,207   $    506  $     71  $ 2,663    $  4,567   $  3,403  $  3,965  $ 28,923
Expense paid to Sponsor
 (Note D):
 Mortality and expense..       1,095      1,244       877      613       1,299        477     1,052       717
Contract maintenance
 charges:
 Administration fees....       8,552     10,874     5,428    4,616       5,810      4,726     8,951     7,192
 Cost of insurance......      41,371     52,934    30,294   21,384      39,732     27,076    48,579    46,030
 Total..................      51,018     65,052    36,599   26,613      46,841     32,279    58,582    53,939
                            --------   --------  --------  -------    --------   --------  --------  --------
Net investment income...     (36,811)   (64,546)  (36,528) (23,950)    (42,274)   (28,876)  (54,617)  (25,016)
Realized investment
 gains (losses)
 including
 distributions..........      (1,278)    (1,127)     (774)    (779)       (196)      (721)   (1,024)   (1,150)
Unrealized investment
 gains (losses).........     (24,545)   (26,233)   (6,438) (12,095)    (11,012)    (6,211)   (6,775)  (18,688)
                            --------   --------  --------  -------    --------   --------  --------  --------
Net gain (loss) on
 investments............     (25,823)   (27,360)   (7,212) (12,874)    (11,208)    (6,932)   (7,799)  (19,838)
                            --------   --------  --------  -------    --------   --------  --------  --------
Net increase (decrease)
 in net assets from
 operation..............     (62,634)   (91,906)  (43,740) (36,824)    (53,482)   (35,808)  (62,416)  (44,854)
Premiums deposits and
 net transfers*              235,187    294,597   184,677  120,685     266,337    158,695   322,755   259,643
Transfers to Sponsor for
 benefits and
 terminations...........      (2,769)    (3,125)   (1,674)  (2,136)     (1,177)    (4,141)   (5,295)   (3,206)
                            --------   --------  --------  -------    --------   --------  --------  --------
Total increase
 (decrease).............     169,784    199,566   139,263   81,712     211,678    118,746   255,044   211,583
Net assets at beginning
 of period..............    $ 13,157   $ 20,440  $  8,773  $10,047    $ 12,659   $  7,379  $ 22,579  $  9,240
                            --------   --------  --------  -------    --------   --------  --------  --------
Net assets at end of
 period (Note C)........    $182,941   $220,006  $148,036  $91,759    $224,337   $126,125  $277,623  $220,823
                            ========   ========  ========  =======    ========   ========  ========  ========
                                                           Scudder
                                                 Scudder     VIT                                     Dreyfus
                                        Alger    VIT EAFE   Small                Dreyfus   Dreyfus   Socially
                           Alger Amer    Amer     Equity     Cap      Dreyfus     Money    Quality     Resp
                           Small Cap    Growth     Indx     Index   Appreciation  Market     Bond     Growth
                          ------------ --------  --------  -------  ------------ --------  --------  --------
Dividend income (Note B,
 D).....................    $     10   $ 12,140  $      0  $ 1,179    $    362   $  1,911  $  3,871  $     67
Expense paid to Sponsor
 (Note D):
 Mortality and expense
  risk charge...........         224        803       117      111         219        700       569       729
Contract maintenance
 charges:
 Administration fees....       2,590      6,932       776      842       1,667      4,668     1,732     5,229
 Cost of insurance......      12,839     45,706     8,549    4,564       9,467     25,859    15,886    24,162
 Total..................      15,653     53,441     9,442    5,517      11,353     31,227    18,187    30,120
                            --------   --------  --------  -------    --------   --------  --------  --------
Net investment income...     (15,643)   (41,301)   (9,442)  (4,338)    (10,991)   (29,316)  (14,316)  (30,053)
Realized investment
 gains (losses)
 including
 distributions..........        (279)      (434)     (769)     (67)       (119)         0        20      (628)
Unrealized investment
 gains (losses).........      (2,931)   (15,202)   (1,978)     112        (707)         0    (2,277)  (10,910)
                            --------   --------  --------  -------    --------   --------  --------  --------
Net gain (loss) on
 investments............      (3,210)   (15,636)   (2,747)      45        (826)         0    (2,257)  (11,538)
                            --------   --------  --------  -------    --------   --------  --------  --------
Net increase (decrease)
 in net assets from
 operations.............     (18,853)   (56,937)  (12,189)  (4,293)    (11,817)   (29,316)  (16,573)  (41,591)
Premiums deposits and
 net transfers* ........      79,397    269,884    26,886   26,306      53,988    140,976   124,866   147,679
Transfers to Sponsor for
 benefits and
 terminations...........        (686)    (1,985)     (428)    (347)       (469)      (642)     (294)   (1,647)
                            --------   --------  --------  -------    --------   --------  --------  --------
Total increase
 (decrease).............      59,858    210,962    14,269   21,666      41,702    111,018   107,999   104,441
Net assets at beginning
 of period..............    $  5,329   $  9,004  $    214  $ 2,554    $  2,897   $  1,954  $  4,933  $  7,218
                            --------   --------  --------  -------    --------   --------  --------  --------
Net assets at end of
 period (Note C)........    $ 65,187   $219,966  $ 14,483  $24,220    $ 44,599   $112,972  $112,932  $111,659
                            ========   ========  ========  =======    ========   ========  ========  ========

--------
* Includes transfer activity from (to) other portfolios.

                       See Notes to Financial Statements.

                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

                          Year Ended December 31, 2001

                                                        Evergreen
                         Evergreen Evergreen  Evergreen    VA      INVESCO                INVESCO      MFS
                         VA Equity     VA     VA Global Small Cap  VIF Core  INVESCO VIF    VIF      Emerging
                           Index   Foundation  Lenders    Value     Equity   Technology  Utilities    Growth
                         --------- ---------- --------- ---------  --------  ----------- ---------- ----------
Dividend income (Note
 B, D).................   $   630   $   180    $   114  $  6,359   $  1,538   $      0    $   592    $  3,927
Expense paid to Sponsor
 (Note D):
 Mortality and expense
  risk charge..........       259        17         71       257        340      1,185        223         672
Contract maintenance
 charges:
 Administration fees...       886       169        758     2,043      1,819     12,299      2,807       7,586
 Cost of insurance.....    11,851     1,169      4,722    15,919     16,996     60,731     13,014      36,966
 Total.................    12,996     1,355      5,551    18,219     19,155     74,215     16,044      45,224
                          -------   -------    -------  --------   --------   --------    -------    --------
Net investment income..   (12,366)   (1,175)    (5,437)  (11,860)   (17,617)   (74,215)   (15,452)    (41,297)
Realized investment
 gains (losses)
 including
 distributions.........    (1,482)      (22)      (338)      (50)      (182)    (2,027)      (537)     (1,079)
Unrealized investment
 gains (losses)........    (2,339)     (121)       (77)    7,310     (1,913)   (52,011)   (11,483)    (20,312)
                          -------   -------    -------  --------   --------   --------    -------    --------
Net gain (loss) on
 investments...........    (3,821)     (143)      (415)    7,260     (2,095)   (54,038)   (12,020)    (21,391)
                          -------   -------    -------  --------   --------   --------    -------    --------
Net increase (decrease)
 in net assets from
 operations............   (16,187)   (1,318)    (5,852)   (4,600)   (19,712)  (128,253)   (27,472)    (62,688)
Premiums deposits and
 net transfers * ......    76,891     9,719     33,492   143,317    137,116    379,862     81,427     224,170
Transfers to Sponsor
 for benefits and
 terminations..........      (124)      (19)      (437)   (1,024)      (371)    (3,273)    (1,781)     (2,527)
                          -------   -------    -------  --------   --------   --------    -------    --------
Total increase
 (decrease)                60,580     8,355     27,203   137,693    117,033    248,336     52,174     158,955
Net assets at beginning
 of period.............   $    22   $    27    $   667  $    203   $    402   $ 34,250    $ 8,084    $ 21,233
                          -------   -------    -------  --------   --------   --------    -------    --------
Net assets at end of
 period (Note C).......   $60,602   $ 8,382    $27,870  $137,896   $117,435   $282,586    $60,258    $180,188
                          =======   =======    =======  ========   ========   ========    =======    ========


                                                                    Strong               Templeton
                            MFS                          Strong    Mid Cap     Strong      Global   Templeton
                         Investors    MFS     MFS Total Discovery   Growth   Opportunity   Asset     Foreign
                           Trust    Research   Return      II         II         II      Allocation Securities   Total
                         --------- ---------- --------- ---------  --------  ----------- ---------- ---------- ----------
Dividend income (Note
 B, D).................   $   271   $ 1,176    $   253  $    912   $      0   $  8,916    $ 1,055    $  5,129  $  108,897
Expense paid to Sponsor
 (Note D):
 Mortality and expense
  risk charge..........       132       103        163        81      1,467        515        110         240      16,682
Contract maintenance
 charges:
 Administration fees...       919     1,426      1,376     1,136      9,548      3,892        791         937     128,978
 Cost of insurance.....     7,614     6,695     11,127     4,531     49,963     24,075      4,579       7,084     731,469
 Total.................     8,665     8,224     12,666     5,748     60,978     28,482      5,480       8,261     877,127
                          -------   -------    -------  --------   --------   --------    -------    --------  ----------
Net investment income..    (8,394)   (7,048)   (12,413)   (4,836)   (60,978)   (19,566)    (4,425)     (3,132)   (768,228)
Realized investment
 gains (losses)
 including
 distributions.........      (476)     (481)       (8)      (502)    (1,754)    (1,115)      (298)       (549)    (20,225)
Unrealized investment
 gains (losses)........    (1,634)   (2,793)     1,345      (319)   (30,930)    (3,372)    (2,148)     (7,175)   (273,861)
                          -------   -------    -------  --------   --------   --------    -------    --------  ----------
Net gain (loss) on
 investments...........    (2,110)   (3,274)     1,337      (821)   (32,684)    (4,487)    (2,446)     (7,724)   (294,086)
                          -------   -------    -------  --------   --------   --------    -------    --------  ----------
Net increase (decrease)
 in net assets from
 operations............   (10,504)  (10,322)   (11,076)   (5,657)   (93,662)   (24,053)    (6,871)    (10,856) (1,062,315)
Premiums deposits and
 net transfers * ......    46,568    40,048     91,587    17,864    287,103    154,304     24,710      45,942   4,506,679
Transfers to Sponsor
 for benefits and
 terminations..........      (295)     (251)      (626)     (312)    (3,572)    (1,019)    (1,522)       (606)    (47,779)
                          -------   -------    -------  --------   --------   --------    -------    --------  ----------
Total increase
 (decrease)............    35,769    29,475     79,885    11,895    189,869    129,232     16,317      34,480   3,396,543
Net assets at beginning
 of period.............   $    61   $   418    $   404  $    326   $ 27,255   $  4,758    $   508    $  4,477  $  241,473
                          -------   -------    -------  --------   --------   --------    -------    --------  ----------
Net assets at end of
 period (Note C).......   $35,830   $29,893    $80,289  $ 12,221   $217,124   $133,990    $16,825    $ 38,957  $3,638,016
                          =======   =======    =======  ========   ========   ========    =======    ========  ==========

--------
*Includes transfer activity from (to) other portfolios.

                       See Notes to Financial Statements.

                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
     Period May 22, 2000 (commencement of operations) to December 31, 2000

                              AIM               AIM V I                 AIM V I    Alger Amer Alger Amer Alger Amer
                            Capital    AIM V I   Core    AIM V I Intl   Premier      Income    Leveragd    Midcap
                          Appreciation Growth   Equity      Growth       Equity     & Growth    Allcap     Growth
                          ------------ -------  -------  ------------ ------------ ---------- ---------- ----------
Dividend income (Note B,
 D).....................    $   334    $   529  $  214     $   493      $   481      $    0    $     0     $    0
Expense paid to Sponsor
 (Note D):
Mortality and expense
 risk charge............         11         18       8          12           14           7         22          8
Contract maintenance
 charges:
Administration fees.....      1,077      1,736     644         863          911         851      1,646        795
Cost of insurance.......      1,904      3,210   1,089       1,530        1,422       1,566      2,568      1,467
                            -------    -------  ------     -------      -------      ------    -------     ------
Total...................      2,992      4,964   1,741       2,405        2,347       2,424      4,236      2,270
                            -------    -------  ------     -------      -------      ------    -------     ------
Net investment income...     (2,658)    (4,435) (1,527)     (1,912)      (1,866)     (2,424)   ( 4,236)    (2,270)
Realized investment
 gains (losses)
 including
 distributions..........        (43)       (81)    (41)        (43)         (50)        (23)       (58)       (13)
Unrealized investment
 gains (losses).........     (1,677)    (2,605)   (780)     (1,095)        (770)       (111)    (2,547)       (27)
                            -------    -------  ------     -------      -------      ------    -------     ------
Net gain (loss) on
 investments............     (1,720)    (2,686)   (821)     (1,138)        (820)       (134)    (2,605)       (40)
                            -------    -------  ------     -------      -------      ------    -------     ------
Net increase (decrease)
 in net assets from
 operations.............     (4,378)    (7,121) (2,348)     (3,050)     (2, 686)     (2,558)    (6,841)    (2,310)
Premiums deposits and
 net transfers *........     17,535     27,569  11,121      13,105       15,345       9,992     29,431     11,605
Transfers to Sponsor for
 benefits and
 terminations...........          0         (8)      0          (8)           0         (55)       (11)       (55)
                            -------    -------  ------     -------      -------      ------    -------     ------
Total increase
 (decrease).............     13,157     20,440   8,773      10,047       12,659       7,379     22,579      9,240
Net assets at beginning
 of period..............          0          0       0           0            0           0          0          0
                            -------    -------  ------     -------      -------      ------    -------     ------
Net assets at end of
 period (Note C)........    $13,157    $20,440  $8,773     $10,047      $12,659      $7,379    $22,579     $9,240
                            =======    =======  ======     =======      =======      ======    =======     ======

                                                Scudder
                                                  VIT                                                     Dreyfus
                                        Alger    EAFE    Scudder VIT                Dreyfus    Dreyfus    Socially
                           Alger Amer   Amer    Equity    Small Cap     Dreyfus      Money     Quality      Resp
                           Small Cap   Growth    Indx       Index     Appreciation   Market      Bond      Growth
                          ------------ -------  -------  ------------ ------------ ---------- ---------- ----------
Dividend income (Note B,
 D).....................    $     0    $     0  $    3     $     0      $    44      $   74    $    63     $   58
Expense paid to Sponsor
 (Note D):
Mortality and expense
 risk charge............          5         10       0           4            4           9          7          9
Contract maintenance
 charges:
Administration fees.....        544        862      93         138          264         421         98        894
Cost of insurance.......      1,077      1,812      85         272          691         799        281      1,486
                            -------    -------  ------     -------      -------      ------    -------     ------
Total...................      1,626      2,684     178         414          959       1,229        386      2,389
                            -------    -------  ------     -------      -------      ------    -------     ------
Net investment income...     (1,626)    (2,684)   (175)       (414)        (915)     (1,155)      (323)    (2,331)
Realized investment
 gains (losses)
 including
 distributions..........        (48)      (100)     (2)        (14)          (7)          0         38        (32)
Unrealized investment
 gains (losses).........       (142)     (7 56)     (2)       (106)         (87)          0         94       (618)
                            -------    -------  ------     -------      -------      ------    -------     ------
Net gain (loss) on
 investments............       (190)      (856)     (4)       (120)         (94)          0        132       (650)
                            -------    -------  ------     -------      -------      ------    -------     ------
Net increase (decrease)
 in net assets from
 operations.............     (1,816)    (3,540)   (179)       (534)      (1,009)     (1,155)      (191)    (2,981)
Premiums deposits and
 net transfers *........      7,200     12,544     393       3,088        3,906       3,109      5,124     10,199
Transfers to Sponsor for
 benefits and
 terminations...........        (55)         0       0           0            0           0          0          0
                            -------    -------  ------     -------      -------      ------    -------     ------
Total increase
 (decrease).............      5,329      9,004     214       2,554        2,897       1,954      4,933      7,218
Net assets at beginning
 of period..............          0          0       0           0            0           0          0          0
                            -------    -------  ------     -------      -------      ------    -------     ------
Net assets at end of
 period (Note C)........    $ 5,329    $ 9,004  $  214     $ 2,554      $ 2,897      $1,954    $ 4,933     $7,218
                            =======    =======  ======     =======      =======      ======    =======     ======

-------
*Includes transfer activity from (to) other portfolios.

                       See Notes to Financial Statements.

                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

     Period May 22, 2000 (commencement of operations) to December 31, 2000

                                                       Evergreen
                        Evergreen Evergreen  Evergreen    VA      INVESCO                  INVESCO      MFS
                        VA Equity     VA     VA Global Small Cap VIF Core   INVESCO VIF      VIF      Emerging
                          Index   Foundation  Leaders    Value    Equity     Technology   Utilities    Growth
                        --------- ---------- --------- --------- --------- -------------- ---------- ----------
Dividend income (Note
 B, D)................    $   0     $   0      $   3     $   2    $    25     $     47     $   201    $     0
Expense paid to
 Sponsor (Note D):
 Mortality and expense
  risk charge.........        0         0          1         0          1           32           9         22
Contract maintenance
 charges:
 Administration fees..       14         8         88        53         76        2,559         472      1,596
 Cost of insurance....       17       116        151        57        156        4,021         760      2,541
                          -----     -----      -----     -----    -------     --------     -------    -------
 Total................       31       124        240       110        233        6,612       1,241      4,159
                          -----     -----      -----     -----    -------     --------     -------    -------
Net investment
 income...............      (31)     (124)      (237)     (108)      (208)      (6,565)     (1,040)    (4,159)
Realized investment
 gains (losses)
 including
 distributions........        0         0         (2)        0         (9)        (171)        (20)       (61)
Unrealized investment
 gains (losses).......        0        (2)        (2)       10        (21)      (9,382)        (52)    (1,546)
                          -----     -----      -----     -----    -------     --------     -------    -------
Net gain (loss) on
 investments..........        0        (2)        (4)       10        (30)      (9,553)        (72)    (1,607)
                          -----     -----      -----     -----    -------     --------     -------    -------
Net increase
 (decrease) in net
 assets from
 operations...........      (31)     (126)      (241)      (98)      (238)     (16,118)     (1,112)    (5,766)
Premiums deposits and
 net transfers*.......       53       153        908       301        640       50,569       9,196     27,157
Transfers to Sponsor
 for benefits and
 terminations.........        0         0          0         0          0         (201)          0       (158)
                          -----     -----      -----     -----    -------     --------     -------    -------
Total increase
 (decrease)...........       22        27        667       203        402       34,250       8,084     21,233
Net assets at
 beginning of period..        0         0          0         0          0            0           0          0
                          -----     -----      -----     -----    -------     --------     -------    -------
Net assets at end of
 period (Note C)......    $  22     $  27      $ 667     $ 203    $   402     $ 34,250     $ 8,084    $21,233
                          =====     =====      =====     =====    =======     ========     =======    =======

                                                                                          Templeton
                                                                                            Global   Templeton
                           MFS                          Strong    Strong                    Asset     Foreign
                        Investors    MFS     MFS Total Discovery  Mid Cap      Strong     Allocation Securities
                          Trust    Research   Return      II     Growth II Opportunity II                        Total
                        --------- ---------- --------- --------- --------- -------------- ---------- ---------- --------
Dividend income (Note
 B, D)................    $   0     $   0      $   0     $   0    $ 1,340     $    234     $     0    $     0   $  4,145
Expense paid to
 Sponsor (Note D):
 Mortality and expense
  risk charge.........        0         0          0         0         28            4           1          6        252
Contract maintenance
 charges:
 Administration fees..       21       109         39       116      2,137          171         114        166     19,576
 Cost of insurance....      128       168         48       136      3,156          338         199        297     33,548
                          -----     -----      -----     -----    -------     --------     -------    -------   --------
 Total................      149       277         87       252      5,321          513         314        469     53,376
                          -----     -----      -----     -----    -------     --------     -------    -------   --------
Net investment
 income...............     (149)     (277)       (87)     (252)    (3,981)        (279)       (314)      (469)   (49,231)
Realized investment
 gains (losses)
 including
 distributions........        1        (4)         1        (4)      (104)         (10)         (4)        (3)      (907)
Unrealized investment
 gains (losses).......       (1)      (11)        14         8     (4,216)        (145)         10         95    (26,470)
                          -----     -----      -----     -----    -------     --------     -------    -------   --------
Net gain (loss) on
 investments..........        0       (15)        15         4     (4,320)        (155)          6         92    (27,377)
                          -----     -----      -----     -----    -------     --------     -------    -------   --------
Net increase
 (decrease) in net
 assets from
 operations...........     (149)     (292)       (72)     (248)    (8,301)        (434)       (308)      (377)   (76,608)
Premiums deposits and
 net transfers*.......      210       710        476       574     35,669        5,192         815      4,854    318,743
Transfers to Sponsor
 for benefits and
 terminations.........        0         0          0         0       (113)           0           0          0       (664)
                          -----     -----      -----     -----    -------     --------     -------    -------   --------
Total increase
 (decrease)...........       61       418        404       326     27,255        4,758         507      4,477    241,471
Net assets at
 beginning of period..        0         0          0         0          0            0           0          0          0
                          -----     -----      -----     -----    -------     --------     -------    -------   --------
Net assets at end of
 period (Note C)......    $  61     $ 418      $ 404     $ 326    $27,255     $  4,758     $   507    $ 4,477   $241,471
                          =====     =====      =====     =====    =======     ========     =======    =======   ========

-------
*Includes transfer activity from (to) other portfolios.

                        See Notes to Financial Statements.

                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note A--Summary of Significant Accounting Policies

   Organization--The Titanium Universal Life Variable Account ("the Universal Life Variable Account") was established on September 15, 1999 as a segregated account of United Investors Life Insurance Company ("the Sponsor") and has been registered as a unit investment trust under the Investment Company Act of 1940. The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

   As of December 31, 2001, the following investments portfolios were available:

   AIM Variable Insurance Funds
     AIM VI Capital Appreciation Fund--Series I Shares
     AIM VI Growth Fund--Series I Shares
     AIM VI Core Equity Fund--Series I Shares
     AIM VI International Growth Fund--Series I Shares
     AIM VI Premier Equity Fund--Series I Shares

   The Alger American Fund
     Alger American Growth Portfolio--Class O Shares
     Alger American Income & Growth Portfolio--Class O Shares
     Alger American Leveraged AllCap Portfolio--Class O Shares
     Alger American Midcap Growth Portfolio--Class O Shares
     Alger American Small Cap Portfolio--Class O Shares

   Deutsche Asset Management VIT Funds
     Scudder VIT EAFE Equity Index Fund
     Scudder VIT Small Cap Index Fund

   Dreyfus Variable Investment Trust
     Dreyfus VIF Appreciation Portfolio--Initial Shares
     Dreyfus VIF Money Market Portfolio
     Dreyfus VIF Quality Bond Portfolio)--Initial Shares

   The Dreyfus Socially Responsible Growth Fund, Inc.
     The Dreyfus Socially Responsible Growth Fund, Inc.--Initial Shares

   Evergreen Investments
     Evergreen VA Equity Index Fund
     Evergreen VA Foundation Fund
     Evergreen VA Global Leaders Fund
     Evergreen VA Small Cap Value Fund

   INVESCO Variable Investment Funds, Inc.
     INVESCO VIF Core Equity Fund
     INVESCO VIF-Technology Fund
     INVESCO VIF-Utilities Fund

   MFS Variable Insurance Trust
     MFS Emerging Growth Fund Series
     MFS Investors Trust Fund Series
     MFS Research Fund Series
     MFS Total Return Fund Series

   Strong Variable Insurance Funds, Inc.
     Strong Discovery Fund II
     Strong Mid Cap Growth Fund II

   Strong Opportunity Fund, II
     Strong Opportunity Fund II

   Franklin Templeton Variable Insurance Products Trust
     Templeton Global Asset Allocation Fund--Class 2
     Templeton Foreign Securities Fund--Class 2

   Basis of Presentation--The financial statements of the Life Variable Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America.

   Federal Taxes--Currently no charge is made to the Life Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Life Variable Account investment income under current tax law.

Note B--Investments

   Stocks and convertible bonds of the Fund are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over the counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked prices quoted by major dealers in such stocks. Short term debt securities are valued at amortized cost which approximates fair value.

   Security transactions are accounted for by the Fund on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   Investments in shares of the separate investment portfolios are stated at fair value which is the net asset value per share as determined by the respective portfolios (see Note C--Net Assets). Dividends received by the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

   The following is a summary of reinvested dividends by portfolio:

                                              2001                2000
                                       ------------------- -------------------
                                         Shares   Dividend   Shares   Dividend
         Investment Portfolio          Reinvested  Income  Reinvested  Income
         --------------------          ---------- -------- ---------- --------
AIM VI Capital Appreciation Fund......     667    $14,207      10      $ 334
AIM VI Growth Fund....................      32        506      20        529
AIM VI Core Equity Fund...............       4         71       8        214
AIM VI Intl Growth Fund...............     184      2,663      24        493
AIM VI Premier Equity Fund............     202      4,567      17        481
Alger American Growth Portfolio.......     288     12,140       0          0
Alger American Income & Growth
 Portfolio............................     290      3,403       0          0
Alger American Leveraged AllCap
 Portfolio............................     113      3,965       0          0
Alger American Midcap Growth
 Portfolio............................   1,542     28,923       0          0
Alger American Small Cap Portfolio....       1         10       0          0
Scudder VIT EAFE Equity Index Fund....       0          0       0          3
Scudder VIT Small Cap Index Fund......     111      1,179       0          0
Dreyfus VIF Appreciation Portfolio....      10        362       1         44
Dreyfus VIF Money Market Portfolio....   1,911      1,911      74         74
Dreyfus VIF Quality Bond Portfolio....     335      3,871       6         63
The Dreyfus Socially Responsible
 Growth Fund, Inc.....................       2         67       2         58
Evergreen VA Equity Index Fund........      71        630       0          0
Evergreen VA Foundation Fund..........      14        180       0          0
Evergreen VA Global Leaders Fund......       9        114       1          3
Evergreen VA Small Cap Value Fund.....     549      6,359       1          2
INVESCO VIF Core Equity Fund..........      83      1,538       1         25
INVESCO VIF-Technology Fund...........       0          0       2         47
INVESCO VIF-Utilities Fund............      42        592      10        201
MFS Emerging Growth Series............     187      3,927       0          0
MFS Investors Trust Series............      14        271       0          0
MFS Research Series...................      72      1,176       0          0
MFS Total Return Series...............      14        253       0          0
Strong Discovery Fund II..............      83        912       0          0
Strong Mid Cap Growth Fund II.........       0          0      61      1,340
Strong Opportunity Fund II............     974      8,916      10        234
Templeton Global Asset Allocation
 Fund-Class 2.........................      65      1,055       0          0
Templeton Foreign Securities Fund-
 Class 2..............................     399      5,129       0          0

                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note C--Net Assets

   The following table illustrates by component parts (since inception of each portfolio) the net asset value for each portfolio.

                                    AIM                                           AIM V I    Alger Amer  Alger Amer Alger Amer
                                  Capital     AIM V I     AIM V I     AIM V I     Premier     Income &   Leveraged    Midcap
2001                            Appreciation   Growth   Core Equity Intl Growth    Equity      Growth      AllCap     Growth
----                            ------------ ---------- ----------- ----------- ------------ ----------- ---------- -----------
Cost to:
 Contract Owners........          $252,722    $322.166   $195,798    $133,790     $281,682    $168,687    $352,186   $271,248
Adjustment for market
 appreciation/(depreciation)..     (13,002)    (29,011)    (7,748)    (10,856)      (6,980)     (3,663)     (6,439)     9,045
Deductions:
 Mortality and expense
  risk charge...........            (1,106)     (1,262)      (885)       (652)      (1,313)       (484)     (1,074)      (725)
 Contract maintenance
  charges:
 Administrative
  expense...............            (9,629)    (12,610)    (6,072)     (5,479)      (6,721)     (5,577)    (10,597)    (7,987)
 Cost of insurance......           (43,275)    (56,144)   (31,383)    (22,914)     (41,154)    (28,642)    (51,147)   (47,497)
 Benefits and
  terminations..........            (2,769)     (3,133)    (1,674)     (2,144)      (1,177)     (4,196)     (5,306)    (3,261)
                                  --------    --------   --------    --------     --------    --------    --------   --------
Net assets..............          $182,941    $220,006   $148,036     $91,772     $224,337    $126,125    $277,623   $220,823
                                  ========    ========   ========    ========     ========    ========    ========   ========

                                                        Scudder VIT Scudder VIT                Dreyfus    Dreyfus     Dreyfus
                                 Alger Amer  Alger Amer    EAFE      Small Cap    Dreyfus       Money     Quality    Socially
                                 Small Cap     Growth   Equity Indx    Index    Appreciation   Market       Bond    Resp Growth
                                ------------ ---------- ----------- ----------- ------------ ----------- ---------- -----------
Cost to:
 Contract Owners........          $ 86,597    $282,428   $ 27,279    $ 29,394     $ 57,894    $144,085    $129,990   $157,878
Adjustment for market
 appreciation/(depreciation)..      (3,390)     (4,352)    (2,748)      1,104         (514)      1,985       1,809    (12,063)
Deductions:
 Mortality and expense
  risk charge...........              (229)       (813)      (117)       (115)        (223)       (709)       (576)      (738)
 Contract maintenance
  charges:
 Administrative
  expense...............            (3,134)     (7,794)      (869)       (980)      (1,931)     (5,089)     (1,830)    (6,123)
 Cost of insurance......           (13,916)    (47,518)    (8,634)     (4,836)     (10,158)    (26,658)    (16,167)   (25,648)
 Benefits and
  terminations..........              (741)     (1,985)      (428)       (347)        (469)       (642)       (294)    (1,647)
                                  --------    --------   --------    --------     --------    --------    --------   --------
Net assets..............          $ 65,187    $219,966   $ 14,483    $ 24,220     $ 44,599    $112,972    $112,932   $111,659
                                  ========    ========   ========    ========     ========    ========    ========   ========

                                             Evergreen   Evergreen   Evergreen                            INVESCO       MFS
                                Evergreen VA     VA      VA Global   VA Small   INVESCO VIF  INVESCO VIF    VIF      Emerging
                                Equity Index Foundation   Leaders    Cap Value  Core Equity  Technology  Utilities    Growth
                                ------------ ---------- ----------- ----------- ------------ ----------- ---------- -----------
Cost to:
 Contract Owners........          $ 76,944    $  9,872   $ 34,400    $143,618     $137,756    $430,431    $ 90,623   $251,327
Adjustment for market
 appreciation/(depreciation)..      (3,191)         35       (302)     13,631         (562)    (63,544)    (11,299)   (19,071)
Deductions:
 Mortality and expense
  risk charge...........              (259)        (17)       (72)       (257)        (341)     (1,217)       (232)      (694)
 Contract maintenance
  charges:
 Administrative
  expense...............              (900)       (177)      (846)     (2,096)      (1,895)    (14,858)     (3,279)    (9,182)
 Cost of insurance......           (11,868)     (1,285)    (4,873)    (15,976)     (17,152)    (64,752)    (13,774)   (39,507)
 Benefits and
  terminations..........              (124)        (19)      (437)     (1,024)        (371)     (3,474)     (1,781)    (2,685)
                                  --------    --------   --------    --------     --------    --------    --------   --------
Net assets..............          $ 60,602    $  8,409   $ 27,870    $137,896     $117,435    $282,586    $ 60,258   $180,188
                                  ========    ========   ========    ========     ========    ========    ========   ========

                                                                                                         Templeton
                                    MFS                               Strong       Strong      Strong      Global    Templeton
                                 Investors      MFS      MFS Total   Discovery    Mid Cap    Opportunity   Asset      Foreign
                                   Trust      Research    Return        II       Growth II       II      Allocation Securities
                                ------------ ---------- ----------- ----------- ------------ ----------- ---------- -----------
Cost to:
 Contract Owners........          $ 46,778    $ 40,758   $ 92,063    $ 18,438     $322,772    $159,496    $ 25,525   $ 50,796
Adjustment for market
 appreciation/(depreciation)..      (1,839)     (2,113)     1,605          95      (35,664)      4,508      (1,385)    (2,503)
Deductions:
 Mortality and expense
  risk charge...........              (132)       (103)      (163)        (81)      (1,495)       (519)       (111)      (246)
 Contract maintenance
  charges:
 Administrative
  expense...............              (940)     (1,535)    (1,415)     (1,252)     (11,685)     (4,063)       (905)    (1,103)
 Cost of insurance......            (7,742)     (6,863)   (11,175)     (4,667)     (53,119)    (24,413)     (4,778)    (7,381)
 Benefits and
  terminations..........              (295)       (251)      (626)       (312)      (3,685)     (1,019)     (1,522)      (606)
                                  --------    --------   --------    --------     --------    --------    --------   --------
Net assets..............          $ 35,830    $ 29,893   $ 80,289    $ 12,221     $217,124    $133,990    $ 16,824   $ 38,957
                                  ========    ========   ========    ========     ========    ========    ========   ========


                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note C--Net Assets--(Continued)

   The following table illustrates by component parts (since inception of each portfolio) the net asset value for each portfolio.

                                    AIM                                            AIM V I    Alger Amer  Alger Amer Alger Amer
                                  Capital     AIM V I     AIM V I   AIM V I Intl   Premier     Income &   Leveraged    Midcap
2000                            Appreciation   Growth   Core Equity    Growth       Equity      Growth      AllCap     Growth
----                            ------------ ---------- ----------- ------------ ------------ ----------- ---------- -----------
Cost to:
 Contract Owners.......           $17,535     $27,569     $11,121     $13,105      $15,345       $9,992    $29,431     $11,605
Adjustment for market
 appreciation/(depreciation)..     (1,386)     (2,157)       (607)       (645)        (339)        (134)    (2,805)        (40)
Deductions:
 Mortality and expense
  risk charge..........               (11)        (18)         (8)        (12)         (14)          (7)       (22)         (8)
 Contract maintenance
  charges:
 Administrative
  expense..............            (1,077)     (1,736)       (644)       (863)        (911)        (851)    (1,646)       (795)
 Cost of insurance.....            (1,904)     (3,210)     (1,089)     (1,530)      (1,422)      (1,566)    (2,568)     (1,467)
 Benefits and
  terminations.........                 0          (8)          0          (8)           0          (55)       (11)        (55)
                                  -------     -------     -------     -------      -------      -------    -------     -------
Net assets.............           $13,157     $20,440     $ 8,773     $10,047      $12,659       $7,379    $22,579     $ 9,240
                                  =======     =======     =======     =======      =======      =======    =======     =======

                                                          Scudder   Scudder  VIT                Dreyfus    Dreyfus     Dreyfus
                                 Alger Amer  Alger Amer   VIT EAFE   Small Cap     Dreyfus       Money     Quality    Socially
                                 Small Cap     Growth   Equity Indx    Index     Appreciation   Market       Bond    Resp Growth
                                ------------ ---------- ----------- ------------ ------------ ----------- ---------- -----------
Cost to:
 Contract Owners.......           $ 7,200     $12,644     $   393     $ 3,088      $ 3,906       $3,109     $5,124     $10,199
Adjustment for market
 appreciation/(depreciation)..       (190)       (656)         (1)       (120)         (50)          74        195        (592)
Deductions:
 Mortality and expense
  risk charge..........                (5)        (10)          0          (4)          (4)          (9)        (7)         (9)
 Contract maintenance
  charges:
 Administrative
  expense..............              (544)       (862)        (93)       (138)        (264)        (421)       (98)       (894)
 Cost of insurance.....            (1,077)     (1,812)        (86)       (272)        (691)        (799)      (281)     (1,486)
 Benefits and
  terminations.........               (55)          0           0           0            0            0          0           0
                                  -------     -------     -------     -------      -------      -------    -------     -------
Net assets.............           $ 5,329     $ 9,004     $   214     $ 2,554      $ 2,897       $1,954     $4,933     $ 7,218
                                  =======     =======     =======     =======      =======      =======    =======     =======

                                             Evergreen   Evergreen  Evergreen VA                           INVESCO       MFS
                                Evergreen VA     VA      VA Global     Small     INVESCO VIF  INVESCO VIF    VIF      Emerging
                                Equity Index Foundation   Leaders    Cap Value   Core Equity  Technology  Utilities    Growth
                                ------------ ---------- ----------- ------------ ------------ ----------- ---------- -----------
Cost to:
 Contract Owners.......           $    53     $   153     $   908     $   301      $   640      $50,589    $ 9,196     $27,157
Adjustment for market
 appreciation/(depreciation)..          0          (2)         (1)         12           (5)      (9,506)       129      (1,607)
Deductions:
 Mortality and expense
  risk charge..........                 0           0          (1)          0           (1)         (32)        (9)        (22)
 Contract maintenance
  charges:
 Administrative
  expense..............               (14)         (8)        (88)        (53)         (76)      (2,559)      (472)     (1,596)
 Cost of insurance.....               (17)       (116)       (151)        (57)        (156)      (4,021)      (760)     (2,541)
 Benefits and
  terminations.........                 0           0           0           0            0         (201)         0        (158)
                                  -------     -------     -------     -------      -------      -------    -------     -------
Net assets.............           $    22     $    27     $   667     $   203      $   402      $34,250    $ 8,084     $21,233
                                  =======     =======     =======     =======      =======      =======    =======     =======

                                                                                                          Templeton
                                    MFS                                             Strong      Strong      Global    Templeton
                                 Investors      MFS      MFS Total     Strong      Mid Cap    Opportunity   Asset      Foreign
                                   Trust      Research    Return    Discovery II  Growth II       II      Allocation Securities
                                ------------ ---------- ----------- ------------ ------------ ----------- ---------- -----------
Cost to:
 Contract Owners.......           $   210     $   710     $   476     $   574      $35,669      $ 5,192    $   815     $ 4,854
Adjustment for market
 appreciation/(depreciation)..          0         (15)         15           4       (2,980)          79          6          92
Deductions:
 Mortality and expense
  risk charge..........                 0           0           0           0          (28)          (4)        (1)         (6)
 Contract maintenance
  charges:
 Administrative
  expense..............               (21)       (109)        (39)       (116)      (2,137)        (171)      (114)       (166)
 Cost of insurance.....              (128)       (168)        (48)       (136)      (3,156)        (338)      (199)       (297)
 Benefits and
  terminations.........                 0           0           0           0         (113)           0          0           0
                                  -------     -------     -------     -------      -------      -------    -------     -------
Net assets.............           $    61     $   418     $   404     $   326      $27,255      $ 4,758    $   507     $ 4,477
                                  =======     =======     =======     =======      =======      =======    =======     =======


                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note D--Charges and Deductions

Fund Management and Fees

   AIM Advisors, Inc., Fred Alger Management, Inc., Deutsche Asset Management, Inc., Dreyfus Corporation, Evergreen Investment Management Company, LLC, INVESCO Funds Group, Inc., Massachusetts Financial Services Company, Inc. and Templeton Investment Counsel, LLC are the fund managers of their respective funds and provide investment advisory services to their respective fund portfolios. Each portfolio will pay the manager a fee for managing its investments. However, for certain portfolios, the manager waived part or all of its management fee during 2001. This management fee by manager as a percentage of the fund's annual average net assets, after amount waived, is as follows:

   Portfolio                                                     Management Fee
   ---------                                                     --------------
   AIM Variable Insurance Funds
    AIM VI Capital Appreciation Fund--Series I.................       0.61%
    AIM VI Growth Fund--Series I...............................       0.62%
    AIM VI Core Equity Fund--Series I..........................       0.61%
    AIM VI Intl Growth Fund--Series I..........................       0.73%
    AIM VI Premier Equity Fund--Series I.......................       0.60%
   The Alger American Fund
    Alger American Growth Portfolio--Class O Shares............       0.75%
    Alger American Income & Growth Portfolio--Class O Shares...       0.63%
    Alger American Leveraged AllCap Portfolio--Class O Shares..       0.85%
    Alger American Midcap Growth Portfolio--Class O Shares.....       0.80%
    Alger American Small Cap Portfolio--Class O Shares.........       0.85%
   Deutsche Asset Management VIT Funds
    Scudder VIT EAFE Equity Index Fund.........................       0.30%
    Scudder VIT Small Cap Index Fund...........................       0.17%
   Dreyfus Funds
    Dreyfus VIF Appreciation Portfolio--Initial Shares.........       0.75%
    Dreyfus VIF Money Market Portfolio.........................       0.50%
    Dreyfus VIF Quality Bond Portfolio--Initial Shares.........       0.65%
   The Dreyfus Socially Responsible Growth Fund, Inc.
    The Dreyfus Socially Responsible Growth Fund, Inc.--Initial
     Shares....................................................       0.75%
   Evergreen Variable Investments
    Evergreen VA Equity Index Fund.............................       0.08%
    Evergreen VA Foundation Fund...............................       0.75%
    Evergreen VA Global Leaders Fund...........................       0.72%
    Evergreen VA Small Cap Value Fund..........................       0.80%
   INVESCO Variable Investment Funds, Inc.
    INVESCO VIF Core Equity Fund...............................       0.75%
    INVESCO VIF-Technology Fund................................       0.75%
    INVESCO VIF-Utilities Fund.................................       0.60%
   MFS Variable Insurance Trust
    MFS Emerging Growth Fund Series............................       0.75%
    MFS Investors Trust Fund Series............................       0.75%
    MFS Research Fund Series...................................       0.75%
    MFS Total Return Fund Series...............................       0.75%
   Strong Variable Insurance Funds, Inc.
    Strong Discovery Fund II...................................       0.75%
    Strong Mid Cap Growth Fund II..............................       0.75%
   Strong Opportunity Fund, II
    Strong Opportunity Fund II.................................       0.75%
   Franklin Templeton Variable Insurance Products Trust
    Templeton Global Asset Allocation Fund--Class 2............       0.61%
    Templeton Foreign Securities Fund--Class 2.................       0.68%

                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

 Mortality and Expense Charge

   The Sponsor deducts a daily charge from asset in the variable subaccounts for certain mortality and expense risks that the Company bears. This charge is at an effective annual rate of 0.75% of the subaccount assets during the first ten policy years, 0.50% during the second ten years, and 0.25% thereafter. The Sponsor guarantees not to increase the mortality and expense charge above these annual rates. The Sponsor expects a profit from this charge. The profit, if any, from this charge may be used for any purpose, including distribution expenses.

 Premium Expense Charges

   The Sponsor deducts a premium expense charge from each premium before allocating the resulting net premium to the policy value. These charges consist of three types:

  (1) 2.5% of each premium is deducted for state premium taxes;

  (2) 1.5% of each premium is deducted for United Investors' estimate of the cost of Federal income tax treatment of the deferred acquisition costs;

  (3) 4% of each premium is deducted as a sales load, until premium paid equal 10 times the target premium for the policy. The target premium is discussed in further detail in this prospectus.

 Monthly Deduction

   The Sponsor deducts the monthly deduction on the policy date and on each monthly anniversary from policy value in the variable account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

  (1) the cost of insurance charge discussed below;

  (2) a current monthly policy charge of $6.00 (which may increase to a maximum charge of $30.00 per month for the first policy year and $10.00 per month for renewal years); and

  (3) charges for any supplemental benefits added by Riders to the Policy.

 Surrender Charge

   If the Policy is surrendered before the beginning of the 15th policy year, the Sponsor will deduct a surrender charge based on its face amount at issue. The Sponsor will also deduct the surrender charge if surrendered before the beginning of the 15th year following an increase in its face amount (based on the amount of the increase). A portion of the surrender charge will also be deducted from any face amount decrease the policyholder requests, or if the face amount decreases due to a withdrawal.

   The surrender charge consists of two types of charges, an administrative surrender charge and a sales surrender charge. The administrative charge is $4.00 per $1,000 of the face amount for the first nine policy years (or the first nine years after a face amount increase) and declines each year thereafter until it reaches zero. The administrative surrender charge per $1,000 of face amount is as follows below:


   Policy Year                                  Charge per $1,000 of Face Amount
   -----------                                  --------------------------------
   1-9.........................................              $4.00
   10..........................................              $3.33
   11..........................................              $2.67
   12..........................................              $2.00
   13..........................................              $1.33
   14..........................................              $0.67
   15 & up.....................................              $0.00

                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

   The sales surrender charge is as a percentage of actual premiums paid up to a maximum based on the target premiums. The percentages of premium are:

  Policy Years 1-2: 26% of premium paid up to one target premium, plus 6% of premium paid above one target premium up to two target premium, plus 5% of premium paid above two target premiums.

  Policy Years 3-9: 46% of premium paid up to one target premium, plus 44% of premium paid above one target premium up to two target premiums.

 Cost of Insurance

   A mortality charge will be deducted monthly to compensate the Sponsor for the cost of insurance for the preceding policy year. The mortality charge is based on a policy's net amount at risk and on the attained age, sex and risk class of the insured, and is determined by the Sponsor based upon its expectation as to future mortality experience.

                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note E--Financial Highlights

  The financial highlights of the Titanium Universal Life Variable Account for the year ended December 31, 2001 is summarized as follows:

2001

                                                                             Alger      Alger       Alger
                                             AIM V I    AIM VI    AIM VI   American    American   American     Alger      Alger
                  AIM Capital    AIM V I      Core       Intl    Premier   Income &   Leveraged    Midcap     American   American
                  Appreciation    Growth     Equity     Growth    Equity    Growth      Allcap     Growth    Small Cap    Growth
                  ------------ ------------ ---------  --------  --------  ---------  ---------- ----------- ---------- ----------
Number of units
at December 31,
2001............      25,918       40,088     21,207     13,410    28,700    14,344      38,750     23,116      10,836     28,442
Unit fair value
at December 31,
2001............    $  7.058     $  5.488   $  6.980   $  6.843  $  7.817  $  8.793    $  7.164   $  9.553    $  6.016   $  7.734
Net assets at
December 31,
2001............    $182,941     $220,006   $148,036   $ 91,759  $224,337  $126,125    $277,623   $220,823    $ 65,187   $219,966
Investment
income ratio for
the year ended
December 31,
2001*...........       14.49%        0.42%      0.09%      5.23%     3.85%     5.10%       2.64%     25.14%       0.03%     10.60%
Expense ratio
for the year
ended
December 31,
2001*...........        1.12%        1.03%      1.12%      1.20%     1.10%     0.71%       0.70%      0.62%       0.64%      0.70%
Total return for
the year ended
December 31,
2001*...........   Scudder-12.96%      -23.37%    -10.23%    -21.26%    -6.70%    -6.00%      -3.26%      7.27%      -9.71%   -3.76%
                   VIT EAFE
                    Equity
                    Index
                  ----------
Number of units
at December 31,
2001............      2,043
Unit fair value
at December 31,
2001............   $  7.087
Net assets at
December 31,
2001............   $ 14,483
Investment
income ratio for
the year ended
December 31,
2001*...........       0.00%
Expense ratio
for the year
ended
December 31,
2001*...........       1.59%
Total return for
the year ended
December 31,
2001*...........     -38.97%


                  Scudder VIT                Dreyfus   Dreyfus   Socially  Evergreen  Evergreen   Evergreen  Evergreen   Invesco
                   Small Cap     Dreyfus      Money    Quality     Resp    VA Equity      VA      VA Global   VA Small   VIF Core
                     Index     Appreciation  Market      Bond     Growth     Index    Foundation   Leaders   Cap Value    Equity
                  ------------ ------------ ---------  --------  --------  ---------  ---------- ----------- ---------- ----------
Number of units
at December 31,
2001............       2,331        4,974     10,594      9,655    15,662     7,345         937      3,247       9,838     12,522
Unit fair value
at December 31,
2001............    $ 10.392     $  8.966   $ 10.664   $ 11.696  $  7.129  $  8.251    $  8.946   $  8.584    $ 14.017   $  9.378
Net assets at
December 31,
2001............    $ 24,220     $ 44,599   $112,972   $112,932  $111,658  $ 60,602    $  8,382   $ 27,871    $137,897   $117,435
Investment
income ratio for
the year ended
December 31,
2001*...........        8.81%        1.52%      3.33%      6.57%     0.11%     2.08%       4.28%      0.80%       9.21%      2.61%
Expense ratio
for the year
ended December
31, 2001*.......        0.83%        0.92%      1.22%      0.97%     1.23%     0.85%       0.40%      0.50%       0.37%      0.58%
Total return for
the year ended
December 31,
2001*...........        8.31%       -2.88%      2.11%      1.77%   -20.53%   -11.38%       0.48%     -2.61%      19.35%     -1.52%
                   Invesco
                     VIF
                  Technology
                  ----------
Number of units
at December 31,
2001............     65,591
Unit fair value
at December 31,
2001............   $  4.302
Net assets at
December 31,
2001............   $282,586
Investment
income ratio for
the year ended
December 31,
2001*...........       0.00%
Expense ratio
for the year
ended December
31, 2001*.......       0.75%
Total return for
the year ended
December 31,
2001*...........     -34.86%


                                                                                                             Templeton
                                               MFS                 MFS      Strong                 Strong      Global   Templeton
                  Invesco VIF  MFS Emerging Investors    MFS      Total    Discovery  Strong Mid Opportunity   Asset     Foreign
                   Utilities      Growth      Trust    Research   Return      II      Cap Growth     II      Allocation Securities
                  ------------ ------------ ---------  --------  --------  ---------  ---------- ----------- ---------- ----------
Number of units
at December 31,
2001............       8,588       29,826      4,216      3,995     7,171     1,207      33,863     13,898       1,797      4,427
Unit fair value
at December 31,
2001............    $  7.017     $  6.041   $  8.498   $  7.482  $ 11.196  $ 10.121    $  6.412   $  9.641    $  9.362   $  8.799
Net assets at
December 31,
2001............    $ 60,258     $180,188   $ 35,830   $ 29,893  $ 80,289  $ 12,221    $217,123   $133,990    $ 16,826   $ 38,957
Investment
income ratio for
the year ended
December 31,
2001*...........        1.73%        3.90%      1.51%      7.76%     0.63%    14.54%       0.00%     12.85%      12.17%     23.62%
Expense ratio
for the year
ended December
31, 2001*.......        0.65%        0.67%      0.74%      0.68%     0.40%     1.29%       1.20%      0.74%       1.27%      1.11%
Total return for
the year ended
December 31,
2001*...........      -34.10%      -18.01%    -10.98%    -14.52%     3.54%     0.16%     -27.95%      5.64%     -17.32%    -13.05%

-----
*Based on the average net assets for the period.

                                    Part II

                                    PART II
                          UNDERTAKING TO FILE REPORTS

          Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

          Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Article XII of United Investors' By-Laws provides as follows:

     Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled.

                REPRESENTATION PURSUANT TO SECTION 26(f)(2)(A)

          United Investors Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

    The facing sheet.
    The prospectus consisting of 103 pages.
    Undertaking to file reports.
    Rule 484 undertaking.
    Representation pursuant to Section 26(f)(2)(A).
    The signatures.
    Written consents of the following persons:  John H. Livingston
                                                W. Thomas Aycock
                                                Deloitte & Touche LLP
                                                Sutherland Asbill & Brennan LLP.

    The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

    1.    A.
          (1) Resolution of the Board of Directors of United Investors Life Insurance Company establishing Titanium Universal Life Variable Account\5\
          (2)   Not Applicable
          (3)   United Securities Alliance, Inc. Agreements:
                      (i)   Distribution Agreement;\6\
                      (ii)  Selling Group Agreement\6\
          (4)   Not applicable
          (5) (a) Specimen Flexible Premium Variable Life Insurance Policy, Form TL99 (including Riders)\1\
                (b)   Reduced Charges Endorsement, Form TVULNL*
                (c)   Free Look Endorsement, Form VFRL\8\
          (6)   (a)   Articles of Incorporation of United Investors Life
                      Insurance Company \2\
                (b)   By-laws of United Investors Life Insurance Company\2\
          (7)   Not applicable
          (8) Forms of Participation Agreements with:
                (a)   AIM Variable Insurance Funds, Inc\7\
                (b)   The Alger American Fund\7\
                (c)   Deutsche Asset Management VIT Funds (formerly BT Insurance
                      Funds Trust)\7\
                (d)   Dreyfus Variable Investment Fund\7\
                (e)   Evergreen Variable Annuity Trust\7\
                (f)   INVESCO Variable Investment Funds, Inc.\1\
                      (i)  Amendment to Participation Agreement for INVESCO
                           Variable Investment Funds, Inc. \4\
                      (ii) Amendment to Participation Agreement for INVESCO
                           Variable Investment Funds, Inc.\8\

               (g)  MFS Variable Insurance Trust\3\
                    (i) Amendment to Participation Agreement for MFS Variable
                        Insurance Trust \4\
               (h)  Strong Variable Insurance Funds, Inc.\7\
               (i)  Franklin Templeton Variable Insurance  Products Trust
                    (i) Amendment to Participation Agreement for Franklin
                        Templeton Variable Insurance Products Trust \8\
          (9)  Not applicable
          (10) Application form\1\
          (11) Description of issuance, transfer and redemption procedures\1\
          B.   Not applicable
          C.   Not applicable
     2. Opinion and consent of John H. Livingston, Esquire as to the legality of the securities being registered*
     3.   Not applicable
     4.   Not applicable
     5.   Not applicable
     6. Opinion and consent of W. Thomas Aycock as to actuarial matters pertaining to the securities being registered*
     7.   (a)  Consent of Deloitte & Touche LLP*
          (b)  Consent of Sutherland Asbill & Brennan LLP*

_____________
     *Filed herewith

/1/  Incorporated herein by reference to the Exhibit filed with Pre-Effective
---
     Amendment No. 1 to this Registration Statement on Form S-6 (File No. 333-89875) filed on January 26, 2000.

/2/  Incorporated herein by reference to the Exhibit filed electronically with
---
     Post-Effective Amendment No. 12 to the registration statement on Form S-6 (File No. 33-11465), filed on behalf of United Investors Life Variable Account on April 29, 1998 (previously filed on January 22, 1987 as an Exhibit to the Form S-6 registration statement, File No. 33-11465).

/3/  Incorporated herein by reference to the Exhibit filed with Pre-Effective
---
     Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-12507) filed on behalf of the RetireMAP Variable Account on July 2, 1997.

/4/  Incorporated herein by reference to the Exhibit filed with Post-Effective
---
     Amendment No. 4 to the Registration Statement on Form N-4 (File No. 333-12507) filed on behalf of the RetireMAP Variable Account on April 27, 2000.

/5/  Incorporated herein by reference to the Exhibit filed with the Initial
---
     Filing of this Form S-6 Registration Statement (File No. 333-89875) on October 28, 1999.

/6/  Incorporated herein by reference to the Exhibit filed with Post-Effective
---
     Amendment No. 1 to this Registration Statement on Form S-6 (File No. 333-89875) filed on April 27, 2000.

/7/  Incorporated herein by reference to the Exhibit filed with Pre-Effective
---
     Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43022) filed on behalf of the Titanium Annuity Variable Account on October 13, 2000.

/8/  Incorporated herein by reference to the Exhibit filed with Post-Effective
---
     Amendment No. 2 to the Registration Statement on form N-4 (File No. 333-43022) filed on behalf of the Titanium Annuity Variable Account on April 29, 2002.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, Titanium Universal Life Variable Account certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Birmingham and the State of Alabama, on the 25th day of April, 2002.

                                     TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT
(SEAL)                                               (Registrant)

                                     By: UNITED INVESTORS LIFE INSURANCE COMPANY
                                                     (Depositor)

Attest: /s/ John H. Livingston           By:/s/ Anthony L. McWhorter
        ----------------------              ------------------------------------
        John H. Livingston                 President and Chief Executive Officer
        Secretary and Counsel



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature                               Title                        Date
---------                               -----                        ----


   /s/ C.B. Hudson               Director                        April 25, 2002
-------------------------------
C.B. Hudson


  /s/ Anthony L. McWhorter       Director, President and         April 25, 2002
-------------------------------
Anthony L. McWhorter             Chief Executive Officer


  /s/ W. Thomas Aycock           Director,Senior Vice President  April 25, 2002
-------------------------------
W. Thomas Aycock                 and Chief Actuary

Signature                                    Title                     Date
---------                                    -----                     ----


 /s/ Tony G. Brill            Director and Executive Vice         April 25, 2002
-------------------------
Tony G. Brill                 President--Marketing


 /s/ Larry M. Hutchison       Director                            April 25, 2002
-------------------------
Larry M. Hutchison


 /s/ Michael J. Klyce         Vice President and Treasurer        April 25, 2002
-------------------------
Michael J. Klyce

 /s/ John H. Livingston       Director, Secretary and Counsel     April 25, 2002
-------------------------
John H. Livingston


 /s/ James L. Mayton, Jr.     Vice President and Controller       April 25, 2002
-------------------------
James L. Mayton, Jr.


 /s/ Carol A. McCoy           Director and Assistant Secretary    April 25, 2002
-------------------------
Carol A. McCoy


 /s/ Ross W. Stagner          Director and Senior Vice President  April 25, 2002
-------------------------
Ross W. Stagner

 /s/ Terry W. Davis           Director and Senior Vice President- April 25, 2002
-------------------------
Terry W. Davis                Administration

                                 EXHIBIT INDEX


Exhibit No.      Name of Exhibit
-----------      ---------------

99.1(A)(5)(b)    Reduced Charges  Endorsement

99.2 Opinion and consent of John H. Livingston, Esquire as to the legality of the securities being registered


99.6 Opinion and consent of W. Thomas Aycock as to actuarial matters pertaining to the securities being registered


99.7(a)          Consent of Deloitte & Touche LLP


99.7(b)          Consent of Sutherland Asbill & Brennan LLP